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                                  GUARDIAN(SM)

Park Avenue Life

December 31, 1999

Annual Report to Policyowners

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The Guardian Separate Account K
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The Guardian Stock Fund
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The Guardian Bond Fund, Inc.
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The Guardian Cash Fund, Inc.
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Gabelli Capital Asset Fund
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Baillie Gifford International Fund
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Baillie Gifford Emerging Markets Fund
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The Guardian Small Cap Stock Fund
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Value Line Centurion Fund, Inc.
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Value Line Strategic Asset Management Trust
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MFS Growth with Income Series
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MFS Emerging Growth Series
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MFS Total Return Series
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MFS Bond Series
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American Century VP International Fund
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American Century VP Value Fund
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Fidelity VIP III Growth Opportunities Portfolio
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Fidelity VIP Equity-Income Portfolio
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Fidelity VIP High Income Portfolio
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Fidelity VIP II Index 500 Portfolio
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AIM V.I. Capital Appreciation Fund
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AIM V.I. Value Fund
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Executive Office
7 Hanover Square
New York, New York 10004

Customer Service Office
7 Hanover Square
Specialty Life -- 215 B
New York, New York 10004
1-800-935-4128

Issued by:

The Guardian Insurance &
Annuity Company, Inc.
A wholly owned subsidiary of
The Guardian Life Insurance Company of America

Distributed by:

Guardian Investor Services Corporation

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Fixed-Rate Option

      The annual rate of interest for amounts deposited or renewed (on a contract anniversary) in the Fixed Rate Option during 1999 were:

      January.......................5.25%
      February......................5.25%
      March.........................5.25%
      April.........................5.25%
      May...........................5.25%
      June..........................5.25%
      July..........................5.25%
      August........................5.25%
      September.....................5.25%
      October.......................5.25%
      November......................5.25%
      December......................5.25%

      Rates paid by the Fixed-Rate Option are subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.

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

Dear Policyowner:
-----------------

[Photo of Joseph D. Sargent, CLU, President & CEO]

      Dear Policyowner:

      As President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc., and its parent, The Guardian Life Insurance Company of America, I am pleased to send you this Annual Report on the performance of your policy's separate account and its underlying variable investment options during the past year.

Helping You Reach Your Goals

      As an owner of a variable universal life product, you are among a rapidly growing group of people who are planning for their future with a retirement product that is linked to the investment markets. A product such as Park Avenue Life may be one of the best ways to prepare for your retirement and because of the benefits it offers, may help you reach your goals faster.

      This Report tells you how each investment option available in your policy has performed. Also included is a letter from Frank J. Jones, Ph.D., our chief investment officer, and interviews with the portfolio managers of the funds that comprise our investment options. These materials discuss the current economic environment as well as specific issues that may impact your investment strategy.

      I am confident that this information will be invaluable to you as you assess your financial situation and investment strategies.

      Thank you for selecting Guardian to assist you in investing for your future.

      Sincerely,


      /s/ Joseph D. Sargent, CLU

      Joseph D. Sargent, CLU
      President and Chief Executive Officer
      The Guardian Insurance & Annuity Company, Inc.

ANNUAL REPORT FOR

Park Avenue Life

Park Avenue Variable Universal Life

Table of Contents                                 Portfolio           Schedule
                                                   Manager               of
                                                  Interview          Investments
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Economic Report                                                           4

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The Guardian Stock Fund                               8                  52

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The Guardian Bond Fund                               12                  60

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The Guardian Cash Fund                               26                  66

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Gabelli Capital Asset Fund                           14                  78

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Baillie Gifford International Fund                   16                  88

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Baillie Gifford Emerging Markets Fund                18                  94

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The Guardian Small Cap Stock Fund                    20                 100

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Value Line Centurion Fund                            22                 114

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Value Line Strategic Asset Management Trust          24                 122

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MFS Growth with Income Series                                           133

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MFS Emerging Growth Series                                              157

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MFS Total Return Series                                                 183

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MFS Bond Series                                                         213


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American Century VP International Fund                                  237

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American Century VP Value Fund                                          263

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Fidelity VIP III Growth Opportunities Portfolio                         287

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Fidelity VIP Equity-Income Portfolio                                    305

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Fidelity VIP High Income Portfolio                                      327

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Fidelity VIP II Index 500 Portfolio                                     351

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AIM V.I. Capital Appreciation Fund                                      373

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AIM V.I. Value Fund                                                     387

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The Guardian Separate Account K                                          28
 For Park Avenue Life Policyowners

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The Guardian Separate Account M                                          40
 For Park Avenue Variable Universal Life Policyowners

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Investments offered through The Guardian Insurance & Annuity Company, Inc. are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.


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Economic Report
---------------

[Photo of Frank J. Jones, Ph.D., Chief Investment Officer,
Co-Portfolio Manager, The Guardian Stock Fund]

Can Trees Grow to The Sky?

      As of February 2000, the U.S. economy had grown for 106 consecutive months (the current expansion began during April 1991), exceeding the longest post-World War II expansion of 1961-69, which was supported by the Vietnam War. And yet, the economy at present shows no significant geriatric strains.

      The current stock market rally began during October 1990 (some say the structural bull market began in 1982) and the S&P 500 Index(1) has returned over 20% for five consecutive years from 1995 through 1999, an unprecedented run.

      Are these two streaks related? Can these two streaks continue? If not, when will they end? This report addresses these key questions.

      First, are they related? Obviously. Economists fret that a weakening economy will weaken corporate profits and, thus, the stock market. On the other hand, Alan Greenspan frets that a stock market correction will cause an economic correction through the wealth effect, that is, funding consumption out of wealth, rather than income. Who is right in terms of causality? Probably both. A weakening in either the economy or the stock market could affect the other.

      Can these two streaks continue? That is, can trees grow to the sky? It seems clear that the economy and the stock market cannot continue to grow at their recent pace. Real Gross Domestic Product (GDP) grew by 4% during 1999 (down from 4.6% during 1998), and the unemployment rate is 4.1%, the lowest since 1969. Greenspan is appropriately concerned about labor shortages and resulting labor cost increases, which has heretofore been mitigated by immigration, job insecurity resulting from continuing corporate restructuring, and other factors.

      With respect to the stock market, stock prices have outgrown earnings for several years. The price-to-earnings ratio for the S&P 500 was 31.49 at the end of 1999, significantly the highest since World War II. The S&P 500 cannot continue to return 20% every year - the average return over the period from 1926-1999 was 11.35%.

      As the noted economist Herb Stein profoundly said, "If a trend cannot continue, it will stop." Thus, these two trees cannot grow to the sky. But when will they stop growing? Most immediately, will they stop growing during 2000? This is the timely question. To put the answer before the reasoning, we expect growth in the economy and the stock market to moderate during 2000, but do not expect significant reversals.

      Before we proceed, however, we should comment on the other major financial market, the bond market, which is related to our expectation for 2000. If the economy and the stock markets received grades of "A" during 1999, the bond market received a "D-". 1999 experienced the second worst bond market performance since 1973, the worst being 1994. This weak showing by bonds during 1999 was no surprise. During 1994, an even weaker year for bonds, the Federal Reserve (Fed) tightened six times, increasing the Fed funds rate from 3% to 5.5%. During 1999, the Fed tightened three times, increasing the rate from 4.75% to 5.50%.

      The bond market never responds well to Fed tightening. But the three Fed tightenings during 1999 and the two or perhaps more expected during 2000 should moderate economic growth during 2000 to a level of about 3%-31/2%, which is currently thought to be "sustainable," without causing a recession or even a severe economic softening. That is, the weak bond market during 1999 planted the seeds for a moderation in the economy during 2000.

The Economy

      As indicated, as of February, the U.S. economy will have experienced its longest post-World War II economic expansion, accompanied by a low unemployment rate (the lowest in 29 years) and also moderate inflation. This combination of desirable conditions, previously thought to be too good to be true, has been referred to as the "New Economy" or "New Paradigm".

      Among the reasons for this salutary environment are the following. First, productivity has been quite high due to, among other factors, technology. Second, monetary policy (due to Alan Greenspan) and fiscal policy (due primarily to the strong economy resulting in a federal budget surplus) have been prudent. Third, several factors have mitigated inflation. They include globalization, the strong U.S. dollar, the (until recently) economic slowdown in Asia (and its effect on commodity prices) and improved technology (including e-commerce), all

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(1)   The Standard & Poor's (S&P 500) Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.

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4
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leading to weaker pricing power. Weaker labor unions, the increased use of
"temps" and the increased use of stock options rather than salary have also moderated wage inflation. And fourth, the strong stock market has been both a cause and an effect of the long expansion.

      Looking back, why have past economic expansions ended? The first reason has been the inventory cycles. However, while there will be some inventory adjustment from the fourth quarter of 1999 through the first quarter of 2000, due to Y2K, prudent inventory management, including "just in time" inventory, may have rendered the inventory cycle obsolete. The second is inflation (at times caused by oil shocks) and a resulting aggressive Fed tightening. This is the reason we had recessions in 1960, 1970, 1980 and 1990. This threat to economic expansion is alive and well, as indicated below.

      There are three risks to the current economic expansion. The first is continued above sustainable economic growth, leading to incipient inflation, perhaps supported by increased oil prices, resulting in an aggressive Fed tightening of interest rates (a la 1994).

      The second is the current high trade deficit (a net import of goods and services financed by international investment in U.S. financial markets). This excess of imports over exports has satisfied the strong U.S. demand for consumer goods and perhaps abated inflationary forces resulting from excess demand for domestic production. This deficit could lead to a self-reinforcing cycle of:

      o     Weaker U.S. Dollar;

      o     Withdrawal of international funds from U.S.; and

      o     Weaker U.S. stock and bond markets.

      Finally, there is the current high consumption (that is, a low, even negative, savings rate) supported by the "wealth effect", due to a strong stock market and strong residential housing prices. A decline in the stock market (which Alan Greenspan has long thought to be overvalued) could cause a significant decline in consumption, which is approximately two-thirds of GDP, and cause a consumption-led recession during 2000.

      Our expectation for the economy is that fundamental growth will remain unsustainably strong and the Fed will raise rates two or more times during the first half of 2000. However, adroit Fed policy will lead to approximately 3% growth during 2000, which may be sustainable without inflation. The two or three Fed tightenings expected during 2000 will increase yields during the first half of 2000, but due to moderated economic growth, yields should be lower than they are now by the end of 2000, providing moderate returns on bonds during 2000. The two other risks mentioned will remain, but we do not believe that they will cause an end to the expansion during 2000.

The Stock Market

      The current bull market began during October of 1990, and the S&P 500 has returned over 500% (including dividends) since then. In addition, as indicated, the S&P 500 has returned over 20% annually during 1995-1999. Three fundamental reasons for the long bull market are: the decline in interest rates; high profit growth (due largely to the long economic expansion); and the decline in the common stock risk premium. The risk premium has declined, as more individual investors have become comfortable with the stock market, partly due to its long sustained growth.

      The main theme of the 1999 stock market was technology stocks. Technology stocks tend to be growth rather than value stocks, but are dispersed across large, mid and small capitalization stocks. In this regard, the S&P 500 returned 21.04% during 1999, while the S&P 500, exclusive of its technology issues, returned only 2% and the technology sector (which represents approximately 29.7% of the S&P 500) returned 74.76%. In addition, for non-technology stocks, the stock market was unforgiving for stocks with weak earnings and rewarding for those with strong earnings (for example, during 1999 Pfizer and GE returned -21.50% and 53.56%, respectively). At the opposite end of the technology sector in the return universe was the utility sector, which behaves like bonds, and returned -5.81% (as measured by the Dow Jones Utilities Average).(2)

      Our expectation for the stock market is that while the market will exhibit considerable volatility during 2000, due both to specific events and consumer psychology, and while the S&P 500 will not return 20% or more during 2000, the S&P 500 return will be moderate and more consistent with average historical returns (11.35% over the period 1926-1999). There will again, however, be considerable disparity among sectors and stocks. In particular, while there will again be many technology "winners," there will also be many bankruptcies and other weaknesses within technology stocks. This would be expected because many of 1999's technology IPOs are basically yesterday's venture capital companies going public prematurely, at least by previous standards.

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(2)   The Dow Jones Utilities Average is an unmanaged average of utility stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. utility sector performance.

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                                                                               5

Overview

      Given our expectations for the economy and Fed behavior, bond yields should increase early during the year, decrease later in the year, and bond investors should experience a moderate return during 2000. Bonds returns, however, will be much more competitive with stock returns than they were during 1999.

      Stock investors should keep their seat belts on during 2000. Volatility due to specific events, such as earnings announcements, and other factors related to investor psychology will be high. But overall, the stock market, based on reasonable corporate profits, should provide reasonable returns, although most likely not the 20% returns on the S&P 500 that we have experienced for the last five years.

      This overview would not be complete without a comment on last year's winner, technology stocks. Our sense is that, on average, technology stocks will, despite considerable volatility, perform well during 2000. There will be a major difference from 1999, however. During 1999, the flow of capital into technology stocks was bountiful and, perhaps, indiscriminate. Many technology stocks attracted funds even in the absence of actual profits, expected profits or even revenues.

      During 2000, however, while earnings growth will remain large and capital will continue to flow into the technology sector, the funds will flow into the sector in a much more judicious manner. There will be some big winners and perhaps many big losers. This outcome would not be unexpected because many of these new corporations were fundamentally venture capital companies which were able to conduct IPOs only because of the bountiful and indiscriminate capital flows. The easy money in this sector is gone; it's time for the pros.

Regards,


/s/ Frank J. Jones, Ph.D.

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.

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The Guardian Stock Fund
-----------------------

[Photo of Larry Luxenberg, C.F.A., Co-Portfolio Manager]

[Photo of John B. Murphy, C.F.A., Co-Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and securities convertible into common stocks

Inception: April 13, 1983

Net Assets at December 31, 1999: $4,175,087,062

Q. How did the Fund perform in 1999?

A. For an unprecedented fifth consecutive year, The Guardian Stock Fund had a return of more than 20%. The Fund earned a total return of 31.17%(1) for the year compared to 21.04% for the S&P 500 Index,(2) a margin of 10.13%. Once again, this was a year of high volatility in the stock market. As the year began, there was continuing concern about the global financial crisis as Brazil's economy became only the latest to get crushed. By spring, however, it became apparent that a global recovery was under way, particularly in some of the hardest hit areas of Asia, such as Korea. By year-end the concern had shifted 180 degrees: financial markets had come to believe the real threat was too high a rate of growth, which could potentially re-ignite inflation. All year the market continued to compress major moves -- which had once taken years -- into a matter of months.

      Once again, the market also retained its narrow focus. In fact, according to Merrill Lynch,(3) half of the S&P 500 stocks actually were down for the year. The S&P 500's equally weighted index was up only 11.6%, a little over half of the S&P 500 Index, which is weighted by the market capitalization of the companies included in the Index. While real estate and other value stocks got decimated, technology stocks soared. The rapid spread of the Internet and improvements in networking and mobile communications as well as preparations for Y2K spurred huge demand for technology. The NASDAQ Composite Index,(4) commonly viewed now as a proxy for large technology stocks, was up over 86%, with much of that coming late in the year.

Q. What factors affected performance in 1999?

A. The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000. Technology stocks began to rally in the fall of 1998 and by late winter many market strategists believed that their run was over.

      In less than two weeks in mid-April, cyclical and deep value stocks -- stocks that are normally poor performers but can make large increase in value when the economy expands -- had their biggest rally in a quarter-century, and the technology rally looked like history. After an

================================================================================
"The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000."
================================================================================

intensive review of our portfolio in early summer, we decided to remain with our basic position. The biggest change we made was adding a heavier weighting of mid- and small-cap stocks to the mix and we continued that through year-end. The addition of Yahoo! to the S&P 500 in December brought the S&P 500's pure Internet weighting (along with America Online) to almost 2.5%, reflecting the market's assessment of the powerful transformation of the U.S. economy.

Q. What strategies do you use to manage the Fund?

A. We have for many years employed a combination of

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(1)   Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3)   From Merrill Lynch "Style Performance Monitor," January 7, 2000.
(4) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market Stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
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8

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quantitative techniques and fundamental judgements. We believe that this is the best way to achieve consistently outstanding returns. As always, we continue to refine our growing cluster of quantitative techniques. With a fast-changing economy and volatile market, managers need to constantly explore new strategies and be alert to declining effectiveness of older techniques. The rapid changes in the economy are affecting nearly all industries and our analysts attempt to keep up with the most important developments in such far-flung areas as telecommunications, genomics (the study of genetics and DNA) and the Internet, as well as the ramifications for older industries.

Q. What do you envision for the stock market in 2000?

A. Now that all the millennium hoopla has died down and Y2K's passage proved uneventful, we look forward to another interesting year. The first few weeks of the year had more volatility and excitement compressed into them than many prior years. Once again, the financial markets focus intensely on the Federal Reserve Board, with most people expecting from one to three more interest rate increases. Overall, the economy remains robust, with growth accelerating and inflation subdued even as this expansion becomes the longest in U.S. history. The valuation in the stock market is high for the narrow group of leaders but their growth and profitability are also exceptionally high.

      While the last five years have been the best in modern stock market history and volatility remains near a historic high, we continue to be optimistic. Most importantly, the economy remains in the best shape it has been in since the 1960s. Innovation is flourishing at the most rapid pace in perhaps a century and the prospects for peace around the world are the brightest in a long time. Under these circumstances, we find it hard to be pessimistic about the stock market.

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The Guardian Stock Fund Profile
-------------------------------

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                    Top Ten Holdings as of December 31, 1999

                                                         Percentage
         Company                                        of Net Assets

   1. Microsoft Corp.                                       5.54%
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   2. Intel Corp.                                           2.46%
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   3. Int'l. Business Machines                              2.06%
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   4. Wal-Mart Stores, Inc.                                 1.89%
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   5. General Electric Co.                                  1.84%
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   6. America Online, Inc.                                  1.75%
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   7. Citigroup, Inc.                                       1.63%
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   8. EMC Corp.                                             1.53%
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   9. Motorola, Inc.                                        1.45%
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   10. Oracle Corp.                                         1.44%
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

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       AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 1999

                                                                  Life of Fund
                                1 Year    5 Years    10 Years    (since 4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund         31.17%    29.48%     20.04%          18.74%
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S&P 500 Index                   21.04%    28.51%     18.17%          17.50%
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(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

                       Sector Weightings of Common Stocks
                             as of December 31, 1999

[The following table was depicted as a pie chart in the printed material.]

Cash                          4.68%

Telecommunication            18.03%

Technology                   37.25%

Energy                        5.18%

Basic Industries              1.58%

Financial                     7.10%

Transportation                0.07%

Utilities                     0.82%

Credit Cyclicals              0.15%

Consumer Services             7.70%

Capital Goods                 1.87%

Consumer Cyclical             7.65%

Consumer Staples              7.92%

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10

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Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]

                The Guardian Stock Fund       S&P 500 Index      Cost of Living


4/13/83
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
12/31/99                $177,629                $163,104            $17,232


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A hypothetical $10,000 investment made at the inception of The Guardian Stock
Fund on April 13, 1983 would have grown to $177,629 on December 31, 1999. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $163,104. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

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                                                                              11

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The Guardian Bond Fund
----------------------

[Photo of  Thomas G. Sorell, C.F.A., Co-Portfolio Manager]

[Photo of Howard W. Chin, Co-Portfolio Manager]

Q. How did the Fund perform during 1999?

A. The Fund had a total return of -0.84%(1) for the year ended December 31, 1999, while the average fund in our Lipper Intermediate Investment Grade peer group(2) returned -0.60% for the year. The group consists of 22 variable annuity subaccounts that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,(3) returned -0.82% in 1999.

Q. What factors affected the Fund's performance?

A. The year 1999 saw a reversal of fortunes in the fixed income market, as many of the factors that caused the sharp outperformance of Treasuries in 1998 (relative to the spread sectors, namely corporate bonds, mortgage and asset-backed securities and agency debt) diminished as the year progressed. First and foremost, the three interest rate reductions undertaken by the Federal Reserve (Fed) in 1998 to inject liquidity and restore confidence during that year's global and domestic financial crises were fully reversed. Amidst concerns that the domestic economy was growing at an unsustainably strong rate, the Fed increased the Fed Funds rate by 0.75% in a series of three tightenings over the course of 1999. Further-more, the prospects for the overseas economies improved in 1999, so the demand for Treasuries as a safe haven eased as well.

      As a result of these combined effects, Treasury yields rose substantially. The yield on the 2-year Treasury note increased by over 1.70% to finish 1999 at a 6.24% yield, while the 30-year bond increased by nearly 1.40% to 6.48%. Putting this into perspective, the Treasury component of the Lehman Aggregate Bond Index returned -2.56% in 1999, after turning in a 10.03% performance in 1998. This sharp reversal was the primary reason that the overall Lehman Aggregate Bond Index experienced a -0.82% return in 1999, a negative return for only the second time in Index history. In fact, during the 1990s, the Lehman Aggregate Bond Index, which is representative of the overall fixed income market, earned an average annual return of 7.88%.

      Even though Treasuries performed poorly in 1999, the spread sectors enjoyed a very good year as their performance cushioned much of the weakness experienced in the Treasury sector. For example, the two major spread sectors in the Lehman Index, corporate bonds and mortgage-backed securities (MBS), both outperformed Treasuries handily, returning 1.75% and 1.13%, respectively, over comparable-duration Treasuries. The corresponding averages for the 1990s were 0.43% and 0.32%, respectively.

      Speaking more broadly, the last two years are excellent examples of the benefit of owning a well-diversified bond fund. In 1998, the Fund posted a good performance in nominal terms due to the strong performance of Treasuries, but the performance of the spread sectors was very disappointing. On the other hand, in 1999, the Fund's performance was negative on a nominal basis due to the increase in overall yields, but was somewhat offset by the exceptional performance of the spread sectors. In both cases though, the Fund's performance benefited from our focus on asset allocation.

      Much of the spread sectors' outperformance occurred in the first and fourth quarters. All spread assets were

================================================================================
"Speaking more broadly, the last two years are excellent examples of the benefit of owning a well-diversified bond fund."
================================================================================

very undervalued coming into 1999 as a result of 1998's financial turmoil, but as investor concerns eased, spread assets came back into favor, and turned in a strong performance in the first quarter. Part of this strong performance was eroded during 1999's middle quarters, as the prospect of higher interest rates dampened the demand for fixed income assets in general. However, this weakness proved to be temporary. The rise in yields greatly mitigated many fears of prepayment risk in MBS and additional supply in corporates, and as concerns over Y2K diminished, spread sectors outperformed in the fourth quarter, and experienced a strong year overall.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract policy changes. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What was your investment strategy during the year?

A. The Fund's performance in 1999 was the result of a reasonably successful asset allocation strategy. We strongly favored spread assets over Treasuries for much of the year, and at one point, we reduced our Treasury exposure to its lowest level in several years.

      We believed that all spread assets were still undervalued at the end of 1998, and entered 1999 in a significantly overweighted position in both corporates and MBS. This posture served us well as these sectors outperformed in the first quarter. Following some continued strong performance by spread assets, we reduced our exposure to corporate bonds and decreased the duration of our MBS holdings in the second quarter as these sectors became less attractive on a risk/return basis, especially in the context of anticipated Fed tightenings. After some subsequent weakening in these sectors, we resumed our strategy of overweighting spread sectors after determining that the weakening had left them fundamentally undervalued once again. Unfortunately, this move proved to be somewhat early, as the sectors weakened further in the third quarter in the wake of the market's reduced liquidity and increased volatility. Nonetheless, our exposure left the Fund well-poised going forward. In fact, both corporates and MBS outperformed comparable duration Treasuries in each of the last four months of 1999, as measured by the Lehman Index.

      The Fund's performance in 1999 was a result of our overweighted positions in spread product, but it was further enhanced by our security selection. Specifically, given our positive outlooks on both the economy and the corporate profit picture, we increased our exposure to lower-rated investment grade bonds, which subsequently returned more than their higher-rated counterparts. In addition, we rebalanced our holdings in the MBS sector in favor of higher coupon (and higher yielding) mortgage passthroughs, since the higher rate and lower volatility environments improved their risk/return outlook and reduced the need for the prepayment protection in discount securities.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of December 31, 1999
--------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIOD ENDED DECEMBER 31, 1999
================================================================================
1 Year .................................................................  -0.84%
5 Years ................................................................   7.16%
10 Years ...............................................................   7.27%
Since Inception (5/1/83) ...............................................   8.66%
--------------------------------------------------------------------------------

Q. What is your outlook for 2000?

A. The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and Treasury securities. We will continue to focus on monitoring and balancing these risks by actively adjusting our asset allocations as appropriate, consistent with our views on relative sector valuations. We will not take interest rate bets, but we do recognize that the market may be facing the end of the decline in rates that has been in place since the 1980s. In any event, our goal will remain to identify attractive investment opportunities that will allow us to maximize returns in the context of a well-diversified portfolio.

--------------------------------------------------------------------------------
                        Recent Asset Allocation Strategy
                     (% Market Values, Total at Quarter End)

[The following table was depicted as a bar graph in the printed material.]

[Plot points to come]


--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]

                Lehman Aggregate Bond Index        The Guardian Bond Fund

4/29/83
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
12/31/99                    $44,075                     $42,625

      To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Bond Fund and in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

[Photo of Mario J. Gabelli, C.F.A., Portfolio Manager]

Objective: Growth of capital. Current income is a secondary objective

Portfolio: Primarily common and preferred stocks and other securities representing the right to acquire common stocks

Inception: May 1, 1995

Net Assets at December 31, 1999: $176,086,158

Q. How did the Fund perform for the year ended December 31, 1999?

A: For the year ended December 31, 1999, the Gabelli Capital Asset Fund's (the "Fund") total return was 19.81%.(1) The Standard & Poor's ("S&P") 500(2) and Russell 2000(3) Indices had returns of 21.04% and 21.35%, respectively, over the same period. For the three-year period ended December 31, 1999, the Fund's total return averaged 24.02% annually, versus average annual total returns of 27.56% and 13.08% for the S&P 500 and Russell 2000 Indices, respectively.

Q. What factors affected the Fund's performance in 1999?

A: At year-end 1999, many investors were left pondering how and why their individual stock and/or mutual fund portfolios performed so poorly in a year in which all the leading stock market indices posted strong gains. The answer is simple. A relative handful of increasingly popular technology and Internet-related stocks propelled the capitalization weighted market indices higher, while the majority of stocks languished. If you owned these types of companies, you were a winner. If you owned index funds, you earned respectable returns. If you owned most anything else, especially value stocks and most value oriented funds, you had a "dull year."

How did our largely non-tech, value-oriented portfolio perform so well in this extremely narrow market? First, we pick businesses with good growth prospects that are reasonably valued compared to their "intrinsic value." Secondly, we look for a "catalyst" that will illuminate that underlying value.

The seeds for this year's performance harvest were sown four and five years ago when we were buying telecommunications, cable television, and media stocks at what we viewed as bargain basement prices. Our intensive research in these groups and the identification of the catalysts that would show their value rewarded us in 1997, 1998 and again this year.

Importantly, despite recent years' excellent performance, our holdings in these industries remain quite reasonably valued in light of still favorable business prospects. And, of course, we benefited from financial engineering - particularly deals, as merger and acquisition activity was at an all time high.

Q. In what sectors do you see value?

A: As aforementioned, we believe telecommunications, cable television, and media stocks still represent good long term value. Each of these industry groups has strong secular growth prospects and each group is undergoing substantial change spawned by technological advances and the ongoing elimination of regulatory barriers. The convergence of the telephone, computer and television is well underway. Those entities that control data transmis-

================================================================================
"For the year ended December 31, 1999, the Gabelli Capital Asset Fund's total return was 19.81%."
================================================================================

sion pipelines (wired and wireless telecommunications and cable television operators) and content and creativity providers (multimedia companies) will be major beneficiaries. We also expect to see further consolidation in these industries as companies seek to broaden their domestic and global franchises and realize economies of scale.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that the value of your investment, when redeemed, may be worth more or less then the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.
(3) The Russell 2000 Index is an unmanaged index of 2,000 small cap U.S. stocks that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

One can also make a case for quality industrial cyclicals that were largely ignored by investors this year. At some point, investors will become wary of paying extremely rich valuations for 1999's market darlings and recognize that quality industrial cyclicals are excellent fundamental bargains.

Q. What is your outlook for the year 2000?

A: The long term bull market in U.S. stocks has been fueled by low inflation, declining interest rates, strong corporate profit growth, and very favorable supply/ demand dynamics for equities. As we write, two of the four ingredients that have been propelling the market remain in place. Corporate profits are expanding at an attractive rate, and demand for equities continues to outpace supply. However, inflation has trended modestly higher and market interest rates are at two-year peaks.

Will inflation remain in the current comfort zone? That depends on whether the Federal Reserve Board (Fed) can effectively restrain the economy and whether increased productivity can continue to offset rising wages in a tight labor market. At present, nobody (including us) can answer these questions. However, we suspect that if the economy continues to expand at a rate in excess of 5.0% and the job market continues to tighten, there will be more serious inflationary implications and interest rates will move even higher. If this economic scenario unfolds, stocks will likely stall or perhaps correct. If the Fed succeeds in cooling down the economy and inflation and interest rates stabilize around current levels, stocks could advance in line with corporate earnings growth. Mario J. Gabelli, C.F.A. Portfolio Manager

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
----------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIOD ENDED DECEMBER 31, 1999
================================================================================
1 Year ..............................................................     19.81%
3 Years .............................................................     24.02%
Since Inception (5/1/95) ............................................     19.49%
--------------------------------------------------------------------------------

                   Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]

           Gabelli Capital Asset Fund              S&P 500 Index
5/95
12/95
12/96
12/97
12/98
12/99               $22,965                             $31,114

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.


--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

--------------------------------------------------------------------------------
   1. Liberty Media Group Cl. A
--------------------------------------------------------------------------------
   2. Telephone & Data Systems Inc.
--------------------------------------------------------------------------------
   3. Cablevision Systems Corp. Cl. A
--------------------------------------------------------------------------------
   4. Viacom Inc. Cl. A
--------------------------------------------------------------------------------
   5. Media General Inc. Cl. A
--------------------------------------------------------------------------------
   6. MediaOne Group Inc.
--------------------------------------------------------------------------------
   7. Chris Craft Industries Inc
--------------------------------------------------------------------------------
   8. El Paso Electric Co.
--------------------------------------------------------------------------------
   9. Citizens Utilities Co. Cl. B
--------------------------------------------------------------------------------
  10. USA Networks Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States

Inception: February 8, 1991

Net Assets at December 31, 1999: $933,543,942

Q. How did the Fund perform?

A. The Fund performed well in 1999. The total return for the year was 39.11%,(1) compared with the total return of 27.30% of the MSCI EAFE Index.(2) Most international markets were strong. The major European markets benefited from an upturn in economic activity in the region, while the Japanese market was strong as the country moved to sort out the problems of its financial sector, which until recently has been weak. In local currency terms (Pound Sterling), the total return of the MSCI Europe ex-UK Index(3) was 37.04%, while in Yen terms, the MSCI Japan Index(4) total return was 46.79%. However, currency fluctuations had a major influence upon returns for the U.S. investor. The Euro, which was launched at the beginning of the year, was weak against the Dollar, and the MSCI Europe ex-UK Index had a total return of only 17.84% when expressed in Dollars. In contrast, the Japanese Yen was surprisingly strong, and in Dollar terms the MSCI Japan Index had a 61.77% total return.

Q. What factors affected the Fund's performance?

A. The Fund outperformed the MSCI EAFE Index for a number of reasons. Baillie Gifford specializes in picking good businesses in which to invest. We conduct a fundamental analysis of the prospects for a company, and usually meet with the management, before we consider whether or not to purchase its stock. In 1999, we had a good year at picking businesses, especially in two specific areas. Those areas were the telecommunications sector, where the Fund had an above Index exposure to mobile telephone network companies, and in Japan, where the stocks held by the Fund did significantly better than the MSCI Japan Index.

Q. What is your outlook for the future?

A. We still believe that inflation is likely to remain very low by historical standards, but we have become increasingly concerned about interest rates. We think that the cautious rate rises which began last year in Europe and the U.S. will continue, and that this may prove unsettling for markets in the early part of this year.

      Markets have become very narrow, and their leading stocks are very vulnerable to a setback, especially if a bout of uncertainty about the path of interest rates provides an excuse to take profits. Nevertheless, we are confident that the long term earnings prospects of our

================================================================================
"Baillie Gifford specializes in picking good businesses in which to invest. We conduct a fundamental analysis of the prospects for a company, and usually meet with the management, before we consider whether or not to purchase its stock. In 1999, we had a good year at picking businesses."
================================================================================

investments are strong and that the central banks of the world are determined to pre-empt inflation. This is a good background for investment in the longer term. In the meantime, it continues to be our responsibility to search for good investments among the many stocks that were left behind by 1999's amazing rally.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(4) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses that are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIODS ENDED DECEMBER 31, 1999
================================================================================
1 Year ................................................................   39.11%
3 Years ...............................................................   23.57%
5 Years ...............................................................   19.35%
Since Inception (2/8/91) ..............................................   16.01%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]

            Baillie Gifford International Fund         The MSCI/EAFE Index
2/8/91
91
92
93
94
95
96
97
98
12/31/99               $37,447                                 $25,567

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford International Fund and the MSCI/EAFE Index.

--------------------------------------------------------------------------------
                      Portfolio Composition by Geographical
                        Location as of December 31, 1999

[The following points were depicted as a pie chart in the printed material.]

Pacific ex Japan                  7.1%

Cash                              1.5%

UK                               15.6%

Europe ex UK                     46.9%

Japan                            28.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

                                      Percent of
    Company                        Total Net Assets  Industry Sector     Country
--------------------------------------------------------------------------------
 1. Mannesmann AG                        4.12%       Conglomerates       Germany
--------------------------------------------------------------------------------
 2. Nokia OYJ                            3.94%       Telecommunications  Finland
--------------------------------------------------------------------------------
 3. NTT Mobile Comm. Network, Inc.       3.87%       Telecommunications  Japan
--------------------------------------------------------------------------------
 4. Fujitsu Ltd.                         2.88%       Computer Systems    Japan
--------------------------------------------------------------------------------
 5 Sonera OYJ                            2.27%       Telecommunications  Finland
--------------------------------------------------------------------------------
 6 LM Ericsson                           1.98%       Telecommunications  Sweden
--------------------------------------------------------------------------------
 7. Hitachi                              1.90%       Electronics         Japan
--------------------------------------------------------------------------------
 8. Rohm Co.                             1.89%       Electronics         Japan
--------------------------------------------------------------------------------
 9. Total Fina S.A.                      1.80%       Oil and Gas         France
--------------------------------------------------------------------------------
10. Nippon Tele. & Tel. Corp             1.79%       Telecommunications  Japan
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

[Photo of Edward H. Hocknell, Portfolio Manager]

Objective: Long-term capital appreciation

Portfolio: At least 65% in a portfolio of common stocks issued by emerging market companies

Inception: October 17, 1994

Net Assets at December 31, 1999: $92,256,424

Q. How did the Fund perform in 1999?

A. 1999 has proved to be an excellent year for the emerging markets. The total return from the MSCI Emerging Markets Free (EMF) Index(1) was 66.4% over the 12 months; our Fund outperformed, returning 72.30%.(2) Latin America has made up some lost ground during the last three months, so the disparity in performance between the main emerging regions, Latin America, Asia and Central Europe, is not nearly as great as it has been in previous years. There have been some conspicuous winners (Korea up 92.4% and Malaysia up 114.3%, for example) and some very disappointing performances (the Czech Republic and Hungary have done particularly badly), but the most striking divergences in returns have been between industries rather than between countries.

Q. What factors have affected the Fund's performance?

A. We have found that sectoral themes have played an increasing role in our analysis. Our investments in India, for example, depend more for their success on the prospects for software and the Internet than on the ponderous progress of the Indian economy.

      Geographical factors remain very important; however, there is still plenty of scope for politicians to get things wrong. In Asia, where many of the leading high tech companies are based, a divide is materializing. The northern economies, especially Korea, Taiwan, Hong Kong and China, are motoring ahead, while the southerners, especially Thailand, Malaysia and the Philippines, are certainly recovering, but their longer term prospects are less exciting.

      Our view is that the current technology-led rally has further to go, and that most of the sectors, companies and countries which have been left behind still have some attraction, despite their historically significant levels of underperformance.

      In Latin America, Mexico is doing very well; the economy was growing at a 4.6% rate in the third quarter, powered by a 17% surge in exports to its northern neighbor. Mexico's proximity to the U.S. is likely to make it the best bet of the Latin markets. The apparent loss of momentum in the reform process in Brazil is overshadowing the rest of the region at the moment.

      Turning to Europe, the central part of the region has underperformed most other emerging markets this year. Russia's problems, sluggish growth in Germany and persistent inflation explain part of this, but the main reason

================================================================================
"The emerging markets are beneficiaries of accelerating world growth. With recovery in Europe and Asia, and little evidence that the U.S. is slowing down, conditions are very favorable."
================================================================================

is that there has been more excitement elsewhere. The region lacks a well-developed technology sector. The most exciting market in this part of the world is Turkey, where the government, with IMF backing, is introducing tough reforms, and interest rates are falling as a result.

Q. What is your outlook for the future?

A. The emerging markets are beneficiaries of accelerating world growth. With recovery in Europe and Asia, and little evidence that the U.S. is slowing down, conditions are very favorable. Until the central banks of the developed world apply firm pressure on the brakes, the emerging markets in general should continue to do well. We are focusing the portfolio on those businesses, especially in Asia, which have sustainable competitive advantages.

--------------------------------------------------------------------------------
(1)   The Morgan Stanley Capital International (MSCI) Emerging Markets Free
      (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(2)
                       FOR PERIODS ENDED DECEMBER 31, 1999
================================================================================
1 Year ................................................................   72.30%
3 Years ...............................................................    8.76%
5 Years ...............................................................    9.76%
Since Inception (10/17/94) ............................................    6.71%
--------------------------------------------------------------------------------

                   Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]

               Baillie Gifford Emerging Markets Fund             MSCI EMF Index

10/17/94
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/95                      $13,812                                $9,440

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford Emerging Markets Fund and the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.

--------------------------------------------------------------------------------
                      Portfolio Composition by Geographical
                        Location as of December 31, 1999

   [The following table was depicted as a pie chart in the printed material.]

Pacific ex Japan         51.7%

Europe                   11.1%

South Africa              6.8%

Cash                      2.2%

Latin America            28.2%
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                Top Ten Holdings as of December 31, 1999

                                       Percent of
    Company                         Total Net Assets      Industry Sector         Country
---------------------------------------------------------------------------------------------
 1. Infosys Technology Ltd.               5.93%        Computer Software         India
---------------------------------------------------------------------------------------------
 2. NIIT Ltd.                             3.22%        Computer Software         India
---------------------------------------------------------------------------------------------
 3. Samsung Electronics                   3.15%        Electronic Equipment      South Korea
---------------------------------------------------------------------------------------------
 4. Telefonos de Mexico S.A. ADR          2.66%        Telecommunications        Mexico
---------------------------------------------------------------------------------------------
 5. MIH Ltd. Tortola                      2.05%        Electronic Equipment      South Africa
---------------------------------------------------------------------------------------------
 6. Korea Thrunet Co. Ltd                 1.92%        Telecommunications        South Korea
---------------------------------------------------------------------------------------------
 7. Pohang Iron & Steel Co. Ltd. ADR      1.75%        Metals                    South Korea
---------------------------------------------------------------------------------------------
 8. Legend Hldgs. Ltd.                    1.71%        Computer Systems          Hong Kong
---------------------------------------------------------------------------------------------
 9. Taiwan Semiconductor                  1.70%        Electronics and Instmts.  Taiwan
---------------------------------------------------------------------------------------------
10. United Micro Electronic               1.68%        Electronics and Instmts.  Taiwan
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

[Photo of Larry Luxenberg, C.F.A., Co-Portfolio Manager]

[Photo of Catherine McRae, Co-Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization

Inception: July 16, 1997

Net Assets at December 31, 1999: $258,419,226

Q. How did the Fund perform in 1999?

A. The Guardian Small Cap Stock Fund outperformed the Russell 2000 Index(1) by 13.69% in 1999, providing a total return of 35.04%(2) versus 21.35% for the index. But it was a year in two parts. The first six months of 1999 were extraordinarily difficult, marked by rapid sector rotation, a lack of leadership, and continued investor bias toward large capitalization companies. At mid-year the Fund significantly lagged the benchmark. However, a completely different picture began to emerge in August. Technology stocks, which had been quiescent for months, started an upward march and gained momentum through year-end. At the same time, small cap stocks, which looked relatively undervalued and/or offered opportunities to participate in the New Economy, began to overtake their large cap counterparts. The combination helped vault The Guardian Small Cap Stock Fund ahead of the benchmark for the year.

Q. What was the investment strategy for the Fund?

A. The strategy of the Fund has always been to provide consistent, long-term performance through a variety of tools, including fundamental analysis and quantitative models. We applied this formula throughout the year. From a sector standpoint, we made several bets that paid off handsomely. By late spring, we realized that the Internet was transforming the U.S. economy. Accordingly, we overweighted sectors that we believed would benefit from the exploding demand for high-speed data, including optical networking, fiber channel, telecom, and cable. Within the Internet universe, we invested in companies that were enabling the New Economy in many ways, including: building out the Web and facilitating the delivery of content; providing services such as Web hosting, applications hosting, and e-mail to corporations; developing Web-centric software; operating business-to-business trading communities; and providing Web-based procurement. And finally, we invested heavily in radio, which has reaped the benefits of Internet brand-building. At mid-year, technology represented approximately 25% of the portfolio; at year-end technology topped 35% with telecom at 12.6% and broadcasting at 9.4%.

================================================================================
"The strategy of the Fund has always been to provide consistent, long-term performance through a variety of tools, including fundamental analysis and quantitative models."
================================================================================

Q. What is your outlook for 2000?

A. We see more of the same for 2000. In technology, we are backing the same themes with a bias toward software providers, which should benefit as corporate information technology spending is redirected from Y2K to upgrading internal and Web-based systems. In telecom, we are focusing on the "last mile" (e.g., Digital Subscriber Line [DSL] providers and cable companies) as well as wireless and satellite companies. We are also adding to our biotech exposure. Although we are significantly underweighted in financials, we will add if the interest rate backdrop becomes more benign. We believe it is an extraordinary time for small cap investors. The emergence of the New Economy and companies formed to address its specific requirements has created unprecedented opportunities.

--------------------------------------------------------------------------------
(1) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses that are deducted from the Fund's return.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund Profile
-----------------------------------------

--------------------------------------------------------------------------------
                         Average Annual Total Returns(2)
                       for Period Ended December 31, 1999
================================================================================
1 Year ................................................................   35.04%
Since Inception (7/16/97) .............................................   16.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

                                                                    Percent of
                                                                      Total
      Company                                                       Net Assets
--------------------------------------------------------------------------------
 1. VeriSign, Inc.                                                    1.68%
--------------------------------------------------------------------------------
 2. Network Appliance, Inc.                                           1.61%
--------------------------------------------------------------------------------
 3. Citadel Comm. Corp.                                               1.58%
--------------------------------------------------------------------------------
 4. Valassis Comm., Inc.                                              1.47%
--------------------------------------------------------------------------------
 5. BJ's Wholesale Club, Inc.                                         1.36%
--------------------------------------------------------------------------------
 6. Zale Corp.                                                        1.32%
--------------------------------------------------------------------------------
 7. Adelphia Comm. Corp.                                              1.30%
--------------------------------------------------------------------------------
 8. Applied Micro Circuits Corp.                                      1.24%
--------------------------------------------------------------------------------
 9. Exodus Comm., Inc.                                                1.23%
--------------------------------------------------------------------------------
10. Xilinx, Inc.                                                      1.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Sector Weightings of Common Stocks
                             as of December 31, 1999

[The following table was depicted as a pie chart in the printed material.]

Credit Cyclicals           2.65%

Consumer Cyclicals         8.57%

Consumer Services         13.36%

Technology                31.29%

Financial                  9.01%

Cash                       8.76%

Consumer Staples           5.68%

Capital Goods              1.09%

Utilities                  3.78%

Telecommunication         11.26%

Energy                     2.92%

Basic Industries           1.63%
--------------------------------------------------------------------------------

                   Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]

                 Guardian Small Cap Stock Fund            Russell 2000 Index

 7/97
 9/97
12/97
 3/98
 6/98
 9/98
12/98
 3/99
 6/99
 9/99
12/99                       $12,569                            $13,938

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Small Cap Stock Fund and in the Russell 2000 Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------

[Photo of Alan N. Hoffman, CFA,(left) and Senior Portfolio Manager, Philip J. Orlando, CFA, Chief Investment Officer & Centurion Team Leader]

Objective: Long-term growth of capital

Portfolio: At least 90% common stocks

Inception: November 15, 1983

Net Assets at December 31, 1999: $971,372,009

Q. For the year ended December 31, 1999, how did The Value Line Centurion Fund perform?

A. For the year ended December 31, 1999, the Fund produced an excellent total return of 28.23%,(1) compared with total returns of 21.04% for the Standard & Poor's 500 Index (S&P 500)(2) and 21.35% for the Russell 2000.(3)

      Centurion enjoyed a powerful second half of 1999. The Fund was more than 98% invested in equities, and the emphasis was on the sectors of technology, telecommunications, biotechnology, retail, and financial-service. Throughout 1999, Centurion was primarily invested in large-cap securities, and, as a result, paid huge dividends because of the market's preference for these types of stocks.

Q. What factors affected the Fund's performance, and what was your investment strategy during this time period?

A. We had correctly anticipated that there would be a temporary surge in U.S. Gross Domestic Product (GDP) during the second half of 1999, as many companies spent aggressively to gain technological Y2K compliance. In addition, many consumers and businesses shifted from a "Just in Time" to a "Just in Case" inventory model as part of a precautionary buildup. As a result, GDP for the third quarter of 1999 was a very strong 5.7% compared with only 1.9% sequentially, and the fourth quarter produced a similarly robust 5.8%.

      While we believed that the U.S. would be largely Y2K compliant by year end, we anticipated that there would be pockets of the world, largely in the Pacific Rim and Latin America, which would fail to meet the deadline and would need to get caught up in a hurry. We also felt the large-cap technology and telecommunications companies were particularly well positioned to benefit from U.S. trends for compliance spending in the second half of 1999, as well as any global remedial work for the first half of 2000, which would result in well-above average revenue and earnings growth.

      Moreover, we forecast that due to the strong economy and a "Millennium Spirit," the holiday shopping season in 1999 would be the best of the decade. As a result, we loaded up on many different retail stocks that we thought

================================================================================
"Centurion enjoyed a powerful second half of 1999. The Fund was more than 98% invested in equities, and the emphasis was on the sectors of technology, telecommunications, biotechnology, retail, and financial-service."
================================================================================

would best participate.

Q. What is your outlook for the future?

A. Looking forward, we believe that with global Y2K concerns hugely overblown, inventory stockpiles must be worked down, which could result in significantly slower economic growth during the first half of 2000, perhaps to a level of about 3%.

      Long bond yields have surged from a record low of 4.70% in October 1998 to a recent high of 6.72%, the highest such level in two years, as investors have seemingly discounted an estimated increase in interest rates of

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The returns for the Russell 2000 Index do not reflect expenses that are deducted from the Fund's returns.
(4) The Federal Reserve Board announces a bias after their Open Market Committee (FOMC) meetings. The bias reflects the consensus of the Federal Reserve and indicates the more likely direction that the Fed may take in changing interest rates. There can be a tightening, easing, or neutral bias announced. A tightening bias means that the Fed is more likely to raise interest rates than lower them in the future. The bias is in place until the next FOMC meeting, where the Fed may announce a change in bias, or reaffirm their current bias.
(5) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market performance.

--------------------------------------------------------------------------------

25 basis points (0.25%) or more by the Federal Reserve (Fed) at its upcoming Federal Open Market Committee (FOMC) meeting on February 2nd. This gives the Fed a free pass to raise and then hope that still higher interest rates will help to ensure slower future economic growth.

      But we do not believe that enough time will have elapsed after the millennium calendar changeover for the Fed to fully evaluate if the economy has, in fact, begun to slow. Rather, we would prefer that this gradualist Fed, led by the newly re-appointed Chairman Alan Greenspan, shift to a tightening bias(4) in February, raise rates by a quarter point (0.25%) at the March 21st FOMC meeting, and then evaluate the subsequent pace of economic growth at the May 16th meeting.

      While long rates could retreat to about 7.00% in the near term, an eventual slowing of the U.S. economy could spark a bond rally back to 6.00%, which could spur the Dow Jones Industrial Average(5) to an election-year rally that could approximate 13,000 by year end 2000.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
---------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIOD ENDED DECEMBER 31, 1999
================================================================================
1 Year ................................................................   28.23%
5 Years ...............................................................   26.67%
10 Years ..............................................................   19.48%
Since Inception (11/15/83) ............................................   15.75%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Asset Allocation as of December 31, 1999

  [The following table was represented as a pie chart in the printed material.]

Cash & Equivalents       1.44%

Equity                  98.56%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

[The following table was represented as a line chart in the printed material.]

[Plot points to come]

                    Value Line Centurion Fund                    S&P 500 Index

11/15/83
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
12/31/99                    $105,731                               $141,591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings
                             as of December 31, 1999

                                                                    Percentage
     Company                                                       of Portfolio
--------------------------------------------------------------------------------
 1. Qualcomm Inc.                                                      2.5%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                    2.4%
--------------------------------------------------------------------------------
 3. America Online Inc.                                                2.3%
--------------------------------------------------------------------------------
 4. EMC Corp.                                                          2.2%
--------------------------------------------------------------------------------
 5. Cisco Systems Inc.                                                 2.2%
--------------------------------------------------------------------------------
 6. General Electric Co.                                               2.0%
--------------------------------------------------------------------------------
 7. BMC Software Inc.                                                  2.0%
--------------------------------------------------------------------------------
 8. Dayton Hudson Corp.                                                1.9%
--------------------------------------------------------------------------------
 9. VISX Inc.                                                          1.9%
--------------------------------------------------------------------------------
10. Omnicom Group Inc.                                                 1.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Portfolio Composition
                               by Economic Sector

[The following points were represented as a pie chart in the printed material.]

Consumer Growth                     30.59%

Capital Goods                        5.69%

Technology                          29.90%

Cash                                 1.44%

Consumer Goods (Non-Durables)       14.22%

Financial                           16.62%

Utilities                            1.54%

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Value Line Centurion Fund and in the S&P 500 Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

[Photo of Stephen E. Grant, Senior Portfolio Manager & SAM Team Leader and Bruce
H. Alston, CFA, Director of Fixed Income]

Objective: High total return consistent with reasonable risk

Portfolio: Stocks, bonds and money market instruments

Inception: October 1, 1987

Net Assets at December 31, 1999: $1,611,880,799

Q. How did the Value Line Strategic Asset Management Trust perform in 1999?

A. The Trust enjoyed another excellent year, outpacing both its benchmarks and its peers. Total return for the year was 24.32%,(1) compared with a total return of 21.04% for the S&P 500 Index(2) and a total return of -1.89% for the Lehman Government/Corporate Bond Index.(3) More than half of the Trust's gains came in the second half of the year, during which it outpaced the S&P 500 by more than four percentage points even though only 40%-50% of assets were invested in stocks. Since inception over 12 years ago, the Trust has essentially kept pace with the S&P 500, while its significant holdings of bonds and cash have meant a much-reduced risk profile for our investors.

      Among its peer group, the Trust ranked 11th out of 84 funds in the flexible variable annuity category (underlying funds) for the 12 months ending December 31st, according to Lipper Analytical Services.(4) For five years, the Trust ranked 4th of 57 funds; for ten years, 3rd of 43 funds.

Q. What factors affected performance last year?

A. As in 1998, the Trust benefited from the strong performance of technology stocks. The portfolio's overweighting in this sector, relative to the S&P 500, included holdings in computer software, computer hardware, telecommunications, semiconductors, electronics, and the Internet.

      Asset allocation also affected performance. Keep in mind that the Trust's central tendency, or neutral position, is to be weighted 55% in stocks, 35% in bonds, and 10% in cash. In the opening months of the year, the Trust's overweighting in stocks, at 60% to 85% of total assets, was a plus. By May, however, we moved the allocation back to the neutral position, and during the summer we moved still more assets out of stocks and into bonds and cash. This hurt performance in the final quarter of the year, which was a strong period for stocks and a weak period for bonds. For the full year, our bond holdings had a slightly negative effect on performance, as interest payments failed to fully offset the decline in bond prices.

================================================================================
"As in 1998, the Trust benefited from the strong performance of technology stocks. The portfolio's overweighting in this sector, relative to the S&P 500, included holdings in computer software, computer hardware, telecommunications, semiconductors, electronics, and the Internet."
================================================================================

Q. What strategies were used in structuring the portfolio?

A. Asset allocation is guided by our proprietary stock and bond market models, which use a number of economic and financial variables. Rising stock prices in 1999, com-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

bined with rising interest rates, caused the models to favor bonds and cash over stocks as the year wore on.

      For stock selection, we rely on the Value Line Timeliness Ranking System. This proprietary tool favors stocks with strong earnings momentum and strong stock price momentum. For bond selection, we stay with high-quality holdings, primarily U.S. Treasuries and U.S. agencies. In 1999, we maintained average duration and maturities that were somewhat below the benchmark index, which proved to be a plus in this period of falling bond prices.

Q. What do you see ahead?

A. We see continued volatile markets. In the opening months of 2000, our models continue to keep us underweighted in stocks relative to bonds and cash. To become more positive on stocks, we would probably need to see lower interest rates and/or lower stock prices.

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust Profile
---------------------------------------------------

--------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS(1)
                   FOR PERIODS ENDED DECEMBER 31, 1999
================================================================================
1 Year ................................................................   24.32%
5 Years ...............................................................   22.24%
10 Years ..............................................................   16.94%
Since Inception (10/1/87) .............................................   16.17%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Portfolio Composition
                               by Economic Sector
                             as of December 31, 1999

  [The following table was represented as a pie chart in the printed material.]

Cash & Equivalents       16.39%

Equity                   44.13%

Fixed Income             39.48%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Top Ten Common Stocks as of
                                December 31, 1999

                                                                  Percentage of
       Company                                                      Portfolio
--------------------------------------------------------------------------------
 1. Cisco Systems, Inc.                                                1.3%
--------------------------------------------------------------------------------
 2. Qualcomm Inc.                                                      1.3%
--------------------------------------------------------------------------------
 3. Mercury Interactive Corp.                                          1.2%
--------------------------------------------------------------------------------
 4. Medimmune Inc.                                                     1.1%
--------------------------------------------------------------------------------
 5. Omnicom Group Inc.                                                 1.1%
--------------------------------------------------------------------------------
 6. JDS Uniphase Corp.                                                 1.0%
--------------------------------------------------------------------------------
 7. Home Depot Inc.                                                    1.0%
--------------------------------------------------------------------------------
 8. PMC-Sierra Inc.                                                    0.9%
--------------------------------------------------------------------------------
 9. Symbol Technologies Inc.                                           0.9%
--------------------------------------------------------------------------------
10. Siebel Systems Inc.                                                0.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

 [The following table was represented as a line chart in the printed material.]

[Plot points to come]

               Value Line Strategic Asset Management Trust       S&P 500 Index       Lehman Brothers Government/Corporate Bond Index
10/1/87
87
88
89
90
91
92
93
94
95
96
97
98
12/31/99                           $62,757                          $62,758                             $27,198

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Value Line Strategic Asset Management Trust, the S&P 500 Index and in the Lehman Brothers Government/ Corporate Bond Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
----------------------

[Photo of Alexander M. Grant, Jr., Portfolio Manager]

Objective: As high a level of current income as is consistent with preservation of capital and liquidity

Portfolio: Short-term money market instruments

Inception: November 1, 1981

Net Assets at December 31, 1999: $484,128,419

Q. How did The Guardian Cash Fund perform during 1999?

A. As of December 31, 1999, the effective 7-day annualized yield for The Guardian Cash Fund was 5.47%.1 The Fund produced a total annualized return of 4.77%2 for the year ended December 31, 1999. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by IBC Financial Data was 5.15%; total return for the same category was 4.48%. IBC Financial Data is a research firm that tracks money market funds.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Ratings Group for the Fund's portfolio. Most of the portfolio (95.8%) was invested in commercial paper; the balance (4.2%) was invested in repurchase agreements.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARaNTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $10.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board (Fed). The Fed's policy making Open Market Committee (FOMC) raised the Fed Funds target rate by 0.75% to 5.50% in the second half of 1999 with increases of 0.25% on June 30, August 24, and again on November 16. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the

================================================================================
"To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity."
================================================================================

Federal Reserve. With the increase in interest rates during the later half of the year, 30-day tier one commercial paper increased in yield by approximately 0.55% from 4.98% to 5.53%. Another factor affecting performance was the portfolio's average maturity -- 21 days as of December 31, 1999. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 51 days. Y2K concerns caused most companies to avoid issuing commercial paper in December. This, coupled with excess liquidity provided by the Fed, drove year-end interest rates down to the 1-2% range.

Q. What is your outlook for 2000?

A. Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund.

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not a guarantee of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      This page intentionally left blank.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account K
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                                                       -------------------------------------------------------------
                                                                                              INVESTMENT DIVISIONS
                                                                       -------------------------------------------------------------

                                                                                                                         Gabelli
                                                                         Guardian        Guardian        Guardian        Capital
                                                                           Stock           Bond            Cash           Asset
                                                                       -------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 .........................      1,894,951          99,411         275,660         56,782
  Net asset value per share (NAV) ...................................          55.20           11.41           10.00          17.48
                                                                       -------------   -------------   -------------  -------------
     Total Assets (Shares x NAV) ....................................  $ 104,601,287   $   1,134,283   $   2,756,599  $     992,553

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ............        439,688           5,827          11,919          4,475
                                                                       -------------   -------------   -------------  -------------
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 ...........................................  $ 104,161,599   $   1,128,456   $   2,744,680  $     988,078
------------------------------------------------------------------------------------------------------------------------------------
                                                                       =============   =============   =============  =============

Number of units outstanding .........................................      3,886,140          92,085         228,387         76,285
Unit value ..........................................................          26.80           12.25           12.02          12.95

FIFO Cost ...........................................................  $  93,372,066   $   1,212,303   $   2,756,599  $     985,010

                                                                       -------------------------------------------------------------
                                                                                              INVESTMENT DIVISIONS
                                                                       -------------------------------------------------------------
                                                                                          Baillie
                                                                          Baillie         Gifford        Guardian
                                                                          Gifford         Emerging       Small Cap      Value Line
                                                                       International      Markets          Stock         Centurion
                                                                       -------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 .........................        271,429          15,895         207,130         256,081
  Net asset value per share (NAV) ...................................          26.78           12.73           17.18           36.09
                                                                       -------------   -------------   -------------   -------------
     Total Assets (Shares x NAV) ....................................  $   7,268,866   $     202,343   $   3,558,487   $   9,241,951

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ............         29,910             713          15,398          42,826
                                                                       -------------   -------------   -------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 ...........................................  $   7,238,956   $     201,630   $   3,543,089   $   9,199,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                       =============   =============   =============   =============

Number of units outstanding .........................................        323,132          15,388         275,082         405,089
Unit value ..........................................................          22.40           13.10           12.88           22.71

FIFO Cost ...........................................................  $   5,717,346   $     147,421   $   2,593,697   $   7,318,025

                                                                       ------------------------------
                                                                             INVESTMENT DIVISIONS
                                                                       ------------------------------
                                                                        Value Line
                                                                        Strategic
                                                                          Asset        MFS Growth
                                                                        Management     with Income
                                                                       ----------------------------
Assets:
  Shares owned in underlying fund -- Note 1 .........................        294,648         93,608
  Net asset value per share (NAV) ...................................          29.39          21.31
                                                                       -------------  -------------
     Total Assets (Shares x NAV) ....................................  $   8,659,708  $   1,994,779

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ............         35,415          8,067
                                                                       -------------  -------------
---------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 ...........................................  $   8,624,293  $   1,986,712
---------------------------------------------------------------------------------------------------
                                                                       =============  =============

Number of units outstanding .........................................        401,104        144,482
Unit value ..........................................................          21.50          13.75

FIFO Cost ...........................................................  $   7,147,118  $   1,852,918

--------------------------------------------------------------------------------
The Guardian Separate Account K
-------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

                                                                       -------------------------------------------------------------
                                                                                              INVESTMENT DIVISIONS
                                                                       -------------------------------------------------------------

                                                                                                                         Gabelli
                                                                         Guardian        Guardian        Guardian        Capital
                                                                           Stock           Bond            Cash           Asset
                                                                       -------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ............................................  $     369,754   $      60,839   $     111,469  $       1,156
  Expenses-- Note 3:
    Mortality and expense risk charges ..............................        529,673           5,998          14,620          3,872
                                                                       -------------   -------------   -------------  -------------
  Net investment income/(expense) ...................................       (159,919)         54,841          96,849         (2,716)
                                                                       -------------   -------------   -------------  -------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...............      1,325,605          (4,349)             --          9,887
    Reinvested realized gain distributions ..........................     13,654,816           2,663              --         93,608
                                                                       -------------   -------------   -------------  -------------
  Net realized gain/(loss) on investments ...........................     14,980,421          (1,686)             --        103,495
  Net change in unrealized appreciation/(depreciation) of investments      8,347,267         (66,810)             --          1,093
                                                                       -------------   -------------   -------------  -------------
Net realized and unrealized gain/(loss) from investments ............     23,327,688         (68,496)             --        104,588
                                                                       -------------   -------------   -------------  -------------
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....  $  23,167,769   $     (13,655)  $      96,849  $     101,872
------------------------------------------------------------------------------------------------------------------------------------
                                                                       =============   =============   =============  =============

                                                                      --------------------------------------------------------------
                                                                                             INVESTMENT DIVISIONS
                                                                      --------------------------------------------------------------
                                                                                         Baillie
                                                                         Baillie         Gifford        Guardian
                                                                         Gifford         Emerging       Small Cap      Value Line
                                                                      International      Markets          Stock         Centurion
                                                                      --------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ............................................ $      23,818   $          --   $       4,393   $      20,623
  Expenses-- Note 3:
    Mortality and expense risk charges ..............................        35,350             681          16,530          51,938
                                                                      -------------   -------------   -------------   -------------
  Net investment income/(expense) ...................................       (11,532)           (681)        (12,137)        (31,315)
                                                                      -------------   -------------   -------------   -------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...............       142,151           5,796        (110,496)        239,620
    Reinvested realized gain distributions ..........................       496,655              --              --         554,526
                                                                      -------------   -------------   -------------   -------------
  Net realized gain/(loss) on investments ...........................       638,806           5,796        (110,496)        794,146
  Net change in unrealized appreciation/(depreciation) of investments     1,289,281          53,916       1,036,194       1,138,849
                                                                      -------------   -------------   -------------   -------------
Net realized and unrealized gain/(loss) from investments ............     1,928,087          59,712         925,698       1,932,995
                                                                      -------------   -------------   -------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..... $   1,916,555   $      59,031   $     913,561   $   1,901,680
------------------------------------------------------------------------------------------------------------------------------------
                                                                      =============   =============   =============   =============

                                                                       -----------------------------
                                                                            INVESTMENT DIVISIONS
                                                                       -----------------------------
                                                                        Value Line
                                                                        Strategic
                                                                          Asset        MFS Growth
                                                                        Management     with Income
                                                                       ----------------------------
Investment Income
  Income:
    Reinvested dividends ............................................  $      67,093  $       3,764
  Expenses-- Note 3:
    Mortality and expense risk charges ..............................         43,035          8,789
                                                                       -------------  -------------
  Net investment income/(expense) ...................................         24,058         (5,025)
                                                                       -------------  -------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...............         93,618         29,918
    Reinvested realized gain distributions ..........................        346,059          4,518
                                                                       -------------  -------------
  Net realized gain/(loss) on investments ...........................        439,677         34,436
  Net change in unrealized appreciation/(depreciation) of investments        979,634         69,607
                                                                       -------------  -------------
Net realized and unrealized gain/(loss) from investments ............      1,419,311        104,043
                                                                       -------------  -------------
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....  $   1,443,369  $      99,018
---------------------------------------------------------------------------------------------------
                                                                       =============  =============

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    28 & 29

--------------------------------------------------------------------------------
The Guardian Separate Account K
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                                                 -------------------------------------------------------
                                                                                   INVESTMENT DIVISIONS
                                                                 -------------------------------------------------------

                                                                    MFS                                     American
                                                                  Emerging       MFS            MFS        Century VP
                                                                   Growth     Total Return      Bond          Value
                                                                 -------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ...................       41,680         7,831         4,576        10,586
  Net asset value per share (NAV) .............................        37.94         17.75         10.93          5.95
                                                                 -----------   -----------   -----------   -----------
     Total Assets (Shares x NAV) ..............................  $ 1,581,336   $   139,002   $    50,015   $    62,984

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ......        5,743           564           290           516
                                                                 -----------   -----------   -----------   -----------
----------------------------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 .....................................  $ 1,575,593   $   138,438   $    49,725   $    62,468
----------------------------------------------------------------------------------------------------------------------
                                                                 ===========   ===========   ===========   ===========

Number of units outstanding ...................................       72,636        12,311         4,815         6,647
Unit value ....................................................        21.69         11.25         10.33          9.40

FIFO Cost .....................................................  $ 1,034,742   $   139,903   $    51,004   $    66,821

                                                                 ---------------------------------------------------------
                                                                                    INVESTMENT DIVISIONS
                                                                 ---------------------------------------------------------
                                                                                 Fidelity
                                                                    American      VIP III       Fidelity      Fidelity
                                                                   Century VP      Growth      VIP Equity-    VIP High
                                                                  International Opportunities    Income        Income
                                                                ----------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ...................         52,798        72,671        14,093        11,631
  Net asset value per share (NAV) .............................          12.50         23.15         25.71         11.31
                                                                   -----------   -----------   -----------   -----------
     Total Assets (Shares x NAV) ..............................    $   659,971   $ 1,682,328   $   362,329   $   131,541

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ......          2,653         6,026         1,508         1,051
                                                                   -----------   -----------   -----------   -----------
------------------------------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 .....................................    $   657,318   $ 1,676,302   $   360,821   $   130,490
------------------------------------------------------------------------------------------------------------------------
                                                                   ===========   ===========   ===========   ===========

Number of units outstanding ...................................         38,403       134,893        31,610        13,103
Unit value ....................................................          17.12         12.43         11.41          9.96

FIFO Cost .....................................................    $   445,157   $ 1,634,482   $   356,478   $   129,522

                                                                 ---------------------------------------
                                                                        INVESTMENT DIVISIONS
                                                                 ---------------------------------------

                                                                  Fidelity      AIM V.I.
                                                                   VIP II        Capital      AIM V.I.
                                                                  Index 500   Appreciation      Value
                                                                 ---------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ...................       24,708        13,073       107,741
  Net asset value per share (NAV) .............................       167.41         35.58         33.50
                                                                 -----------   -----------   -----------
     Total Assets (Shares x NAV) ..............................  $ 4,136,416   $   465,144   $ 3,609,316

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ......       13,575         2,291        10,769
                                                                 -----------   -----------   -----------
--------------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 .....................................  $ 4,122,841   $   462,853   $ 3,598,547
--------------------------------------------------------------------------------------------------------
                                                                 ===========   ===========   ===========

Number of units outstanding ...................................      281,639        27,760       218,745
Unit value ....................................................        14.64         16.67         16.45

FIFO Cost .....................................................  $ 3,711,599   $   355,815   $ 3,160,712

--------------------------------------------------------------------------------
The Guardian Separate Account K
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

                                                                 ------------------------------------------------------
                                                                                    INVESTMENT DIVISIONS
                                                                 ------------------------------------------------------

                                                                    MFS                                     American
                                                                  Emerging       MFS            MFS        Century VP
                                                                   Growth     Total Return      Bond          Value
                                                                 ------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ......................................  $        --   $     1,578   $       850   $       913
  Expenses -- Note 3:
    Mortality and expense risk charges ........................        5,295           515           246           276
                                                                 -----------   -----------   -----------   -----------
  Net investment income/(expense) .............................       (5,295)        1,063           604           637
                                                                 -----------   -----------   -----------   -----------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments .........       46,138         1,134            31        (9,014)
    Reinvested realized gain distributions ....................           --         2,927            64         8,647
                                                                 -----------   -----------   -----------   -----------
  Net realized gain/(loss) on investments .....................       46,138         4,061            95          (367)
  Net change in unrealized appreciation/(depreciation)
    of investments ............................................      517,484        (2,372)       (1,411)       (2,494)
                                                                 -----------   -----------   -----------   -----------
Net realized and unrealized gain/(loss) from investments ......      563,622         1,689        (1,316)       (2,861)
                                                                 -----------   -----------   -----------   -----------
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations  $   558,327   $     2,752   $      (712)  $    (2,224)
----------------------------------------------------------------------------------------------------------------------
                                                                 ===========   ===========   ===========   ===========

                                                                 -------------------------------------------------------
                                                                                     INVESTMENT DIVISIONS
                                                                 -------------------------------------------------------
                                                                                Fidelity
                                                                   American      VIP III       Fidelity      Fidelity
                                                                  Century VP      Growth      VIP Equity-    VIP High
                                                                 International Opportunities    Income        Income
                                                                 --------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ......................................   $        --   $     3,410   $     1,840   $    10,494
  Expenses -- Note 3:
    Mortality and expense risk charges ........................         2,577         5,596         1,309           746
                                                                  -----------   -----------   -----------   -----------
  Net investment income/(expense) .............................        (2,577)       (2,186)          531         9,748
                                                                  -----------   -----------   -----------   -----------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments .........         7,075        12,936         3,518       (11,878)
    Reinvested realized gain distributions ....................             0         6,375         4,067           392
                                                                  -----------   -----------   -----------   -----------
  Net realized gain/(loss) on investments .....................         7,075        19,311         7,585       (11,486)
  Net change in unrealized appreciation/(depreciation)
    of investments ............................................       211,520        23,602        (1,189)        8,124
                                                                  -----------   -----------   -----------   -----------
Net realized and unrealized gain/(loss) from investments ......       218,595        42,913         6,396        (3,362)
                                                                  -----------   -----------   -----------   -----------
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $   216,018   $    40,727   $     6,927   $     6,386
-----------------------------------------------------------------------------------------------------------------------
                                                                  ===========   ===========   ===========   ===========

                                                                 ---------------------------------------
                                                                        INVESTMENT DIVISIONS
                                                                 ---------------------------------------

                                                                  Fidelity      AIM V.I.
                                                                   VIP II        Capital      AIM V.I.
                                                                  Index 500   Appreciation      Value
                                                                 ---------------------------------------
Investment Income
  Income:
    Reinvested dividends ......................................  $     4,912   $       277   $     9,040
  Expenses -- Note 3:
    Mortality and expense risk charges ........................       12,947         1,993        10,504
                                                                 -----------   -----------   -----------
  Net investment income/(expense) .............................       (8,035)       (1,716)       (1,464)
                                                                 -----------   -----------   -----------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments .........       54,936        19,527        31,006
    Reinvested realized gain distributions ....................        3,333         8,629        47,273
                                                                 -----------   -----------   -----------
  Net realized gain/(loss) on investments .....................       58,269        28,156        78,279
  Net change in unrealized appreciation/(depreciation)
    of investments ............................................      387,799        96,748       436,555
                                                                 -----------   -----------   -----------
Net realized and unrealized gain/(loss) from investments ......      446,068       124,904       514,834
                                                                 -----------   -----------   -----------
--------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations  $   438,033   $   123,188   $   513,370
--------------------------------------------------------------------------------------------------------
                                                                 ===========   ===========   ===========

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    30 & 31

--------------------------------------------------------------------------------
The Guardian Separate Account K
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1998 and 1999

                                                                        -----------------------------------------------
                                                                                        INVESTMENT DIVISIONS
                                                                        -----------------------------------------------


                                                                           Guardian       Guardian       Guardian
                                                                             Stock          Bond           Cash
                                                                        -----------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................  $     186,840   $      34,045   $      80,427
   Net realized gain/(loss) from sale of investments .................        536,650           4,699              --
   Reinvested realized gain distributions ............................      5,820,263           9,949              --
   Net change in unrealized appreciation/(depreciation) of investments      1,589,925          (9,988)             --
                                                                        -------------   -------------   -------------
   Net increase/(decrease) resulting from operations .................      8,133,678          38,705          80,427
                                                                        -------------   -------------   -------------

------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................     34,613,795         538,047       2,776,530
   Transfer on account of other terminations .........................     (1,312,799)        (10,800)        (32,049)
   Transfer of policy loans ..........................................       (855,181)        (19,668)       (183,277)
   Transfer of cost of insurance and policy fees -- Note 3 ...........     (7,973,104)       (102,944)       (222,295)
   Transfer between investment divisions .............................       (105,592)         82,476      (1,223,730)
   Transfers -- other ................................................         43,938            (172)            537
                                                                        -------------   -------------   -------------
   Net increase/(decrease) from policy transactions ..................     24,411,057         486,939       1,115,716
                                                                        -------------   -------------   -------------
Total Increase/(Decrease) in Net Assets ..............................     32,544,735         525,644       1,196,143
   Net Assets at December 31, 1997 ...................................     27,668,711         291,269       1,065,699
                                                                        -------------   -------------   -------------
-----------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................  $  60,213,446   $     816,913   $   2,261,842
-----------------------------------------------------------------------------------------------------------------------
                                                                        =============   =============   =============
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................  $    (159,919)  $      54,841   $      96,849
   Net realized gain/(loss) from sale of investments .................      1,325,605          (4,349)             --
   Reinvested realized gain distributions ............................     13,654,816           2,663              --
   Change in unrealized appreciation/(depreciation) of investments ...      8,347,267         (66,810)             --
                                                                        -------------   -------------   -------------
   Net increase/(decrease) resulting from operations .................     23,167,769         (13,655)         96,849
                                                                        -------------   -------------   -------------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................     40,171,243         564,988       2,218,578
   Transfer on account of other terminations .........................     (3,434,504)        (36,707)        (56,117)
   Transfer of policy loans ..........................................     (2,780,926)        (25,016)        (10,943)
   Transfer of cost of insurance and policy fees -- Note 3 ...........    (10,206,068)       (129,534)       (324,257)
   Transfer between investment divisions .............................     (2,907,439)        (49,007)     (1,442,011)
   Transfers -- other ................................................        (61,922)            474             739
                                                                        -------------   -------------   -------------
   Net increase/(decrease) from policy transactions ..................     20,780,384         325,198         385,989
                                                                        -------------   -------------   -------------
Total Increase/(Decrease) in Net Assets ..............................     43,948,153         311,543         482,838
   Net Assets at December 31, 1998 ...................................     60,213,446         816,913       2,261,842
                                                                        -------------   -------------   -------------

-----------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 -- Note 4 .........................  $ 104,161,599   $   1,128,456   $   2,744,680
-----------------------------------------------------------------------------------------------------------------------
                                                                        =============   =============   =============

                                                                        -----------------------------------------------
                                                                                        INVESTMENT DIVISIONS
                                                                        -----------------------------------------------
                                                                                                           Baillie
                                                                           Gabelli        Baillie          Gifford
                                                                           Capital        Gifford         Emerging
                                                                            Asset       International      Markets
                                                                        ------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................  $        (155)  $         615   $          (6)
   Net realized gain/(loss) from sale of investments .................         (5,571)         88,794             581
   Reinvested realized gain distributions ............................         13,612         206,536              --
   Net change in unrealized appreciation/(depreciation) of investments          6,450         267,513           1,007
                                                                        -------------   -------------   -------------
   Net increase/(decrease) resulting from operations .................         14,336         563,458           1,582
                                                                        -------------   -------------   -------------

------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................        258,656       2,143,109          27,595
   Transfer on account of other terminations .........................           (229)       (124,051)             --
   Transfer of policy loans ..........................................        (54,075)        (49,072)        (15,106)
   Transfer of cost of insurance and policy fees -- Note 3 ...........        (36,899)       (495,103)         (1,203)
   Transfer between investment divisions .............................        100,671         105,839           6,275
   Transfers -- other ................................................          2,837           8,014            (333)
                                                                        -------------   -------------   -------------
   Net increase/(decrease) from policy transactions ..................        270,961       1,588,736          17,228
                                                                        -------------   -------------   -------------
Total Increase/(Decrease) in Net Assets ..............................        285,297       2,152,194          18,810
   Net Assets at December 31, 1997 ...................................             --       2,132,879              --
                                                                        -------------   -------------   -------------
------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................  $     285,297   $   4,285,073   $      18,810
------------------------------------------------------------------------------------------------------------------------
                                                                        =============   =============   =============
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................  $      (2,716)  $     (11,532)  $        (681)
   Net realized gain/(loss) from sale of investments .................          9,887         142,151           5,796
   Reinvested realized gain distributions ............................         93,608         496,655              --
   Change in unrealized appreciation/(depreciation) of investments ...          1,093       1,289,281          53,916
                                                                        -------------   -------------   -------------
   Net increase/(decrease) resulting from operations .................        101,872       1,916,555          59,031
                                                                        -------------   -------------   -------------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................        559,201       2,350,183          62,476
   Transfer on account of other terminations .........................         (5,615)       (322,891)           (178)
   Transfer of policy loans ..........................................        (17,743)       (170,218)         (5,752)
   Transfer of cost of insurance and policy fees -- Note 3 ...........       (123,479)       (570,782)        (14,180)
   Transfer between investment divisions .............................        188,975        (244,599)         81,037
   Transfers -- other ................................................           (430)         (4,365)            386
                                                                        -------------   -------------   -------------
   Net increase/(decrease) from policy transactions ..................        600,909       1,037,328         123,789
                                                                        -------------   -------------   -------------
Total Increase/(Decrease) in Net Assets ..............................        702,781       2,953,883         182,820
   Net Assets at December 31, 1998 ...................................        285,297       4,285,073          18,810
                                                                        -------------   -------------   -------------

------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 -- Note 4 .........................  $     988,078   $   7,238,956   $     201,630
------------------------------------------------------------------------------------------------------------------------
                                                                        =============   =============   =============

                                                                        ---------------------------------
                                                                               INVESTMENT DIVISIONS
                                                                        ---------------------------------

                                                                           Guardian
                                                                           Small Cap       Value Line
                                                                             Stock         Centurion
                                                                        ---------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................    $      (4,060)  $     (15,517)
   Net realized gain/(loss) from sale of investments .................          (14,581)         44,526
   Reinvested realized gain distributions ............................            7,863         285,700
   Net change in unrealized appreciation/(depreciation) of investments          (69,553)        818,004
                                                                          -------------   -------------
   Net increase/(decrease) resulting from operations .................          (80,331)      1,132,713
                                                                          -------------   -------------

------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................        1,490,969       2,588,770
   Transfer on account of other terminations .........................           (4,832)       (159,004)
   Transfer of policy loans ..........................................           (4,262)       (166,387)
   Transfer of cost of insurance and policy fees -- Note 3 ...........         (253,132)       (625,378)
   Transfer between investment divisions .............................          407,408          14,975
   Transfers -- other ................................................           12,028          13,570
                                                                          -------------   -------------
   Net increase/(decrease) from policy transactions ..................        1,648,179       1,666,546
                                                                          -------------   -------------
Total Increase/(Decrease) in Net Assets ..............................        1,567,848       2,799,259
   Net Assets at December 31, 1997 ...................................          224,488       3,165,728
                                                                          -------------   -------------
---------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................    $   1,792,336   $   5,964,987
---------------------------------------------------------------------------------------------------------
                                                                          =============   =============
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................    $     (12,137)  $     (31,315)
   Net realized gain/(loss) from sale of investments .................         (110,496)        239,620
   Reinvested realized gain distributions ............................               --         554,526
   Change in unrealized appreciation/(depreciation) of investments ...        1,036,194       1,138,849
                                                                          -------------   -------------
   Net increase/(decrease) resulting from operations .................          913,561       1,901,680
                                                                          -------------   -------------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................        1,522,695       2,926,594
   Transfer on account of other terminations .........................         (169,392)       (682,439)
   Transfer of policy loans ..........................................          (21,737)       (272,806)
   Transfer of cost of insurance and policy fees -- Note 3 ...........         (363,566)       (758,065)
   Transfer between investment divisions .............................         (131,585)        106,401
   Transfers -- other ................................................              777          12,773
                                                                          -------------   -------------
   Net increase/(decrease) from policy transactions ..................          837,192       1,332,458
                                                                          -------------   -------------
Total Increase/(Decrease) in Net Assets ..............................        1,750,753       3,234,138
   Net Assets at December 31, 1998 ...................................        1,792,336       5,964,987
                                                                          -------------   -------------

---------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 -- Note 4 .........................    $   3,543,089   $   9,199,125
---------------------------------------------------------------------------------------------------------
                                                                          =============   =============

                                                                        ---------------------------------
                                                                               INVESTMENT DIVISIONS
                                                                        ---------------------------------
                                                                            Value Line
                                                                            Strategic
                                                                              Asset        MFS Growth
                                                                            Management     with Income
                                                                        -------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................    $      77,238   $      (2,240)
   Net realized gain/(loss) from sale of investments .................           34,594          18,898
   Reinvested realized gain distributions ............................          292,034              --
   Net change in unrealized appreciation/(depreciation) of investments          516,114          72,163
                                                                          -------------   -------------
   Net increase/(decrease) resulting from operations .................          919,980          88,821
                                                                          -------------   -------------

------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................        2,416,789         612,543
   Transfer on account of other terminations .........................         (128,388)           (354)
   Transfer of policy loans ..........................................          (75,052)         (2,197)
   Transfer of cost of insurance and policy fees -- Note 3 ...........         (541,143)        (97,445)
   Transfer between investment divisions .............................         (147,784)        135,765
   Transfers -- other ................................................            4,187           5,742
                                                                          -------------   -------------
   Net increase/(decrease) from policy transactions ..................        1,528,609         654,054
                                                                          -------------   -------------
Total Increase/(Decrease) in Net Assets ..............................        2,448,589         742,875
   Net Assets at December 31, 1997 ...................................        2,541,939          45,558
                                                                          -------------   -------------
-------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................    $   4,990,528   $     788,433
-------------------------------------------------------------------------------------------------------
                                                                          =============   =============
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................    $      24,058   $      (5,025)
   Net realized gain/(loss) from sale of investments .................           93,618          29,918
   Reinvested realized gain distributions ............................          346,059           4,518
   Change in unrealized appreciation/(depreciation) of investments ...          979,634          69,607
                                                                          -------------   -------------
   Net increase/(decrease) resulting from operations .................        1,443,369          99,018
                                                                          -------------   -------------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................        2,975,722       1,394,529
   Transfer on account of other terminations .........................         (176,858)        (21,141)
   Transfer of policy loans ..........................................         (186,814)        (16,235)
   Transfer of cost of insurance and policy fees -- Note 3 ...........         (741,671)       (301,635)
   Transfer between investment divisions .............................          324,318          42,884
   Transfers -- other ................................................           (4,301)            859
                                                                          -------------   -------------
   Net increase/(decrease) from policy transactions ..................        2,190,396       1,099,261
                                                                          -------------   -------------
Total Increase/(Decrease) in Net Assets ..............................        3,633,765       1,198,279
   Net Assets at December 31, 1998 ...................................        4,990,528         788,433
                                                                          -------------   -------------

-------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 -- Note 4 .........................    $   8,624,293   $   1,986,712
-------------------------------------------------------------------------------------------------------
                                                                          =============   =============

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    32 & 33

--------------------------------------------------------------------------------
The Guardian Separate Account K
-------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
December 31, 1999

                                                                        -------------------------------------------------------
                                                                                           INVESTMENT DIVISIONS
                                                                        -------------------------------------------------------

                                                                            MFS                                    American
                                                                         Emerging         MFS           MFS       Century VP
                                                                          Growth     Total Return      Bond         Value
                                                                        -------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................  $      (448)  $       (49)  $       (44)  $      (240)
   Net realized gain/(loss) from sale of investments .................       (6,069)          104            14          (299)
   Reinvested realized gain distributions ............................          285            --            --            --
   Net change in unrealized appreciation/(depreciation) of investments       29,110         1,471           422        (1,343)
                                                                        -----------   -----------   -----------   -----------
   Net increase/(decrease) resulting from operations .................       22,878         1,526           392        (1,882)
                                                                        -----------   -----------   -----------   -----------
------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................       73,952        26,474        17,904        19,991
   Transfer on account of other terminations .........................       (3,396)           --            --            --
   Transfer of policy loans ..........................................          (81)           --            --            --
   Transfer of cost of insurance and policy fees -- Note 3 ...........      (13,871)       (3,575)       (2,913)       (3,222)
   Transfer between investment divisions .............................      108,559        20,407         6,895        61,095
   Transfers -- other ................................................         (491)          (64)          184            96
                                                                        -----------   -----------   -----------   -----------
   Net increase/(decrease) from policy transactions ..................      164,672        43,242        22,070        77,960
                                                                        -----------   -----------   -----------   -----------
Total Increase/(Decrease) in Net Assets ..............................      187,550        44,768        22,462        76,078
   Net Assets at December 31, 1997 ...................................           --            --            --            --
                                                                        -----------   -----------   -----------   -----------
-------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................  $   187,550   $    44,768   $    22,462   $    76,078
-------------------------------------------------------------------------------------------------------------------------------
                                                                        ===========   ===========   ===========   ===========

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................  $    (5,295)  $     1,063   $       604   $       637
   Net realized gain/(loss) from sale of investments .................       46,138         1,134            31        (9,014)
   Reinvested realized gain distributions ............................           --         2,927            64         8,647
   Change in unrealized appreciation/(depreciation) of investments ...      517,484        (2,372)       (1,411)       (2,494)
                                                                        -----------   -----------   -----------   -----------
   Net increase/(decrease) resulting from operations .................      558,327         2,752          (712)       (2,224)
                                                                        -----------   -----------   -----------   -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................      614,914       112,985        33,617        57,899
   Transfer on account of other terminations .........................      (17,418)       (1,083)         (962)      (10,430)
   Transfer of policy loans ..........................................      (32,357)       (1,127)           --        (3,325)
   Transfer of cost of insurance and policy fees -- Note 3 ...........     (123,113)      (19,249)       (4,805)      (10,005)
   Transfer between investment divisions .............................      386,324          (587)          142       (44,632)
   Transfers -- other ................................................        1,366           (21)          (17)         (893)
                                                                        -----------   -----------   -----------   -----------
   Net increase/(decrease) from policy transactions ..................      829,716        90,918        27,975       (11,386)
                                                                        -----------   -----------   -----------   -----------
Total Increase/(Decrease) in Net Assets ..............................    1,388,043        93,670        27,263       (13,610)
   Net Assets at December 31, 1998 ...................................      187,550        44,768        22,462        76,078
                                                                        -----------   -----------   -----------   -----------
-------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999-- Note 4 ..........................  $ 1,575,593   $   138,438   $    49,725   $    62,468
-------------------------------------------------------------------------------------------------------------------------------
                                                                        ===========   ===========   ===========   ===========

                                                                        --------------------------------------------------------
                                                                                           INVESTMENT DIVISIONS
                                                                        --------------------------------------------------------
                                                                                        Fidelity
                                                                          American       VIP III       Fidelity     Fidelity
                                                                         Century VP      Growth       VIP Equity-   VIP High
                                                                        International  Opportunities   Income       Income
                                                                        --------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $       (76)  $      (430)  $      (199)  $      (305)
   Net realized gain/(loss) from sale of investments .................           (79)          502          (214)         (857)
   Reinvested realized gain distributions ............................            --            --            --            --
   Net change in unrealized appreciation/(depreciation) of investments         3,294        24,244         7,040        (6,105)
                                                                         -----------   -----------   -----------   -----------
   Net increase/(decrease) resulting from operations .................         3,139        24,316         6,627        (7,267)
                                                                         -----------   -----------   -----------   -----------
------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................        64,812       165,731       109,160        75,300
   Transfer on account of other terminations .........................            (5)           --            --            --
   Transfer of policy loans ..........................................       (21,697)           --          (310)           --
   Transfer of cost of insurance and policy fees -- Note 3 ...........        (4,600)      (23,212)       (9,674)       (8,144)
   Transfer between investment divisions .............................        13,788       148,154         9,125        49,168
   Transfers -- other ................................................           632         1,297          (453)          212
                                                                         -----------   -----------   -----------   -----------
   Net increase/(decrease) from policy transactions ..................        52,930       291,970       107,848       116,536
                                                                         -----------   -----------   -----------   -----------
Total Increase/(Decrease) in Net Assets ..............................        56,069       316,286       114,475       109,269
   Net Assets at December 31, 1997 ...................................            --            --            --            --
                                                                         -----------   -----------   -----------   -----------
--------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................   $    56,069   $   316,286   $   114,475   $   109,269
--------------------------------------------------------------------------------------------------------------------------------
                                                                         ===========   ===========   ===========   ===========

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $    (2,577)  $    (2,186)  $       531   $     9,748
   Net realized gain/(loss) from sale of investments .................         7,075        12,936         3,518       (11,878)
   Reinvested realized gain distributions ............................            --         6,375         4,067           392
   Change in unrealized appreciation/(depreciation) of investments ...       211,520        23,602        (1,189)        8,124
                                                                         -----------   -----------   -----------   -----------
   Net increase/(decrease) resulting from operations .................       216,018        40,727         6,927         6,386
                                                                         -----------   -----------   -----------   -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................       187,691     1,338,771       193,907        90,046
   Transfer on account of other terminations .........................          (389)       (3,633)       (2,488)         (564)
   Transfer of policy loans ..........................................        (2,111)       (4,189)       (1,718)       (2,052)
   Transfer of cost of insurance and policy fees -- Note 3 ...........       (36,461)     (215,706)      (37,721)      (18,326)
   Transfer between investment divisions .............................       235,492       204,866        87,452       (54,633)
   Transfers -- other ................................................         1,009          (820)          (13)          364
                                                                         -----------   -----------   -----------   -----------
   Net increase/(decrease) from policy transactions ..................       385,231     1,319,289       239,419        14,835
                                                                         -----------   -----------   -----------   -----------
Total Increase/(Decrease) in Net Assets ..............................       601,249     1,360,016       246,346        21,221
   Net Assets at December 31, 1998 ...................................        56,069       316,286       114,475       109,269
                                                                         -----------   -----------   -----------   -----------
--------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999-- Note 4 ..........................   $   657,318   $ 1,676,302   $   360,821   $   130,490
--------------------------------------------------------------------------------------------------------------------------------
                                                                         ===========   ===========   ===========   ===========

                                                                        ---------------------------------------
                                                                                   INVESTMENT DIVISIONS
                                                                        ---------------------------------------

                                                                          Fidelity    AIM V.I.
                                                                           VIP II      Capital       AIM V.I.
                                                                         Index 500   Appreciation      Value
                                                                        ---------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................  $      (628)  $      (106)  $       308
   Net realized gain/(loss) from sale of investments .................        1,314          (506)          688
   Reinvested realized gain distributions ............................           --         3,390         5,068
   Net change in unrealized appreciation/(depreciation) of investments       37,019        12,582        12,049
                                                                        -----------   -----------   -----------
   Net increase/(decrease) resulting from operations .................       37,705        15,360        18,113
                                                                        -----------   -----------   -----------
------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................      194,140       118,325       115,212
   Transfer on account of other terminations .........................         (747)           (6)         (214)
   Transfer of policy loans ..........................................      (16,813)           --           (80)
   Transfer of cost of insurance and policy fees -- Note 3 ...........      (33,332)       (5,794)      (16,662)
   Transfer between investment divisions .............................      166,538        11,414        14,597
   Transfers -- other ................................................        4,672          (255)       (1,155)
                                                                        -----------   -----------   -----------
   Net increase/(decrease) from policy transactions ..................      314,458       123,684       111,698
                                                                        -----------   -----------   -----------
Total Increase/(Decrease) in Net Assets ..............................      352,163       139,044       129,811
   Net Assets at December 31, 1997 ...................................           --            --            --
                                                                        -----------   -----------   -----------
---------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................  $   352,163   $   139,044   $   129,811
---------------------------------------------------------------------------------------------------------------
                                                                        ===========   ===========   ===========

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................  $    (8,035)  $    (1,716)  $    (1,464)
   Net realized gain/(loss) from sale of investments .................       54,936        19,527        31,006
   Reinvested realized gain distributions ............................        3,333         8,629        47,273
   Change in unrealized appreciation/(depreciation) of investments ...      387,799        96,748       436,555
                                                                        -----------   -----------   -----------
   Net increase/(decrease) resulting from operations .................      438,033       123,188       513,370
                                                                        -----------   -----------   -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................    2,439,592       151,803     1,539,999
   Transfer on account of other terminations .........................      (12,948)         (743)      (18,182)
   Transfer of policy loans ..........................................      (24,709)           --         1,007
   Transfer of cost of insurance and policy fees -- Note 3 ...........     (393,386)      (27,896)     (229,233)
   Transfer between investment divisions .............................    1,326,464        77,662     1,668,384
   Transfers -- other ................................................       (2,368)         (205)       (6,609)
                                                                        -----------   -----------   -----------
   Net increase/(decrease) from policy transactions ..................    3,332,645       200,621     2,955,366
                                                                        -----------   -----------   -----------
Total Increase/(Decrease) in Net Assets ..............................    3,770,678       323,809     3,468,736
   Net Assets at December 31, 1998 ...................................      352,163       139,044       129,811
                                                                        -----------   -----------   -----------
---------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999-- Note 4 ..........................  $ 4,122,841   $   462,853   $ 3,598,547
---------------------------------------------------------------------------------------------------------------
                                                                        ===========   ===========   ===========

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    34 & 35

--------------------------------------------------------------------------------
The Guardian Separate Account K
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account K (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 1, 1995 and commenced operations on October 1, 1995. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account.

      The Account currently comprises twenty-one investment divisions which invest in shares of the following mutual funds: The Guardian Stock Fund (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund, Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust, MFS Growth with Income Series, MFS Emerging Growth Series, MFS Total Return Series, MFS Bond Series, American Century VP Value Fund, American Century VP International Fund, Fidelity VIP III Growth Opportunities Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP II Index 500 Portfolio, AIM V.I. Capital Appreciation Fund, and AIM V.I. Value Fund (collectively, the Funds and individually, a Fund). However, a policyowner may only invest in up to seven investment divisions, including the FRO.

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF and BGEMF are managed by Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds from the sale of annual premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds at the net asset value of each Fund's shares. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of' their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------
Note 3 -- Administrative and Mortality
          and Expense Risk Charges
--------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge from the net assets of the policyowner's account which, on an annual basis, is equal to a rate of
 .60% of the policy account value. For the year ended December 31, 1999 this amount was $ 752,490.

      Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

      a) a monthly charge for the cost of life insurance, based on the face value of the policyowner's insurance inforce, as compensation for the anticipated cost of paying death benefits. For the years ended December 31, 1999 and December 31, 1998, deductions for cost of life insurance amounted to $9,818,037 and $6,920,312, respectively.

      b) policy and administrative fees which vary with the face amount, age of the insured or the duration of the contract. For the years ended December 31, 1999 and December 31, 1998 these fees amounted to $4,831,100 and $3,553,333, respectively.

      c) an annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction. The annual state premium tax charge for the year ended December 31, 1999 was $ 1,551,577.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

--------------------------------------
Note 4-- Net Assets, December 31, 1999
--------------------------------------

      At December 31, 1999, net assets of the Account were as follows:

         Accumulation of
          Variable Life Insurance
          Policyowners' Accounts                              $110,316,570
         Owned by GIAC                                          42,335,444
                                                              ------------
                                                              $152,652,014
                                                              ============

      The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account K
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

-----------------------------
Note 5 -- Purchases and Sales
-----------------------------

      During the years ended December 31, 1999 and December 31, 1998, purchases and sales of shares of the Funds were as follows:

                                          Purchases     Purchases       Sales        Sales
                                         December 31,  December 31,  December 31,  December 31,
                                             1999          1998          1999         1998
                                         -----------   -----------   -----------   -----------
The Guardian Stock Fund ..............   $40,197,732   $32,802,820   $ 5,716,777   $ 2,176,893
The Guardian Bond Fund, Inc. .........       552,238       665,277       167,539       130,957
The Guardian Cash Fund, Inc. .........     3,523,728     3,391,687     3,039,269     2,187,271
Gabelli Capital Asset Fund ...........       816,264       380,959       120,592        95,937
Baillie Gifford International Fund ...     2,323,392     2,354,699       788,593       543,283
Baillie Gifford Emerging Markets Fund        143,195        41,680        19,406        24,426
The Guardian Small Cap Stock Fund ....     1,313,504     1,954,094       478,918       296,386
Value Line Centurion Fund, Inc. ......     3,024,194     2,479,523     1,151,586       520,585
Value Line Strategic Asset
  Management Trust ...................     3,123,122     2,338,163       547,573       423,202
MFS Growth with Income Series ........     1,467,895       857,518       363,353       203,463
MFS Emerging Growth Series ...........     1,021,280       220,378       191,565        55,421
MFS Total Return Series ..............       130,430        50,152        35,006         6,910
MFS Bond Series ......................        32,771        22,992         3,882           922
American Century VP Value Fund .......        94,078        80,227        95,904         2,267
American Century VP International Fund       428,929        88,448        43,698        35,518
Fidelity VIP III Growth Opportunities
  Portfolio ..........................     1,458,472       308,523       129,398        16,553
Fidelity VIP Equity Income Portfolio .       289,600       119,735        44,276        11,887
Fidelity VIP High Income Portfolio ...       106,545       123,681        80,823         7,146
Fidelity VIP II Index 500 Portfolio ..     3,678,236       366,042       337,346        51,584
AIM V.I. Capital Appreciation Fund ...       341,453       142,957       131,925        15,691
AIM V.I. Value Fund ..................     3,167,787       131,546       156,107        14,207
                                         -----------   -----------   -----------   -----------
  Total ..............................   $67,234,845   $48,921,101   $13,643,536   $ 6,820,509
                                         -----------   -----------   -----------   -----------

      In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contract Owners of The Guardian Separate Account K

      In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management, MFS Growth with Income, MFS Emerging Growth, MFS Total Return, MFS Bond, American Century VP Value, American Century VP International, Fidelity VIP III Growth Opportunities, Fidelity VIP Equity-Income, Fidelity VIP High Income, Fidelity VIP II Index 500, AIM V.I. Capital Appreciation and AIM V.I. Value investment divisions (constituting The Guardian Separate Account K) at December 31, 1999, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1999 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCooper LLP

New York, New York
February 20, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                                                         ----------------------------------------------------------
                                                                                              INVESTMENT DIVISIONS
                                                                         ----------------------------------------------------------
                                                                                                                          Gabelli
                                                                           Guardian       Guardian        Guardian        Capital
                                                                            Stock           Bond            Cash           Asset
                                                                         ----------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 .........................         95,770           8,368          64,105         16,514
  Net asset value per share (NAV) ...................................          55.20           11.41           10.00          17.48
                                                                         -----------     -----------     -----------    -----------
     Total Assets (Shares x NAV) ....................................    $ 5,286,515     $    95,480     $   641,051    $   288,672

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ............         25,969             708           5,158          1,539
                                                                         -----------     -----------     -----------    -----------
-----------------------------------------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 ...........................................    $ 5,260,546     $    94,772     $   635,893    $   287,133
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         ===========     ===========     ===========    ===========

Number of units outstanding .........................................        347,119           9,099          59,044         22,296
Unit value ..........................................................          15.15           10.42           10.77          12.88

FIFO Cost ...........................................................    $ 4,914,230     $   100,978     $   641,051    $   293,725

                                                                          -------------------------------------------
                                                                                     INVESTMENT DIVISIONS
                                                                          -------------------------------------------
                                                                                           Baillie
                                                                             Baillie       Gifford         Guardian
                                                                             Gifford       Emerging        Small Cap
                                                                          International     Markets          Stock
                                                                          -------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 .........................          13,848           1,848          14,842
  Net asset value per share (NAV) ...................................           26.78           12.73           17.18
                                                                          -----------     -----------     -----------
     Total Assets (Shares x NAV) ....................................     $   370,846     $    23,529     $   254,993

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ............           1,856             157           2,524
                                                                          -----------     -----------     -----------
---------------------------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 ...........................................     $   368,990     $    23,372     $   252,469
---------------------------------------------------------------------------------------------------------------------
                                                                          ===========     ===========     ===========

Number of units outstanding .........................................          23,585           1,794          20,891
Unit value ..........................................................           15.65           13.03           12.09

FIFO Cost ...........................................................     $   309,766     $    17,106     $   183,570

                                                                              -------------------------------------------
                                                                                        INVESTMENT DIVISIONS
                                                                              -------------------------------------------
                                                                                              Value Line
                                                                                               Strategic
                                                                               Value Line        Asset        MFS Growth
                                                                               Centurion       Management     with Income
                                                                              -------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 .........................              13,498          30,902          19,637
  Net asset value per share (NAV) ...................................               36.09           29.39           21.31
                                                                              -----------     -----------     -----------
     Total Assets (Shares x NAV) ....................................         $   487,133     $   908,217     $   418,474

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ............               1,890           3,679           2,557
                                                                              -----------     -----------     -----------
-------------------------------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 ...........................................         $   485,243     $   904,538     $   415,917
-------------------------------------------------------------------------------------------------------------------------
                                                                              ===========     ===========     ===========

Number of units outstanding .........................................              31,172          60,096          33,583
Unit value ..........................................................               15.57           15.05           12.38

FIFO Cost ...........................................................         $   426,574     $   832,052     $   396,565

--------------------------------------------------------------------------------
THE GUARDIAN SEPARATE ACCOUNT M
-------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

                                                                         ----------------------------------------------------------
                                                                                              INVESTMENT DIVISIONS
                                                                         ----------------------------------------------------------
                                                                                                                          Gabelli
                                                                           Guardian       Guardian        Guardian        Capital
                                                                            Stock           Bond            Cash           Asset
                                                                         ----------------------------------------------------------
Investment Income
  Income:
     Reinvested dividends ...........................................    $    14,868     $     5,047     $    19,982    $       290
  Expenses -- Note 3:
     Mortality and expense risk charges .............................         27,978             668           3,974          1,452
                                                                         -----------     -----------     -----------    -----------
  Net investment income/(expense) ...................................        (13,110)          4,379          16,008         (1,162)
                                                                         -----------     -----------     -----------    -----------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ..............         83,399            (968)             --          8,574
     Reinvested realized gain distributions .........................        643,844             217              --         23,440
                                                                         -----------     -----------     -----------    -----------
  Net realized gain/(loss) on investments ...........................        727,243            (751)             --         32,014
  Net change in unrealized appreciation/(depreciation) of investments        343,343          (4,543)             --         (5,366)
                                                                         -----------     -----------     -----------    -----------
Net realized and unrealized gain/(loss) from investments ............      1,070,586          (5,294)             --         26,648
                                                                         -----------     -----------     -----------    -----------
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....    $ 1,057,476     $      (915)    $    16,008    $    25,486
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         ===========     ===========     ===========    ===========

                                                                             --------------------------------------------
                                                                                        INVESTMENT DIVISIONS
                                                                             --------------------------------------------
                                                                                               Baillie
                                                                               Baillie         Gifford        Guardian
                                                                               Gifford         Emerging       Small Cap
                                                                             International      Markets         Stock
                                                                             --------------------------------------------
Investment Income
  Income:
     Reinvested dividends ...........................................        $        983     $        --     $       329
  Expenses -- Note 3:
     Mortality and expense risk charges .............................               1,783             149           2,114
                                                                             ------------     -----------     -----------
  Net investment income/(expense) ...................................                (800)           (149)         (1,785)
                                                                             ------------     -----------     -----------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ..............               3,333           1,551           5,236
     Reinvested realized gain distributions .........................              24,062              --              --
                                                                             ------------     -----------     -----------
  Net realized gain/(loss) on investments ...........................              27,395           1,551           5,236
  Net change in unrealized appreciation/(depreciation) of investments              60,408           6,392          64,873
                                                                             ------------     -----------     -----------
Net realized and unrealized gain/(loss) from investments ............              87,803           7,943          70,109
                                                                             ------------     -----------     -----------
-------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....        $     87,003     $     7,794     $    68,324
-------------------------------------------------------------------------------------------------------------------------
                                                                             ============     ===========     ===========

                                                                                -------------------------------------------
                                                                                             INVESTMENT DIVISIONS
                                                                                -------------------------------------------
                                                                                                Value Line
                                                                                                 Strategic
                                                                                 Value Line        Asset        MFS Growth
                                                                                 Centurion       Management     with Income
                                                                                -------------------------------------------
Investment Income
  Income:
     Reinvested dividends ...........................................           $       402     $     3,407     $       690
  Expenses -- Note 3:
     Mortality and expense risk charges .............................                 1,803           3,540           2,427
                                                                                -----------     -----------     -----------
  Net investment income/(expense) ...................................                (1,401)           (133)         (1,737)
                                                                                -----------     -----------     -----------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ..............                 7,366          11,855           6,419
     Reinvested realized gain distributions .........................                10,812          17,574             829
                                                                                -----------     -----------     -----------
  Net realized gain/(loss) on investments ...........................                18,178          29,429           7,248
  Net change in unrealized appreciation/(depreciation) of investments                53,512          67,484          16,112
                                                                                -----------     -----------     -----------
Net realized and unrealized gain/(loss) from investments ............                71,690          96,913          23,360
                                                                                -----------     -----------     -----------
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....           $    70,289     $    96,780     $    21,623
---------------------------------------------------------------------------------------------------------------------------
                                                                                ===========     ===========     ===========

                        See notes to financial statements

--------------------------------------------------------------------------------


                                     40 & 41

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                                                   -----------------------------------------------------------
                                                                                     INVESTMENT DIVISIONS
                                                                   -----------------------------------------------------------
                                                                       MFS                                          American
                                                                    Emerging          MFS             MFS          Century VP
                                                                     Growth       Total Return        Bond           Value
                                                                   -----------------------------------------------------------
Assets:
   Shares owned in underlying fund -- Note 1 ..................         12,554           4,638             306           5,073
   Net asset value per share (NAV) ............................          37.94           17.75           10.92            5.95
                                                                   -----------     -----------     -----------     -----------
     Total Assets (Shares x NAV) ..............................    $   476,316     $    82,328     $     3,340     $    30,185

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ......          1,952             323              20             204
                                                                   -----------     -----------     -----------     -----------
------------------------------------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 .....................................    $   474,364     $    82,005     $     3,320     $    29,981
------------------------------------------------------------------------------------------------------------------------------
                                                                   ===========     ===========     ===========     ===========

Number of units outstanding ...................................         21,994           7,334             323           3,209
Unit value ....................................................          21.57           11.18           10.28            9.34

FIFO cost .....................................................    $   338,230     $    82,421     $     3,391     $    32,351

                                                                      -----------------------------------------------------------
                                                                                        INVESTMENT DIVISIONS
                                                                      -----------------------------------------------------------
                                                                                       Fidelity
                                                                        American        VIP III         Fidelity        Fidelity
                                                                       Century VP        Growth        VIP Equity-      VIP High
                                                                      International   Opportunities      Income          Income
                                                                      ------------------------------------------------------------
Assets:
   Shares owned in underlying fund -- Note 1 ..................             12,284          16,427           4,714           4,704
   Net asset value per share (NAV) ............................              12.50           23.15           25.71           11.31
                                                                       -----------     -----------     -----------     -----------
     Total Assets (Shares x NAV) ..............................        $   153,549     $   380,288     $   121,202     $    53,200

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ......                770           1,483             508             261
                                                                       -----------     -----------     -----------     -----------
----------------------------------------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 .....................................        $   152,779     $   378,805     $   120,694     $    52,939
----------------------------------------------------------------------------------------------------------------------------------
                                                                       ===========     ===========     ===========     ===========

Number of units outstanding ...................................              8,977          30,658          10,634           5,347
Unit value ....................................................              17.02           12.36           11.35            9.90

FIFO cost .....................................................        $   110,983     $   372,598     $   121,087     $    52,402

                                                                          -------------------------------------------
                                                                                     INVESTMENT DIVISIONS
                                                                          -------------------------------------------
                                                                           Fidelity        AIM V.I.
                                                                            VIP II         Capital         AIM V.I.
                                                                           Index 500     Appreciation       Value
                                                                          -------------------------------------------
Assets:
   Shares owned in underlying fund -- Note 1 ..................                10,275           3,903          23,424
   Net asset value per share (NAV) ............................                167.41           35.58           33.50
                                                                          -----------     -----------     -----------
     Total Assets (Shares x NAV) ..............................           $ 1,720,059     $   138,858     $   784,704

Liabilities:
   Due to The Guardian Insurance & Annuity Company, Inc. ......                 8,357             987           2,539
                                                                          -----------     -----------     -----------
---------------------------------------------------------------------------------------------------------------------
     Net Assets -- Note 4 .....................................           $ 1,711,702     $   137,871     $   782,165
---------------------------------------------------------------------------------------------------------------------
                                                                          ===========     ===========     ===========

Number of units outstanding ...................................               117,602           8,317          47,819
Unit value ....................................................                 14.56           16.58           16.36

FIFO cost .....................................................           $ 1,554,022     $   101,701     $   702,293

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

                                                                   -----------------------------------------------------------
                                                                                         INVESTMENT DIVISIONS
                                                                   -----------------------------------------------------------
                                                                       MFS                                          American
                                                                    Emerging          MFS             MFS          Century VP
                                                                     Growth       Total Return        Bond           Value
                                                                   -----------------------------------------------------------
Investment Income
   Income:
     Reinvested dividends .....................................    $        --     $       423     $        48     $       158
   Expenses -- Note 3:
     Mortality and expense risk charges .......................          1,922             310              20             181
                                                                   -----------     -----------     -----------     -----------
   Net investment income/(expense) ............................         (1,922)            113              28             (23)
                                                                   -----------     -----------     -----------     -----------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ........          5,800             196             (41)           (796)
     Reinvested realized gain distributions ...................             --             785               3           1,495
                                                                   -----------     -----------     -----------     -----------
   Net realized gain/(loss) on investments ....................          5,800             981             (38)            699
   Net change in unrealized appreciation/(depreciation)
     of investments ...........................................        135,482            (443)            (50)         (2,249)
                                                                   -----------     -----------     -----------     -----------
Net realized and unrealized gain/(loss) from investments ......        141,282             538             (88)         (1,550)
                                                                   -----------     -----------     -----------     -----------
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    $   139,360     $       651     $       (60)    $    (1,573)
------------------------------------------------------------------------------------------------------------------------------
                                                                   ===========     ===========     ===========     ===========

                                                                      ------------------------------------------------------------
                                                                                           INVESTMENT DIVISIONS
                                                                      ------------------------------------------------------------
                                                                                       Fidelity
                                                                        American        VIP III         Fidelity        Fidelity
                                                                       Century VP        Growth        VIP Equity-      VIP High
                                                                      International   Opportunities      Income          Income
                                                                      ------------------------------------------------------------
Investment Income
   Income:
     Reinvested dividends .....................................        $        --     $       529     $       386     $       418
   Expenses -- Note 3:
     Mortality and expense risk charges .......................                759           1,430             483             247
                                                                       -----------     -----------     -----------     -----------
   Net investment income/(expense) ............................               (759)           (901)            (97)            171
                                                                       -----------     -----------     -----------     -----------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ........              1,299           2,491           1,218             (60)
     Reinvested realized gain distributions ...................                 --             988             853              15
                                                                       -----------     -----------     -----------     -----------
   Net realized gain/(loss) on investments ....................              1,299           3,479           2,071             (45)
   Net change in unrealized appreciation/(depreciation)
     of investments ...........................................             42,012           4,979            (957)            706
                                                                       -----------     -----------     -----------     -----------
Net realized and unrealized gain/(loss) from investments ......             43,311           8,458           1,114             661
                                                                       -----------     -----------     -----------     -----------
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        $    42,552     $     7,557     $     1,017     $       832
----------------------------------------------------------------------------------------------------------------------------------
                                                                       ===========     ===========     ===========     ===========

                                                                         -------------------------------------------
                                                                                    INVESTMENT DIVISIONS
                                                                         -------------------------------------------
                                                                          Fidelity        AIM V.I.
                                                                           VIP II         Capital         AIM V.I.
                                                                          Index 500     Appreciation       Value
                                                                         -------------------------------------------
Investment Income
   Income:
     Reinvested dividends .....................................          $     1,721     $        88     $     1,769
   Expenses -- Note 3:
     Mortality and expense risk charges .......................                8,131             953           2,454
                                                                         -----------     -----------     -----------
   Net investment income/(expense) ............................               (6,410)           (865)           (685)
                                                                         -----------     -----------     -----------

Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ........               19,823           2,298          12,426
     Reinvested realized gain distributions ...................                1,168           2,732           9,250
                                                                         -----------     -----------     -----------
   Net realized gain/(loss) on investments ....................               20,991           5,030          21,676
   Net change in unrealized appreciation/(depreciation)
     of investments ...........................................              153,470          34,478          78,409
                                                                         -----------     -----------     -----------
Net realized and unrealized gain/(loss) from investments ......              174,461          39,508         100,085
                                                                         -----------     -----------     -----------
--------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          $   168,051     $    38,643     $    99,400
--------------------------------------------------------------------------------------------------------------------
                                                                         ===========     ===========     ===========

                        See notes to financial statements

--------------------------------------------------------------------------------


                                     42 & 43

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1998 and 1999

                                                                          ---------------------------------------------------------
                                                                                               INVESTMENT DIVISIONS
                                                                          ---------------------------------------------------------
                                                                                                                          Gabelli
                                                                           Guardian       Guardian       Guardian         Capital
                                                                            Stock           Bond           Cash            Asset
                                                                          ---------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................    $     3,277     $       772    $     5,123    $        34
   Net realized gain/(loss) from sale of investments .................         (9,204)            108             --           (289)
   Reinvested realized gain distributions ............................         96,129             346             --          3,683
   Net change in unrealized appreciation/(depreciation) of investments         28,942            (954)            --            313
                                                                          -----------     -----------    -----------    -----------
   Net increase/(decrease) resulting from operations .................        119,144             272          5,123          3,741
                                                                          -----------     -----------    -----------    -----------

------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................      1,436,958          43,732        733,372         78,911
   Transfer on account of other terminations .........................           (209)             --             --             --
   Transfer of policy loans ..........................................        (10,000)             --             --             --
   Transfer of cost of insurance and policy fees -- Note 3 ...........       (192,811)         (5,140)       (66,868)        (9,285)
   Transfer between investment divisions .............................        (83,905)        (11,601)      (125,550)           485
   Transfers -- other ................................................         (5,786)            (60)           204            582
                                                                          -----------     -----------    -----------    -----------
   Net increase/(decrease) from policy transactions ..................      1,144,247          26,931        541,158         70,693
                                                                          -----------     -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................      1,263,391          27,203        546,281         74,434
   Net Assets at December 31, 1997 ...................................             --              --             --             --
                                                                          -----------     -----------    -----------    -----------
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................    $ 1,263,391     $    27,203    $   546,281    $    74,434
------------------------------------------------------------------------------------------------------------------------------------
                                                                          ===========     ===========    ===========    ===========

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................    $   (13,110)    $     4,379    $    16,008    $    (1,162)
   Net realized gain/(loss) from sale of investments .................         83,399            (968)            --          8,574
   Reinvested realized gain distributions ............................        643,844             217             --         23,440
   Change in unrealized appreciation/(depreciation) of investments ...        343,343          (4,543)            --         (5,366)
                                                                          -----------     -----------    -----------    -----------
   Net increase/(decrease) resulting from operations .................      1,057,476            (915)        16,008         25,486
                                                                          -----------     -----------    -----------    -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................      3,508,724         149,934      1,429,632        223,295
   Transfer on account of other terminations .........................        (15,032)           (218)            --         (2,706)
   Transfer of policy loans ..........................................         (5,097)             --             --             --
   Transfer of cost of insurance and policy fees -- Note 3 ...........       (795,328)        (15,974)      (109,372)       (44,004)
   Transfer between investment divisions .............................        238,234         (64,902)    (1,244,315)         9,896
   Transfers -- other ................................................          8,178            (356)        (2,341)           732
                                                                          -----------     -----------    -----------    -----------
   Net increase/(decrease) from policy transactions ..................      2,939,679          68,484         73,604        187,213
                                                                          -----------     -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................      3,997,155          67,569         89,612        212,699
   Net Assets at December 31, 1998 ...................................      1,263,391          27,203        546,281         74,434
                                                                          -----------     -----------    -----------    -----------
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 -- Note 4 .........................    $ 5,260,546     $    94,772    $   635,893    $   287,133
------------------------------------------------------------------------------------------------------------------------------------
                                                                          ===========     ===========    ===========    ===========

                                                                            --------------------------------------------
                                                                                         INVESTMENT DIVISIONS
                                                                            --------------------------------------------
                                                                                                Baillie
                                                                              Baillie          Gifford         Guardian
                                                                              Gifford          Emerging       Small Cap
                                                                            International      Markets          Stock
                                                                            --------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................       $        27     $        (8)    $      (315)
   Net realized gain/(loss) from sale of investments .................               873             (14)        (10,314)
   Reinvested realized gain distributions ............................             2,197              --             310
   Net change in unrealized appreciation/(depreciation) of investments               673              31           6,550
                                                                             -----------     -----------     -----------
   Net increase/(decrease) resulting from operations .................             3,770               9          (3,769)
                                                                             -----------     -----------     -----------

------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................            52,569           1,770         136,122
   Transfer on account of other terminations .........................                --              --             (75)
   Transfer of policy loans ..........................................                --              --              --
   Transfer of cost of insurance and policy fees -- Note 3 ...........            (7,591)           (287)        (28,776)
   Transfer between investment divisions .............................             3,203           1,639          13,651
   Transfers -- other ................................................              (237)             (8)           (978)
                                                                             -----------     -----------     -----------
   Net increase/(decrease) from policy transactions ..................            47,944           3,114         119,944
                                                                             -----------     -----------     -----------
Total Increase/(Decrease) in Net Assets ..............................            51,714           3,123         116,175
   Net Assets at December 31, 1997 ...................................                --              --              --
                                                                             -----------     -----------     -----------
---------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................       $    51,714     $     3,123     $   116,175
---------------------------------------------------------------------------------------------------------------------------
                                                                             ===========     ===========     ===========

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................       $      (800)    $      (149)    $    (1,785)
   Net realized gain/(loss) from sale of investments .................             3,333           1,551           5,236
   Reinvested realized gain distributions ............................            24,062              --              --
   Change in unrealized appreciation/(depreciation) of investments ...            60,408           6,392          64,873
                                                                             -----------     -----------     -----------
   Net increase/(decrease) resulting from operations .................            87,003           7,794          68,324
                                                                             -----------     -----------     -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................           260,696          16,035         171,897
   Transfer on account of other terminations .........................              (445)            (60)         (1,204)
   Transfer of policy loans ..........................................                --              --              --
   Transfer of cost of insurance and policy fees -- Note 3 ...........           (50,164)         (3,999)        (51,238)
   Transfer between investment divisions .............................            18,717              86         (51,809)
   Transfers -- other ................................................             1,469             393             324
                                                                             -----------     -----------     -----------
   Net increase/(decrease) from policy transactions ..................           230,273          12,455          67,970
                                                                             -----------     -----------     -----------
Total Increase/(Decrease) in Net Assets ..............................           317,276          20,249         136,294
   Net Assets at December 31, 1998 ...................................            51,714           3,123         116,175
                                                                             -----------     -----------     -----------
---------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 -- Note 4 .........................       $   368,990     $    23,372     $   252,469
---------------------------------------------------------------------------------------------------------------------------
                                                                             ===========     ===========     ===========

                                                                                -------------------------------------------
                                                                                            INVESTMENT DIVISIONS
                                                                                -------------------------------------------
                                                                                                Value Line
                                                                                                Strategic
                                                                                Value Line        Asset         MFS Growth
                                                                                 Centurion      Management     with Income
                                                                                -------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................          $       (86)    $       (51)    $      (129)
   Net realized gain/(loss) from sale of investments .................                1,739           3,383             776
   Reinvested realized gain distributions ............................                   24             252              --
   Net change in unrealized appreciation/(depreciation) of investments                7,047           8,681           5,797
                                                                                -----------     -----------     -----------
   Net increase/(decrease) resulting from operations .................                8,724          12,265           6,444
                                                                                -----------     -----------     -----------

------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................               50,783         127,748          82,155
   Transfer on account of other terminations .........................                   --              --            (160)
   Transfer of policy loans ..........................................                   --              --              --
   Transfer of cost of insurance and policy fees -- Note 3 ...........               (6,570)        (12,956)        (11,738)
   Transfer between investment divisions .............................                8,525          12,142          15,099
   Transfers -- other ................................................                  636             576             390
                                                                                -----------     -----------     -----------
   Net increase/(decrease) from policy transactions ..................               53,374         127,510          85,746
                                                                                -----------     -----------     -----------
Total Increase/(Decrease) in Net Assets ..............................               62,098         139,775          92,190
   Net Assets at December 31, 1997 ...................................                   --              --              --
                                                                                -----------     -----------     -----------
---------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................          $    62,098     $   139,775     $    92,190
---------------------------------------------------------------------------------------------------------------------------
                                                                                ===========     ===========     ===========

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................          $    (1,401)    $      (133)    $    (1,737)
   Net realized gain/(loss) from sale of investments .................                7,366          11,855           6,419
   Reinvested realized gain distributions ............................               10,812          17,574             829
   Change in unrealized appreciation/(depreciation) of investments ...               53,512          67,484          16,112
                                                                                -----------     -----------     -----------
   Net increase/(decrease) resulting from operations .................               70,289          96,780          21,623
                                                                                -----------     -----------     -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................              346,483         653,118         337,239
   Transfer on account of other terminations .........................                 (114)         (1,006)         (1,117)
   Transfer of policy loans ..........................................                   --              --              --
   Transfer of cost of insurance and policy fees -- Note 3 ...........              (64,283)       (101,528)        (85,058)
   Transfer between investment divisions .............................               71,591         119,679          48,057
   Transfers -- other ................................................                 (821)         (2,280)          2,983
                                                                                -----------     -----------     -----------
   Net increase/(decrease) from policy transactions ..................              352,856         667,983         302,104
                                                                                -----------     -----------     -----------
Total Increase/(Decrease) in Net Assets ..............................              423,145         764,763         323,727
   Net Assets at December 31, 1998 ...................................               62,098         139,775          92,190
                                                                                -----------     -----------     -----------
---------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 -- Note 4 .........................          $   485,243     $   904,538     $   415,917
---------------------------------------------------------------------------------------------------------------------------
                                                                                ===========     ===========     ===========

                        See notes to financial statements

--------------------------------------------------------------------------------


                                     44 & 45

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1998 and 1999

                                                              -----------------------------------------------------------
                                                                                    INVESTMENT DIVISIONS
                                                              -----------------------------------------------------------
                                                                  MFS                                           American
                                                                Emerging          MFS            MFS           Century VP
                                                                 Growth       Total Return       Bond            Value
                                                              -----------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) .......................    $       (29)    $       (12)    $        --     $       (24)
   Net realized gain/(loss) from sale of investments .....            (28)             38              --              26
   Reinvested realized gain distributions ................             --              --              --              --
   Net change in unrealized appreciation/(depreciation)
     of investments ......................................          2,604             350              --              83
                                                              -----------     -----------     -----------     -----------
   Net increase/(decrease) resulting from operations .....          2,547             376              --              85
                                                              -----------     -----------     -----------     -----------

------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ..........................         45,426           9,837              45          10,883
   Transfer on account of other terminations .............             --              --              --              --
   Transfer of policy loans ..............................             --              --              --              --
   Transfer of cost of insurance and policy fees -- Note 3         (2,806)         (1,099)            (32)           (997)
   Transfer between investment divisions .................          1,639              --              --           4,899
   Transfers -- other ....................................            249               7              --             324
                                                              -----------     -----------     -----------     -----------
   Net increase/(decrease) from policy transactions ......         44,508           8,745              13          15,109
                                                              -----------     -----------     -----------     -----------
Total Increase/(Decrease) in Net Assets ..................         47,055           9,121              13          15,194
   Net Assets at December 31, 1997 .......................             --              --              --              --
                                                              -----------     -----------     -----------     -----------
-------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 .......................    $    47,055     $     9,121     $        13     $    15,194
-------------------------------------------------------------------------------------------------------------------------
                                                              ===========     ===========     ===========     ===========

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) .......................    $    (1,922)    $       113     $        28     $       (23)
   Net realized gain/(loss) from sale of investments .....          5,800             196             (41)           (796)
   Reinvested realized gain distributions ................             --             785               3           1,495
   Change in unrealized appreciation/(depreciation
     of investments ......................................        135,482            (443)            (50)         (2,249)
                                                              -----------     -----------     -----------     -----------
   Net increase/(decrease) resulting from operations .....        139,360             651             (60)         (1,573)
                                                              -----------     -----------     -----------     -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ..........................        248,229          66,482           3,396          23,819
   Transfer on account of other terminations .............             --              --              --              --
   Transfer of policy loans ..............................             --              --              --              --
   Transfer of cost of insurance and policy fees -- Note 3        (41,283)         (7,778)         (1,499)         (7,567)
   Transfer between investment divisions .................         77,623          13,268           1,471            (119)
   Transfers -- other ....................................          3,380             261              (1)            227
                                                              -----------     -----------     -----------     -----------
   Net increase/(decrease) from policy transactions ......        287,949          72,233           3,367          16,360
                                                              -----------     -----------     -----------     -----------
Total Increase/(Decrease) in Net Assets ..................        427,309          72,884           3,307          14,787
   Net Assets at December 31, 1998 .......................         47,055           9,121              13          15,194
                                                              -----------     -----------     -----------     -----------
-------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 -- Note 4 .............    $   474,364     $    82,005     $     3,320     $    29,981
-------------------------------------------------------------------------------------------------------------------------
                                                              ===========     ===========     ===========     ===========

                                                              ------------------------------------------------------------
                                                                                   INVESTMENT DIVISIONS
                                                              ------------------------------------------------------------
                                                                                Fidelity
                                                                American        VIP III         Fidelity         Fidelity
                                                               Century VP        Growth        VIP Equity-       VIP High
                                                              International   Opportunities      Income           Income
                                                              ------------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) .......................     $       (11)    $       (54)    $       (24)    $       (15)
   Net realized gain/(loss) from sale of investments .....              13              71             (41)            (34)
   Reinvested realized gain distributions ................              --              --              --              --
   Net change in unrealized appreciation/(depreciation)
     of investments ......................................             554           2,712           1,073              94
                                                               -----------     -----------     -----------     -----------
   Net increase/(decrease) resulting from operations .....             556           2,729           1,008              45
                                                               -----------     -----------     -----------     -----------

------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ..........................          40,265          35,356          22,483           4,695
   Transfer on account of other terminations .............              --              --              --              --
   Transfer of policy loans ..............................              --              --              --              --
   Transfer of cost of insurance and policy fees -- Note 3          (1,071)         (7,278)         (4,679)           (396)
   Transfer between investment divisions .................              --              --             (37)             --
   Transfers -- other ....................................              27             168              90               3
                                                               -----------     -----------     -----------     -----------
   Net increase/(decrease) from policy transactions ......          39,221          28,246          17,857           4,302
                                                               -----------     -----------     -----------     -----------
Total Increase/(Decrease) in Net Assets ..................          39,777          30,975          18,865           4,347
   Net Assets at December 31, 1997 .......................              --              --              --              --
                                                               -----------     -----------     -----------     -----------
------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 .......................     $    39,777     $    30,975     $    18,865     $     4,347
------------------------------------------------------------------------------------------------------------------------------
                                                               ===========     ===========     ===========     ===========

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) .......................     $      (759)    $      (901)    $       (97)    $       171
   Net realized gain/(loss) from sale of investments .....           1,299           2,491           1,218             (60)
   Reinvested realized gain distributions ................              --             988             853              15
   Change in unrealized appreciation/(depreciation
     of investments ......................................          42,012           4,979            (957)            706
                                                               -----------     -----------     -----------     -----------
   Net increase/(decrease) resulting from operations .....          42,552           7,557           1,017             832
                                                               -----------     -----------     -----------     -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ..........................          51,005         388,558         105,932          39,098
   Transfer on account of other terminations .............              --          (1,265)             --              --
   Transfer of policy loans ..............................              --              --              --              --
   Transfer of cost of insurance and policy fees -- Note 3         (11,422)        (65,770)        (18,791)         (5,830)
   Transfer between investment divisions .................          29,683          17,609          13,828          14,144
   Transfers -- other ....................................           1,184           1,141            (157)            348
                                                               -----------     -----------     -----------     -----------
   Net increase/(decrease) from policy transactions ......          70,450         340,273         100,812          47,760
                                                               -----------     -----------     -----------     -----------
Total Increase/(Decrease) in Net Assets ..................         113,002         347,830         101,829          48,592
   Net Assets at December 31, 1998 .......................          39,777          30,975          18,865           4,347
                                                               -----------     -----------     -----------     -----------
------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 -- Note 4 .............     $   152,779     $   378,805     $   120,694     $    52,939
------------------------------------------------------------------------------------------------------------------------------
                                                               ===========     ===========     ===========     ===========

                                                                 -------------------------------------------
                                                                            INVESTMENT DIVISIONS
                                                                 -------------------------------------------
                                                                  Fidelity        AIM V.I.
                                                                   VIP II          Capital        AIM V.I.
                                                                  Index 500      Appreciation       Value
                                                                 -------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) .......................       $      (225)    $         5     $       136
   Net realized gain/(loss) from sale of investments .....               863             414             769
   Reinvested realized gain distributions ................                --             697           1,946
   Net change in unrealized appreciation/(depreciation)
     of investments ......................................            12,566           2,679           4,002
                                                                 -----------     -----------     -----------
   Net increase/(decrease) resulting from operations .....            13,204           3,795           6,853
                                                                 -----------     -----------     -----------

------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ..........................           117,173          43,683          57,521
   Transfer on account of other terminations .............               (64)             --              --
   Transfer of policy loans ..............................                --              --              --
   Transfer of cost of insurance and policy fees -- Note 3           (14,226)         (1,644)         (6,161)
   Transfer between investment divisions .................            45,095           8,524           8,524
   Transfers -- other ....................................             3,862             (33)           (124)
                                                                 -----------     -----------     -----------
   Net increase/(decrease) from policy transactions ......           151,840          50,530          59,760
                                                                 -----------     -----------     -----------
Total Increase/(Decrease) in Net Assets ..................           165,044          54,325          66,613
   Net Assets at December 31, 1997 .......................                --              --              --
                                                                 -----------     -----------     -----------
------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 .......................       $   165,044     $    54,325     $    66,613
------------------------------------------------------------------------------------------------------------
                                                                 ===========     ===========     ===========

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) .......................       $    (6,410)    $      (865)    $      (685)
   Net realized gain/(loss) from sale of investments .....            19,823           2,298          12,426
   Reinvested realized gain distributions ................             1,168           2,732           9,250
   Change in unrealized appreciation/(depreciation
     of investments ......................................           153,470          34,478          78,409
                                                                 -----------     -----------     -----------
   Net increase/(decrease) resulting from operations .....           168,051          38,643          99,400
                                                                 -----------     -----------     -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ..........................         1,100,448          46,237         542,294
   Transfer on account of other terminations .............            (2,384)             --              --
   Transfer of policy loans ..............................                --              --              --
   Transfer of cost of insurance and policy fees -- Note 3          (249,134)        (14,664)        (74,573)
   Transfer between investment divisions .................           522,634          13,550         151,091
   Transfers -- other ....................................             7,043            (220)         (2,660)
                                                                 -----------     -----------     -----------
   Net increase/(decrease) from policy transactions ......         1,378,607          44,903         616,152
                                                                 -----------     -----------     -----------
Total Increase/(Decrease) in Net Assets ..................         1,546,658          83,546         715,552
   Net Assets at December 31, 1998 .......................           165,044          54,325          66,613
                                                                 -----------     -----------     -----------
------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 -- Note 4 .............       $ 1,711,702     $   137,871     $   782,165
------------------------------------------------------------------------------------------------------------
                                                                 ===========     ===========     ===========

                        See notes to financial statements

--------------------------------------------------------------------------------


                                     46 & 47

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account M (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on January 29, 1998 and commenced operations on February 6, 1998. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the flexible premium variable universal life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account.

      The Account currently comprises twenty one investment divisions which invest in shares of the following mutual funds: The Guardian Stock Fund (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund, Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust, MFS Growth with Income Series, MFS Emerging Growth Series, MFS Total Return Series, MFS Bond Series, American Century VP Value Fund, American Century VP International Fund, Fidelity VIP III Growth Opportunities Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP II Index 500 Portfolio, AIM V.I. Capital Appreciation Fund, and AIM V.I. Value Fund (collectively, the Funds and individually, a Fund). However, a policyowner may only invest in up to seven investment divisions, including the FRO.

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF and BGEMF are managed by Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds from the sale of flexible premium variable universal life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds at the net asset value of each Fund's shares. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

---------------------------------------------------------------
Note 3 -- Administrative and Mortality and Expense Risk Charges
---------------------------------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge from the net assets of the policyowner's account which, on an annual basis, is equal to a rate of
 .90% of the policy account value. This charge is reduced to .60% of the policy account value after the twentieth policy anniversary. For the year ended December 31, 1999 mortality and expense risk deductions amounted to $62,784.

      Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

      a) a monthly charge for the cost of life insurance, based on the face value of the policyowner's insurance inforce, as compensation for the anticipated cost of paying death benefits. For the years ended December 31, 1999 and December 31, 1998, deductions for cost of life insurance amounted to $968,350 and $214,586, respectively.

      b) policy and administrative fees which vary with the face amount, age of the insured or the duration of the con tract. For the years ended December 31, 1999 and December 31, 1998, these fees amounted to $850,909 and $191,687, respectively.

      c) an annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction. The annual state premium tax charge for the year ended December 31, 1999 was $892,074.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

---------------------------------------
Note 4 -- Net Assets, December 31, 1999
---------------------------------------

      At December 31, 1999, net assets of the Account were as follows:

      Accumulation of
        Variable Universal Life Insurance
        Policyowners' Accounts                 $ 5,980,658
      Owned by GIAC                              6,674,839
                                               -----------
                                               $12,655,497
                                               ===========

      The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

-----------------------------
Note 5 -- Purchases and Sales
-----------------------------

            During the years ended December 31, 1999 and December 31, 1998, purchases and sales of shares of the Funds were as follows:

                                                      Purchases        Purchases          Sales            Sales
                                                     December 31,     December 31,     December 31,     December 31,
                                                         1999             1998            1999             1998
                                                     ------------     ------------     ------------     ------------
The Guardian Stock Fund .......................      $ 4,416,713      $ 1,545,772      $   823,321      $   299,129
The Guardian Bond Fund, Inc. ..................          158,341           65,669           84,592           37,580
The Guardian Cash Fund, Inc. ..................        1,882,963          848,249        1,789,376          300,783
Gabelli Capital Asset Fund ....................          278,403           78,882           67,462            4,384
Baillie Gifford International Fund ............          302,225           67,965           46,907           17,724
Baillie Gifford Emerging Markets Fund .........           25,459            3,420           13,003              306
The Guardian Small Cap Stock Fund .............          171,947          150,394          103,648           30,044
Value Line Centurion Fund, Inc. ...............          404,237           81,511           40,167           28,112
Value Line Strategic Asset Management Trust ...          785,612          193,630           96,648           65,780
MFS Growth with Income Series .................          375,074           99,728           71,450           13,982
MFS Emerging Growth Series ....................          309,251           48,857           21,302            4,349
MFS Total Return Series .......................           80,865            9,451            7,423              706
MFS Bond Series ...............................            5,004               23            1,585               11
American Century VP Value Fund ................           29,132           15,897           11,119              788
American Century VP International Fund ........           86,234           40,356           15,784            1,135
Fidelity VIP III Growth Opportunities Portfolio          384,338           30,623           42,549            2,376
Fidelity VIP Equity-Income Portfolio ..........          117,810           19,924           15,758            2,067
Fidelity VIP High Income Portfolio ............           52,383            4,638            4,190              336
Fidelity VIP II Index 500 Portfolio ...........        1,498,930          174,718          117,434           22,878
AIM V.I. Capital Appreciation Fund ............           63,123           60,558           15,399            9,292
AIM V.I. Value Fund ...........................          699,989           72,356           72,817           10,430
                                                     -----------      -----------      -----------      -----------
  Total .......................................      $12,128,033      $ 3,612,621      $ 3,461,934      $   852,192
                                                     ===========      ===========      ===========      ===========

      In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contract Owners of The Guardian Separate Account M,
"Park Avenue Variable Universal Life"

      In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management, MFS Growth with Income, MFS Emerging Growth, MFS Total Return, MFS Bond, American Century VP Value, American Century VP International, Fidelity VIP III Growth Opportunities, Fidelity VIP Equity-Income, Fidelity VIP High Income, Fidelity VIP II Index 500, AIM V.I. Capital Appreciation and AIM V.I. Value investment divisions (constituting The Guardian Separate Account M, "Park Avenue Variable Universal Life") at December 31, 1999, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1999 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

New York, New York
February 20, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 96.0%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Appliance and Furniture -- 0.2%
   152,600  Whirlpool Corp.*                                        $  9,928,538
                                                                    ------------
Automotive -- 0.4%
   304,500    Ford Motor Co.                                          16,271,719
                                                                    ------------
Biotechnology -- 2.3%
    59,600  Affymetrix, Inc.*                                         10,113,375
   482,000  Amgen, Inc.*                                              28,950,125
   170,000  Biogen, Inc.*                                             14,365,000
   285,800  Enzon, Inc.*                                              12,396,575
    86,100  MedImmune, Inc.*                                          14,281,837
    68,300  Millenium Pharmaceuticals*                                 8,332,600
    65,500  Sepracor, Inc.*                                            6,496,781
                                                                    ------------
                                                                      94,936,293
                                                                    ------------
Broadcasting -- 4.8%
   212,400  Adelphia Comm. Corp.*                                     13,938,750
   164,000  AMFM, Inc.*                                               12,833,000
   625,400  CBS Corp.*                                                39,986,513
   424,400  Charter Comm., Inc.*                                       9,283,750
   190,000  Clear Channel Comm., Inc.*                                16,957,500
   330,000  Comcast Corp.*                                            16,685,625
   238,700  Cox Comm., Inc.*                                          12,293,050
    88,000  Cumulus Media, Inc.*                                       4,466,000
   739,200  Infinity Broadcasting Corp.*                              26,749,800
   269,900  Insight Comm., Inc.*                                       7,995,787
   470,400  MediaOne Group, Inc.*                                     36,132,600
    32,200  RealNetworks, Inc.*                                        3,874,063
                                                                    ------------
                                                                     201,196,438
                                                                    ------------
Building Materials and Homebuilders -- 0.1%
   146,200  Crossman Communities, Inc.*                                2,266,100
   280,300  Johns Manville Corp.                                       3,924,200
                                                                    ------------
                                                                       6,190,300
                                                                    ------------
Capital Goods-Miscellaneous Technology -- 3.0%
    79,200  CMGI, Inc.*                                               21,928,500
    61,200  CNET, Inc.*                                                3,473,100
   233,800  Critical Path, Inc.*                                      22,064,875
    83,400  Doubleclick, Inc.*                                        21,105,413
   161,200  E Bay, Inc.*                                              20,180,225
   129,800  Internet Capital Group, Inc.*                             22,066,000
    82,800  VerticalNet, Inc.*                                        13,579,200
                                                                    ------------
                                                                     124,397,313
                                                                    ------------
Computer Software -- 12.8%
   227,800  Adobe Systems, Inc.                                       15,319,550
    57,200  Advent Software, Inc.*                                     3,685,825
    37,300  Agile Software Corp.*                                      8,102,842
    62,400  Ariba, Inc.*                                              11,068,200
   173,400  Bea Systems, Inc.*                                        12,127,162
   106,400  Broadvision, Inc.*                                        18,094,650
    79,600  Citrix Systems, Inc.*                                      9,790,800
    69,500  Commerce One, Inc.*                                       13,656,750
    62,900  Cybersource Corp.*                                         3,255,075
   135,200  Inktomi Corp.*                                            11,999,000
    51,800  Legato Systems, Inc.*                                      3,564,488
   100,200  Mercury Interactive Corp.*                                10,815,338
    55,300  Micromuse, Inc.*                                           9,401,000
 1,982,100  Microsoft Corp.*                                         231,410,175
   537,500  Oracle Corp.*                                             60,233,594
   459,500  Saga Systems, Inc.*                                        9,161,281
   233,000  Siebel Systems, Inc.*                                     19,572,000
   601,000  Sybase, Inc.*                                             10,217,000
   154,300  Symantec Corp.*                                            9,045,838
   129,500  TSI Int'l. Software Ltd.*                                  7,332,937
    86,400  VeriSign, Inc.*                                           16,497,000
    46,800  Veritas Software Corp.*                                    6,698,250
   276,300  Visio Corp.*                                              13,124,250
  82,000    Vitria Technology, Inc.*                                  19,188,000
                                                                    ------------
                                                                     533,361,005
                                                                    ------------
Computer Systems -- 6.6%
   164,000  Apple Computer, Inc.*                                     16,861,250
   210,500  Cabletron Systems, Inc.*                                   5,473,000
   392,700  Dell Computer Corp.*                                      20,027,700
   583,800  EMC Corp.*                                                63,780,150
   145,200  Hewlett Packard Co.                                       16,543,725
   796,800  Int'l. Business Machines                                  86,054,400
   206,000  Solectron Corp.*                                          19,595,750
   610,200  Sun Microsystems, Inc.*                                   47,252,363
                                                                    ------------
                                                                     275,588,338
                                                                    ------------
Drugs and Hospitals -- 4.2%
   143,500  Andrx Corp.*                                               6,071,844
   735,600  Bristol-Myers Squibb Corp.                                47,216,325
   152,400  Idec Pharmaceuticals Corp.*                               14,973,300
   171,000  Johnson & Johnson                                         15,924,375
   364,800  Merck & Co., Inc.                                         24,464,400
   672,600  Pfizer, Inc.                                              21,817,462
   531,800  Schering-Plough Corp.                                     22,435,313
   263,000  Warner-Lambert Co.                                        21,549,562
                                                                    ------------
                                                                     174,452,581
                                                                    ------------
Electrical Equipment -- 2.1%
    73,400  DII Group, Inc.*                                           5,209,106
    92,800  Flextronics Int'l. Ltd.*                                   4,268,800
   495,600  General Electric Co.                                      76,694,100
                                                                    ------------
                                                                      86,172,006
                                                                    ------------
Electronics and Instruments -- 0.3%
    53,800  Jabil Circuit, Inc.*                                       3,927,400
   104,300  Power Integrations, Inc.*                                  4,999,881
    34,200  Sanmina Corp.*                                             3,415,725
                                                                    ------------
                                                                      12,343,006
                                                                    ------------
Electronics-Semiconductors -- 4.8%
   190,000  Analog Devices, Inc.*                                     17,670,000
   357,600  Atmel Corp.*                                              10,571,550
   125,100  AVX Corp.*                                                 6,247,181

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
    72,200  Epcos AG*                                              $   5,392,437
   240,200  Integrated Device Technology, Inc.*                        6,965,800
 1,250,300  Intel Corp.                                              102,915,319
   258,900  Int'l. Rectifier Corp.*                                    6,731,400
   137,100  Lattice Semiconductor Corp.*                               6,460,838
   457,100  LSI Logic Corp.*                                          30,854,250
   104,700  Microchip Technology, Inc.*                                7,165,406
                                                                   -------------
                                                                     200,974,181
                                                                   -------------
Entertainment and Leisure -- 1.0%
   557,900  Blockbuster, Inc.                                          7,461,913
   234,200  Time Warner, Inc.                                         16,964,862
   316,000  Viacom, Inc.*                                             19,098,250
                                                                   -------------
                                                                      43,525,025
                                                                   -------------
Financial-Banks -- 2.8%
   156,700  Chase Manhattan Corp.                                     12,173,631
 1,221,500  Citigroup, Inc.                                           67,869,594
   140,000  Fifth Third Bancorp                                       10,272,500
   393,100  Firstar Corp.                                              8,304,237
   206,300  FleetBoston Financial Corp.                                7,181,819
     6,125  M & T Bank Corp.                                           2,537,281
   155,800  North Fork Bancorp                                         2,726,500
   247,332  Premier National Bancorp, Inc.                             4,560,184
    23,000  U.S. Trust Corp.                                           1,844,313
                                                                   -------------
                                                                     117,470,059
                                                                   -------------
Financial-Other -- 4.0%
   294,400  American Express Co.                                      48,944,000
    41,300  Dain Rauscher Corp.                                        1,920,450
    29,100  Goldman Sachs Group, Inc.                                  2,740,856
   148,700  Jefferies Group, Inc.                                      3,271,400
    87,332  Legg Mason, Inc.                                           3,165,785
   425,500  Lehman Brothers Hldgs., Inc.                              36,034,531
   124,000  Merrill Lynch & Co., Inc.                                 10,354,000
   112,800  J. P. Morgan & Co., Inc.                                  14,283,300
   264,900  Morgan Stanley Dean Witter & Co.                          37,814,475
   281,100  Charles Schwab Corp.                                      10,787,212
                                                                   -------------
                                                                     169,316,009
                                                                   -------------
Financial-Thrift -- 0.4%
   833,140  Charter One Financial, Inc.                               15,933,803
   133,400  Commercial Federal Corp.                                   2,376,188
                                                                   -------------
                                                                      18,309,991
                                                                   -------------
Food, Beverage and Tobacco -- 0.2%
   109,300  Anheuser-Busch Cos., Inc.                                  7,746,638
                                                                   -------------
Household Products -- 0.7%
   256,300  Church & Dwight, Inc.                                      6,840,006
   326,800  Kimberly-Clark Corp.                                      21,323,700
                                                                   -------------
                                                                      28,163,706
                                                                   -------------
Insurance -- 0.0%
    56,000  State Auto Financial Corp.                                   511,000
                                                                   -------------
Merchandising-Department Stores -- 2.1%
   139,100  Dayton Hudson Corp.                                       10,215,156
 1,142,000  Wal-Mart Stores, Inc.                                     78,940,750
                                                                   -------------
                                                                      89,155,906
                                                                   -------------
Merchandising-Special -- 3.0%
    63,000  Amazon.com, Inc.*                                          4,795,875
   247,800  Best Buy, Inc.*                                           12,436,463
   344,900  BJ's Wholesale Club, Inc.*                                12,588,850
   140,000  Costco Wholesale Corp.*                                   12,775,000
   630,000  Home Depot, Inc.                                          43,194,375
   312,000  Starbucks Corp.*                                           7,566,000
   500,000  Tandy Corp.                                               24,593,750
   120,900  Zale Corp.*                                                5,848,537
                                                                   -------------
                                                                     123,798,850
                                                                   -------------
Miscellaneous-Consumer Growth Cyclical -- 0.6%
   101,200  Go2Net, Inc.*                                              8,804,400
    76,000  Sapient Corp.*                                            10,711,250
    56,000  Viant Corp.*                                               5,544,000
                                                                   -------------
                                                                      25,059,650
                                                                   -------------
Miscellaneous-Consumer Growth Staples -- 1.5%
   161,900  Interpublic Group Cos., Inc.*                              9,339,606
   191,300  Intuit, Inc.*                                             11,466,044
   170,700  Lamar Advertising Co.*                                    10,338,019
   510,000  Valassis Comm., Inc.*                                     21,547,500
   153,000  Young & Rubicam, Inc.                                     10,824,750
                                                                   -------------
                                                                      63,515,919
                                                                   -------------
Oil and Gas Producing -- 1.2%
   207,200  Anadarko Petroleum Corp.                                   7,070,700
   233,600  Apache Corp.                                               8,628,600
   143,300  Devon Energy Corp.                                         4,710,987
   284,200  Newfield Exploration Co.*                                  7,602,350
   465,400  Talisman Energy, Inc*                                     11,984,050
   152,100  Vastar Resources, Inc.                                     8,973,900
                                                                   -------------
                                                                      48,970,587
                                                                   -------------
Oil and Gas Services -- 1.3%
   210,900  B.J. Svcs. Co.*                                            8,818,256
   186,400  Cooper Cameron Corp.*                                      9,121,950
   312,500  Halliburton Co.                                           12,578,125
   304,200  Noble Drilling Corp.*                                      9,962,550
   203,900  Schlumberger Ltd.                                         11,469,375
    39,475  Transocean Sedco Forex, Inc.                               1,329,815
                                                                   -------------
                                                                      53,280,071
                                                                   -------------
Oil-Integrated-Domestic -- 0.2%
   417,500  Conoco, Inc.                                              10,385,313
                                                                   -------------
Oil-Integrated-International -- 2.3%
   230,000  Chevron Corp.                                             19,923,750
   222,800  Exxon Mobil Corp.                                         17,949,325
   459,400  Royal Dutch Petroleum Co.*                                27,764,987
   540,700  Texaco, Inc.                                              29,366,769
                                                                   -------------
                                                                      95,004,831
                                                                   -------------
                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
Paper and Forest Products -- 1.5%
   424,700  Abitibi-Consolidated, Inc.                              $  5,043,312
    94,200  Bowater, Inc.                                              5,116,238
   136,300  Champion Int'l. Corp.                                      8,442,081
   183,800  Georgia-Pacific Group                                      9,327,850
   341,100  Int'l. Paper Co.                                          19,250,831
   195,900  Mead Corp.                                                 8,509,406
   342,200  Smurfit-Stone Container Corp.*                             8,383,900
                                                                    ------------
                                                                      64,073,618
                                                                    ------------
Photography -- 0.4%
   242,200  Eastman Kodak Co.*                                        16,045,750
                                                                    ------------
Semiconductors -- 2.9%
   252,200  Adaptec, Inc.*                                            12,578,475
   672,000  Advanced Micro Devices, Inc.*                             19,446,000
   152,200  Kemet Corp.*                                               6,858,512
   623,300  Micron Technology, Inc.*                                  48,461,575
   361,500  National Semiconductor Corp.*                             15,476,719
   181,900  Sawtek, Inc.*                                             12,107,719
   193,300  Vishay Intertechnology, Inc.*                              6,113,113
                                                                    ------------
                                                                     121,042,113
                                                                    ------------
Semiconductors-Communications -- 4.8%
   195,700  Altera Corp.*                                              9,699,381
   152,000  Applied Micro Circuits Corp.*                             19,342,000
    92,700  Conexant Systems, Inc.*                                    6,152,963
   359,300  Cypress Semiconductor Corp.*                              11,632,337
    87,300  DSP Group, Inc.*                                           8,118,900
    80,100  Linear Technology Corp.*                                   5,732,156
    53,900  Micrel, Inc.*                                              3,068,931
    91,400  PMC Sierra, Inc.*                                         14,652,563
   224,000  RF Micro Devices, Inc.*                                   15,330,000
   234,900  Semtech Corp.*                                            12,244,162
   264,000  Texas Instruments, Inc.                                   25,575,000
   114,700  Transwitch Corp.*                                          8,322,919
    82,500  Triquint Semiconductor, Inc.*                              9,178,125
   246,000  Vitesse Semiconductor Corp.*                              12,899,625
   831,600  Xilinx, Inc.*                                             37,811,812
                                                                    ------------
                                                                     199,760,874
                                                                    ------------
Semiconductors-Equipment -- 2.6%
    82,500  Agilent Technologies, Inc.*                                6,378,281
   233,900  Applied Materials, Inc.*                                  29,632,206
   286,400  Cadence Design Systems, Inc.*                              6,873,600
   109,300  Credence Systems Corp.*                                    9,454,450
   124,000  Cymer Corp.*                                               5,704,000
    99,700  DuPont Photomasks, Inc.*                                   4,810,525
   119,600  KLA-Tencor Corp.*                                         13,320,450
   104,600  Lam Resh Corp.*                                           11,669,437
   299,500  Teradyne, Inc.*                                           19,767,000
                                                                    ------------
                                                                     107,609,949
                                                                    ------------
Telecommunications -- 6.5%
   617,053  AT & T Corp.                                              31,315,440
   310,000  Bell Atlantic Corp.                                       19,084,375
   495,000  GTE Corp.                                                 34,928,437
   828,762  MCI WorldCom, Inc.*                                       43,976,184
   498,000  Nortel Networks Corp.                                     50,298,000
 1,050,484  SBC Comm., Inc.                                           51,211,095
   422,000  Sprint Corp.                                              28,405,875
   181,800  US West, Inc.                                             13,089,600
                                                                    ------------
                                                                     272,309,006
                                                                    ------------
Telecommunications-Equipment -- 7.8%
   252,800  American Tower Corp.*                                      7,726,200
    36,000  AudioCodes Ltd.*                                           3,312,000
   119,100  Ciena Corp.*                                               6,848,250
   551,000  Cisco Systems, Inc.*                                      59,025,875
   153,900  CommScope, Inc.*                                           6,204,094
   386,500  Crown Castle, Int'l.*                                     12,416,313
   105,900  E Tek Dynamics, Inc.*                                     14,256,788
    31,000  Juniper Networks, Inc.*                                   10,540,000
   675,200  Lucent Technologies, Inc.                                 50,513,400
   410,000  Motorola, Inc.                                            60,372,500
   102,600  Nokia Corp.*                                              19,494,000
    35,100  Optical Coating Lab., Inc.                                10,389,600
   102,500  Pinnacle Hldgs.*                                           4,343,437
   104,400  Proxim, Inc.*                                             11,484,000
   192,000  QUALCOMM, Inc.*                                           33,816,000
   181,200  Scientific Atlanta, Inc.                                  10,079,250
    76,100  Tellabs, Inc.*                                             4,884,669
                                                                    ------------
                                                                     325,706,376
                                                                    ------------
Telecommunications-Specialty -- 5.7%
   135,300  Advanced Fibre Comm., Inc.*                                6,046,219
   968,400  America Online, Inc.*                                     73,053,675
   393,800  Exodus Comm., Inc.*                                       34,974,362
   741,075  Global Crossing Ltd.*                                     37,053,750
   300,300  GST Telecomm., Inc.*                                       2,721,469
   141,400  Intermedia Comm., Inc.*                                    5,488,088
    78,800  Level 3 Comm., Inc.*                                       6,451,750
   105,500  Sprint PCS (FON Group)*                                   10,813,750
   154,000  Time Warner Telecom, Inc.*                                 7,690,375
    45,400  Williams Comm. Group*                                      1,313,762
    84,800  Winstar Comm., Inc.*                                       6,381,200
   104,000  Yahoo, Inc.*                                              44,999,500
                                                                    ------------
                                                                     236,987,900
                                                                    ------------
Transportation-Miscellaneous -- 0.1%
    40,900  United Parcel Svcs.                                        2,822,100
                                                                    ------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Utilities-Electric -- 0.6%
       29,800  Calpine Corp.*                                   $     1,907,200
      159,600  Energy East Corp.                                      3,321,675
      477,400  Montana Power Co.                                     17,216,238
      141,600  Potomac Electric Power Co.                             3,247,950
                                                                ---------------
                                                                     25,693,063
                                                                ---------------
Utilities-Gas and Pipeline -- 0.2%
      284,800  Keyspan Corp.                                          6,603,800
                                                                ---------------
TOTAL COMMON STOCKS
  (Cost $2,485,884,967)                                           4,008,679,822
                                                                ---------------

----------------------------
REPURCHASE AGREEMENT -- 4.5%
----------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$ 188,464,000  State Street Bank & Trust Co.
               repurchase agreement, dated
               12/31/99, maturity value $188,515,042
               at 3.25%, due 1/3/00 (1)                         $   188,464,000
                                                                ---------------

TOTAL REPURCHASE AGREEMENT
  (Cost $188,464,000)                                               188,464,000
                                                                ---------------
TOTAL INVESTMENTS -- 100.5%
  (Cost $2,674,348,967)                                           4,197,143,822

LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND OTHER
   ASSETS -- (0.5%)                                                 (22,056,760)
                                                                ---------------
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                            $ 4,175,087,062
--------------------------------------------------------------------------------
                                                                ===============

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
  Investments, at market (cost $2,674,348,967)                    $4,197,143,822
  Cash                                                                    99,034
  Dividends receivable                                                 1,530,256
  Receivable for fund shares sold                                        252,539
  Interest receivable                                                     17,014
                                                                  --------------
TOTAL ASSETS                                                       4,199,042,665
                                                                  --------------

LIABILITIES
  Payable for securities purchased                                    20,910,288
  Accrued expenses                                                     2,033,738
  Payable for fund shares redeemed                                     1,011,577
                                                                  --------------
  TOTAL LIABILITIES                                                   23,955,603
                                                                  --------------
    NET ASSETS                                                    $4,175,087,062
                                                                  ==============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $       75,636
  Additional paid-in capital                                       2,493,737,808
  Undistributed net investment income                                    241,325
  Accumulated net realized gain on investments                       158,236,901
  Net unrealized appreciation of investments                       1,522,795,392
                                                                  --------------
    NET ASSETS                                                    $4,175,087,062
                                                                  ==============

  Shares Outstanding -- $0.001 par value                              75,636,078
                                                                  --------------

NET ASSET VALUE PER SHARE                                         $        55.20
                                                                  ==============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Dividends                                                    $    28,519,376
   Interest                                                           6,828,171
   Less: Foreign tax withheld                                           (22,075)
                                                                ---------------
   Total Income                                                      35,325,472
                                                                ---------------
Expenses:
   Investment advisory fees -- Note B                                18,271,084
   Custodian fees                                                       369,188
   Printing expense                                                     210,430
   Legal fees                                                            61,999
   Registration fees                                                     27,850
   Audit fees                                                            19,232
   Directors' fees -- Note B                                             12,500
   Insurance expense                                                      9,378
   Other                                                                    700
                                                                ---------------
   Total Expenses                                                    18,982,361
                                                                ---------------
   Net Investment Income                                             16,343,111
                                                                ---------------

Realized and Unrealized Gain/(Loss)
   on Investments -- Note F
   Net realized gain on investments                                 635,478,868
   Net change in unrealized appreciation
     of investments                                                 367,759,722
                                                                ---------------
   Net Realized and Unrealized Gain
     on Investments                                               1,003,238,590
                                                                ---------------
   Net Increase in Net Assets
     from Operations                                            $ 1,019,581,701
                                                                ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year Ended December 31,
                                                                                 1999                 1998
                                                                           ---------------       ---------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                   $    16,343,111       $    32,273,803
   Net realized gain on investments                                            635,478,868           372,509,200
   Net change in unrealized appreciation of investments                        367,759,722           212,338,243
                                                                           ---------------       ---------------
     Net Increase in Net Assets from Operations                              1,019,581,701           617,121,246
                                                                           ---------------       ---------------

 Dividends and Distributions to Shareholders from:
   Net investment income                                                       (16,388,132)          (32,287,254)
   Net realized gain on investments                                           (563,140,777)         (380,510,130)
                                                                           ---------------       ---------------
     Total Dividends and Distributions to Shareholders                        (579,528,909)         (412,797,384)
                                                                           ---------------       ---------------

 From Capital Share Transactions:
   Net increase in net assets from capital share transactions -- Note G         69,838,389           238,685,174
                                                                           ---------------       ---------------
     Net Increase in Net Assets                                                509,891,181           443,009,036

 Net Assets:
   Beginning of year                                                         3,665,195,881         3,222,186,845
                                                                           ---------------       ---------------
   End of year*                                                            $ 4,175,087,062       $ 3,665,195,881
                                                                           ===============       ===============

* Includes undistributed net investment income of:                         $       241,325       $       286,405

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                 Year Ended December 31,
                                                          ------------------------------------------------------------------
                                                              1999         1998          1997          1996          1995
                                                          ------------------------------------------------------------------
Net asset value, beginning of year ...................    $    49.08    $    46.05    $    38.59    $    34.72    $    27.33
                                                          ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income ..............................          0.24          0.47          0.52          0.53          0.44
  Net realized and unrealized gain on investments ....         14.49          8.56         12.97          8.62          9.01
                                                          ----------    ----------    ----------    ----------    ----------
  Net increase from investment operations ............         14.73          9.03         13.49          9.15          9.45
                                                          ----------    ----------    ----------    ----------    ----------

Dividends and Distributions to Shareholders from:
  Net investment income ..............................         (0.24)        (0.47)        (0.52)        (0.54)        (0.44)
  Net realized gain ..................................         (8.37)        (5.53)        (5.51)        (4.74)        (1.62)
                                                          ----------    ----------    ----------    ----------    ----------
  Total dividends and distributions ..................         (8.61)        (6.00)        (6.03)        (5.28)        (2.06)
                                                          ----------    ----------    ----------    ----------    ----------
Net asset value, end of year .........................    $    55.20    $    49.08    $    46.05    $    38.59    $    34.72
                                                          ----------    ----------    ----------    ----------    ----------

Total return* ........................................         31.17%        19.86%        35.58%        26.90%        34.65%
                                                          ----------    ----------    ----------    ----------    ----------
Ratios/supplemental data:
  Net assets, end of year (000's omitted) ............    $4,175,087    $3,665,196    $3,222,187    $2,226,728    $1,615,271
  Ratio of expenses to average net assets ............          0.52%         0.52%         0.52%         0.53%         0.53%
  Ratio of net investment income to average net assets          0.45%         0.95%         1.17%         1.50%         1.39%
  Portfolio turnover rate ............................            74%           56%           51%           66%           78%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

--------------------
ASSET BACKED -- 8.5%
--------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$  2,700,000   Amresco 1997-1 M1F
                 7.42% due 3/25/27                                 $   2,644,326
   4,300,000   Arcadia Automobile Rec. Tr.
                 1999-A A5
                 6.12% due 12/15/06                                    4,171,258
   3,600,000   Contimortgage Home Equity Loan Tr.
                 1999-1 A3
                 6.17% due 5/25/21                                     3,457,260
   3,200,000   Green Tree Finl. Corp.
                 1998-4 A5
                 6.18% due 12/1/17                                     3,109,088
   3,600,000   Green Tree Finl. Corp.
                 1999-5 A3
                 6.97% due 4/1/31                                      3,567,456
   4,300,000   Peco Energy Transition Tr.
                 1999-A A6
                 6.05% due 3/1/09                                      4,016,114
   2,900,000   Pemex Finance Ltd.
                 6.125% due 11/15/03+                                  2,828,718
   3,500,000   PP & L Transition Bond Co.
                 1999-1 A4
                 6.72% due 12/26/05                                    3,458,245
   4,798,000   Premier Auto Tr. 1997-2B
                 6.53% due 12/6/03                                     4,752,131
                                                                   -------------
TOTAL ASSET BACKED
  (Cost $32,906,690)                                                  32,004,596
                                                                   -------------

----------------------------------
COMMERCIAL MORTGAGE BACKED -- 2.7%
----------------------------------

$  3,700,000   Chase Coml. Mtg. Secs. Corp.
                 1998-1 A2
                 6.56% due 5/18/08                                 $   3,506,567
   3,700,000   First Union Coml. Mtg. Tr.
                 1999-Cl A2
                 6.07% due 10/15/35                                    3,382,230
   3,474,993   TIAA Retail Com'l. Mortgage Tr.
                 1999-A
                 7.17% due 10/15/07                                    3,422,521
                                                                   -------------
TOTAL COMMERCIAL MORTGAGE BACKED
  (Cost $11,050,805)                                                  10,311,318
                                                                   -------------

------------------------
CORPORATE BONDS -- 33.4%
------------------------

Banks -- 2.9%
 $ 3,800,000   Bank of New York, Inc.
                 7.30% due 12/1/09                                   $ 3,722,959
   3,600,000   Capital One Bank
                 6.48% due 1/28/02                                     3,527,172
   3,900,000   Chase Manhattan Corp.
                 7.00% due 11/15/09                                    3,748,399
                                                                   -------------
                                                                      10,998,530
                                                                   -------------
Chemicals-Major  -- 0.9%
   3,500,000   ICI Wilmington, Inc.
                 6.75% due 9/15/02                                     3,450,023
                                                                   -------------
Energy -- 1.9%
   3,000,000   Occidental Petroleum Corp.
                 7.65% due 2/15/06                                     2,986,158
   3,900,000   Occidental Petroleum Corp.
                 8.45% due 2/15/29                                     4,047,939
                                                                   -------------
                                                                       7,034,097
                                                                   -------------
Entertainment-Cable-Media -- 5.1%
   2,500,000   Cox Comm., Inc.
                 7.875% due 8/15/09                                    2,531,880
   3,600,000   Joseph E. Seagram & Sons, Inc.
                 6.25% due 12/15/01                                    3,524,785
   3,500,000   Joseph E. Seagram & Sons, Inc.
                 6.40% due 12/15/03                                    3,371,253
   3,605,000   Joseph E. Seagram & Sons, Inc.
                 7.60% due 12/15/28                                    3,396,696
   7,300,000   Time Warner, Inc.
                 6.625% due 5/15/29                                    6,212,928
                                                                   -------------
                                                                      19,037,542
                                                                   -------------
Financial -- 3.9%
   4,500,000   Comdisco, Inc.
                 6.13% due 8/1/01                                      4,390,146
   3,500,000   Lehman Brothers Hldgs., Inc.
                 6.00% due 2/26/01                                     3,456,470
   3,600,000   Lehman Brothers Hldgs., Inc.
                 6.625% due 4/1/04                                     3,487,511
   3,500,000   Paine Webber Group, Inc.
                 6.45% due 12/1/03                                     3,356,108
                                                                   -------------
                                                                      14,690,235
                                                                   -------------
Food and Beverage -- 0.9%
   3,500,000   Aramark Svcs., Inc.
                 6.75% due 8/1/04                                      3,342,482
                                                                   -------------
Hospital-Supplies -- 0.9%
   3,500,000   Mallinckrodt, Inc.+
                 6.30% due 3/15/11                                     3,454,944
                                                                   -------------
Industrial-Pipelines -- 1.0%
   3,875,000   Williams Cos., Inc.
                 7.625% due 7/15/19                                    3,719,768
                                                                   -------------
Insurance -- 0.9%
   3,500,000   Conseco, Inc.
                 6.40% due 6/15/01                                     3,413,046
                                                                   -------------

                       See notes to financial statements.

+     Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
Merchandising-Department Stores -- 2.8%
$  3,750,000   Federated Department Stores, Inc.
                 6.125% due 9/1/01                                  $  3,673,200
   3,600,000   Saks, Inc.
                 7.00% due 7/15/04                                     3,407,022
   3,600,000   Saks, Inc.
                 7.25% due 12/1/04                                     3,427,013
                                                                    ------------
                                                                      10,507,235
                                                                    ------------
Merchandising-Discounters -- 0.9%
   3,400,000   Wal Mart Stores, Inc.
                 8.75% due 12/29/06                                    3,463,682
                                                                    ------------
Merchandising-Drugs -- 1.3%
   5,700,000   Rite Aid Corp.
                 6.70% due 12/15/01                                    4,788,000
                                                                    ------------
Merchandising-Supermarkets -- 2.8%
   3,600,000   Kroger Co.
                 6.80% due 12/15/18                                    3,138,682
   3,500,000   Fred Meyer, Inc.
                 7.45% due 3/1/08                                      3,399,784
   3,900,000   Safeway, Inc.
                 7.00% due 9/15/02                                     3,875,617
                                                                    ------------
                                                                      10,414,083
                                                                    ------------
Miscellaneous-Capital Goods -- 1.3%
   5,000,000   Ikon Capital, Inc.
                 6.73% due 6/15/01                                     4,892,965
                                                                    ------------
Railroads -- 2.6%
   3,600,000   CSX Corp.
                 7.25% due 5/1/04                                      3,564,774
   3,500,000   Union Pacific Corp.
                 5.78% due 10/15/01                                    3,423,420
   3,500,000   Union Pacific Corp.
                 6.625% due 2/1/29                                     2,956,223
                                                                    ------------
                                                                       9,944,417
                                                                    ------------
Utilities -- 2.4%
   2,500,000   Cinergy Corp.
                 6.125% due 4/15/04                                    2,348,935
   2,829,000   Marlin Water Trust/Cap.+
                 7.09% due 12/15/01                                    2,777,102
   4,000,000   Southern Union Co.
                 8.25%  due 11/15/29                                   3,997,928
                                                                    ------------
                                                                       9,123,965
                                                                    ------------
Waste Services -- 0.9%
   3,500,000   USA Waste Svcs., Inc.
                 6.125% due 7/15/01                                    3,335,248
                                                                    ------------
TOTAL CORPORATE BONDS
  (Cost $131,343,952)                                                125,610,262
                                                                    ------------

------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 1.4%
------------------------------------------

$  5,698,638   GE Capital Mortgage Svcs., Inc.
                 1996-3A7  7.00% due 3/25/26
 (Cost $5,706,406)                                                  $  5,373,828
                                                                    ------------

-------------------------------
MORTGAGE PASS-THROUGHS -- 30.5%
-------------------------------

               FHLMC
$  4,000,000     6.50%, (30 yr. TBA)(a)                             $  3,772,500
  12,100,000     7.00%, (30 yr. TBA)(a)                               11,710,525
   6,500,000     7.50%, (30 yr. TBA)(a)                                6,437,028
  15,189,910     6.50%, 2029                                          14,330,769
     670,152     7.00%, 8/1/08                                           667,063
               FNMA
   1,000,000     6.50%, (15 yr. TBA)(a)                                  970,312
  24,900,000     7.00%, (30 yr. TBA)(a)                               24,075,187
  30,950,000     7.50%, (30 yr. TBA)(a)                               30,611,469
  12,500,000     8.00%, (30 yr. TBA)(a)                               12,597,650
   4,283,022     6.50%, 11/1/28                                        4,045,058
     569,122     8.00%, 6/1/08                                           578,803
       4,886     8.25%, 1/1/09                                             5,054
     252,553     8.50%, 8/1/09                                           259,648
               GNMA
     700,000     6.50%, (15 yr. TBA)(a)                                  657,343
   4,448,037     6.50%, 2029                                           4,178,352
         689     11.50%, 7/20/00                                             694
                                                                    ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $117,242,562)                                                114,897,455
                                                                    ------------

------------------------
U.S. GOVERNMENT -- 21.7%
------------------------

               U.S. Treasury Bonds
$ 12,970,000     5.25%, 2/15/29                                     $ 10,728,628
   4,000,000     6.00%, 2/15/26                                        3,658,752
   6,500,000     6.625%, 2/15/27                                       6,437,034
   4,000,000     9.25%, 2/15/16                                        4,940,000
               U.S. Treasury Notes
  17,100,000     5.375%, 6/30/03                                      16,576,313
   2,000,000     5.50%, 1/31/03                                        1,952,500
   2,350,000     5.50%, 5/15/09                                        2,189,173
   6,000,000     5.625%, 5/15/08                                       5,643,750
   9,675,000     6.00%, 8/15/04                                        9,523,828
   6,300,000     6.00%, 8/15/09                                        6,103,125
   4,200,000     6.125%, 8/15/07                                       4,093,690
   9,875,000     6.50%, 10/15/06                                       9,847,232
                                                                    ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $83,189,142)                                                  81,694,025
                                                                    ------------
                       See notes to financial statements.

+     Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

-------------------------
COMMERCIAL PAPER -- 23.4%
-------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
Automotive -- 1.4%
$  5,300,000   General Motors Acceptance Corp.
                 5.88% due 1/19/00(a)                            $    5,284,418
                                                                 --------------
Banks -- 6.5%
   9,652,000   Dresdner US Finance
                 5.93% due 1/19/00(a)                                 9,623,382
  15,000,000   Nordenbanken North America, Inc.
                 6.05% due 1/19/00(a)                                14,954,625
                                                                 --------------
                                                                     24,578,007
                                                                 --------------
Conglomerates -- 5.7%
   6,500,000   General Electric Cap. Corp.
                 5.81% due 1/19/00(a)                                 6,481,117
  15,000,000   Invensys PLC
                 6.17% due 1/19/00(a)                                14,953,725
                                                                 --------------
                                                                     21,434,842
                                                                 --------------
Financial -- 9.8%
  13,000,000   Duke Capital Corp.
                 6.14% due 1/19/00(a)                                12,960,090
  10,000,000   Household Finl. Corp.
                 6.05% due 1/19/00(a)                                 9,969,750
  14,000,000   Morgan Stanley Dean Witter & Co.
                 6.00% due 1/19/00(a)                                13,958,000
                                                                 --------------
                                                                     36,887,840
                                                                 --------------
TOTAL COMMERCIAL PAPER
  (Cost $88,185,107)                                                 88,185,107
                                                                 --------------

----------------------------
REPURCHASE AGREEMENT -- 2.1%
----------------------------

$  7,679,000   State Street Bank & Trust Co.
               repurchase agreement,
               dated 12/31/99, maturity
               value $7,681,080 at 3.25%,
               due 1/3/00(b)                                     $    7,679,000
                                                                 --------------

TOTAL REPURCHASE AGREEMENT
  (Cost $7,679,000)                                                   7,679,000
                                                                 --------------

TOTAL INVESTMENTS -- 123.7%
  (Cost $477,303,664)                                               465,755,591

PAYABLES FOR MORTGAGE PASS-THROUGHS
  DELAYED DELIVERY
  SECURITIES(a) -- (26.5%)                                          (99,693,995)

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 2.8%                                    10,369,158
                                                                 --------------

--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                             $  376,430,754
--------------------------------------------------------------------------------
                                                                 =============

(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.

(b) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
  Investments, at market (cost $477,303,664)                      $ 465,755,591
  Cash                                                                      170
  Receivable for investments sold                                     7,250,637
  Interest receivable                                                 4,704,315
  Receivable for fund shares sold                                         5,056
                                                                  -------------
  TOTAL ASSETS                                                      477,715,769
                                                                  -------------

LIABILITIES
  Payable for forward mortgage securities
    purchased                                                        99,693,995
  Payable for fund shares redeemed                                    1,392,611
  Accrued expenses                                                      198,409
                                                                  -------------
  TOTAL LIABILITIES                                                 101,285,015
                                                                  -------------
    NET ASSETS                                                    $ 376,430,754
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   3,297,887
  Additional paid-in capital                                        393,081,515
  Undistributed net investment income                                   185,244
  Accumulated net realized loss on investments                       (8,585,819)
  Net unrealized depreciation of investments                        (11,548,073)
                                                                  -------------
    NET ASSETS                                                    $ 376,430,754
                                                                  =============

  Shares Outstanding -- $0.10 par value                              32,978,867
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       11.41
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
  Interest                                                         $ 23,128,029
                                                                   ------------

Expenses:
  Investment advisory fees -- Note B                                  1,822,590
  Custodian fees                                                        106,051
  Interest expense -- reverse repurchase agreements                      84,079
  Printing expense                                                       21,132
  Audit fees                                                             19,232
  Directors' fees -- Note B                                              12,500
  Legal fees                                                              5,200
  Registration fees                                                       2,653
  Insurance expense                                                         976
  Other                                                                     700
                                                                   ------------
  Total Expenses                                                      2,075,113
                                                                   ------------

  Net Investment Income                                              21,052,916
                                                                   ------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
  Net realized loss on investments                                   (8,373,543)
  Net change in unrealized appreciation/
    (depreciation) of investments                                   (15,282,158)
                                                                   ------------

Net Realized and Unrealized Loss on Investments                     (23,655,701)
                                                                   ------------

Net Decrease in Net Assets from Operations                         $ (2,602,785)
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended December 31,
                                                                              1999             1998
                                                                          -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                  $  21,052,916    $  20,326,792
   Net realized gain/(loss) on investments                                   (8,373,543)       7,360,219
   Net change in unrealized appreciation of investments                     (15,282,158)         676,254
                                                                          -------------    -------------
     Net Increase/(Decrease) in Net Assets from Operations                   (2,602,785)      28,363,265
                                                                          -------------    -------------

 Dividends and Distributions to Shareholders from:
   Net investment income                                                    (21,062,469)     (20,238,880)
   Net realized gain on investments                                            (965,082)      (4,804,462)
                                                                          -------------    -------------
     Total Dividends and Distributions to Shareholders                      (22,027,551)     (25,043,342)
                                                                          -------------    -------------

 From Capital Share Transactions:
   Net increase in net assets from capital share transactions -- Note G      19,673,995       22,655,261
                                                                          -------------    -------------
     Net Increase/(Decrease) in Net Assets                                   (4,956,341)      25,975,184

 Net Assets:
   Beginning of year                                                        381,387,095      355,411,911
                                                                          -------------    -------------
   End of year*                                                           $ 376,430,754    $ 381,387,095
                                                                          =============    =============

* Includes undistributed net investment income of:                        $     185,244    $     183,322

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                            Year Ended December 31,
                                                                         ---------------------------------------------------------
                                                                           1999        1998         1997        1996        1995
                                                                         ---------------------------------------------------------
Net asset value, beginning of year ...................................   $  12.23    $   12.11    $  11.83    $  12.25    $  11.08
                                                                         --------    ---------    --------    --------    --------
Income from investment
  operations:
  Net investment income ..............................................       0.68         0.69        0.75        0.76        0.76
  Net realized and unrealized gain/(loss) on investments .............      (0.79)        0.28        0.29       (0.42)       1.17
                                                                         --------    ---------    --------    --------    --------
  Net increase/(decrease) from investment operations .................      (0.11)        0.97        1.04        0.34        1.93
                                                                         --------    ---------    --------    --------    --------

Dividends and Distributions
  to Shareholders from:
  Net investment income ..............................................      (0.68)       (0.69)      (0.76)      (0.76)      (0.76)
  Net realized gain ..................................................      (0.03)       (0.16)         --          --          --
                                                                         --------    ---------    --------    --------    --------
  Total dividends and distributions ..................................      (0.71)       (0.85)      (0.76)      (0.76)      (0.76)
                                                                         --------    ---------    --------    --------    --------
Net asset value, end of year .........................................   $  11.41    $   12.23    $  12.11    $  11.83    $  12.25
                                                                         --------    ---------    --------    --------    --------

Total return* ........................................................      (0.84)%       8.10%       8.99%       2.88%      17.59%
                                                                         --------    ---------    --------    --------    --------

Ratios/supplemental data:
  Net assets, end of year (000's omitted) ............................   $376,431    $ 381,387    $355,412    $354,433    $374,462
  Ratio of expenses to average net assets ............................       0.57%        0.67%       0.59%       0.54%       0.54%
  Ratio of expenses (excluding interest expense) to average net assets       0.55%        0.55%       0.55%        N/A         N/A
  Ratio of net investment income to average net assets ...............       5.78%        5.51%       6.15%       6.12%       6.43%
  Portfolio turnover rate ............................................        257%         287%        340%        188%        298%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

-------------------------
COMMERCIAL PAPER -- 95.9%
-------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
FINANCIAL -- 49.8%
Data Processing -- 4.7%
$ 23,000,000  First Data Corp.
                6.00% due 1/18/00                                  $  22,934,833
                                                                   -------------

Finance Companies -- 16.7%
  22,000,000  Associates First Capital
                5.90% due 2/1/00                                      21,888,228
   2,000,000  Associates First Capital
                5.90% due 2/3/00                                       1,989,183
  20,000,000  Bear Stearns Cos., Inc.
                5.76% due 1/11/00                                     19,968,000
  15,000,000  Goldman Sachs Group LP
                6.40% due 1/31/00                                     14,920,000
  22,000,000  Merrill Lynch & Co., Inc.
                6.12% due 1/28/00                                     21,899,020
                                                                   -------------
                                                                      80,664,431
                                                                   -------------
Financial-Other -- 2.1%
  10,000,000  Govco, Inc.
                6.15% due 1/28/00                                      9,953,875
                                                                   -------------
Foods -- 4.1%
  20,000,000  Cargill Global Funding PLC
                6.95% due 1/14/00                                     19,949,806
                                                                   -------------
Insurance -- 4.5%
  22,000,000  American General Finl. Corp.
                5.96% due 2/2/00                                      21,883,449
                                                                   -------------
Other Major Banks -- 14.4%
  20,000,000  Bank of America Corp.
                5.93% due 1/12/00                                     19,963,761
  10,000,000  Dresdner U.S. Finl.
                6.34% due 1/3/00                                       9,996,478
  20,000,000  HVB Finl. (Delaware), Inc.
                5.85% due 1/14/00                                     19,957,750
  20,000,000  UBS Finl. (Delaware), Inc.
                5.00% due 1/3/00                                      19,994,444
                                                                   -------------
                                                                      69,912,433
                                                                   -------------
Utilities-Electric -- 3.3%
  16,000,000  Nat'l. Rural Utils. Coop. Finl.
                Corp. 5.85% due 3/6/00                                15,831,000
                                                                   -------------
              Total Financial                                        241,129,827
                                                                   -------------

INDUSTRIAL -- 46.1%
Automotive -- 9.0%
  21,500,000  BMW U.S. Capital Corp.
                4.00% due 1/4/00                                      21,492,833
  22,000,000  General Motors Acceptance Corp.
                5.96% due 2/7/00                                      21,865,238
                                                                   -------------
                                                                      43,358,071
                                                                   -------------
Conglomerates -- 8.2%
  20,000,000  General Electric Capital Corp.
                6.01% due 1/25/00                                     19,919,867
  10,000,000  Invensys PLC
                6.10% due 1/13/00                                      9,979,667
  10,000,000  Invensys PLC
                5.80% due 1/19/00                                      9,971,000
                                                                   -------------
                                                                      39,870,534
                                                                   -------------
Food and Beverages -- 4.1%
  20,000,000  Diageo Capital PLC
                5.75% due 1/20/00                                     19,939,306
                                                                   -------------
Household Products -- 3.1%
  15,000,000  Procter & Gamble Co.
                5.82% due 1/10/00                                     14,978,175
                                                                   -------------
Machinery and Equipment -- 1.2%
   6,000,000  John Deere Capital
                5.88% due 1/24/00                                      5,977,460
                                                                   -------------
Metals -- 4.1%
  20,000,000  Rio Tinto America, Inc.
                5.97% due 1/7/00                                      19,980,100
                                                                   -------------
Oil and Gas Services -- 4.4%
  21,500,000  Baker Hughes, Inc.
                4.75% due 1/3/00                                      21,494,326
                                                                   -------------
Oil-Integrated-International -- 2.5%
  12,000,000  Texaco, Inc.
                5.73% due 1/18/00                                     11,967,530
                                                                   -------------
Telecommunications -- 4.7%
  23,000,000  SBC Comm., Inc.
                5.85% due 1/27/00                                     22,902,825
                                                                   -------------
Utilities-Electric --  4.8%
  23,000,000  Electricite de France
                5.82% due 1/11/00                                     22,962,816
                                                                   -------------
              Total Industrial                                       223,431,143
                                                                   -------------
TOTAL COMMERCIAL PAPER
  (Cost $464,560,970)                                                464,560,970
                                                                   -------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 4.2%
----------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------

$ 20,195,000  State Street Bank & Trust Co.
              repurchase agreement, dated
              12/31/99, maturity value
              $20,200,469 at 3.25% due 1/3/00(1)                  $  20,195,000
                                                                  -------------

TOTAL REPURCHASE AGREEMENT
  (Cost $20,195,000)                                                 20,195,000
                                                                  -------------

TOTAL INVESTMENTS -- 100.1%
  (Cost $484,755,970)                                               484,755,970

LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND OTHER
    ASSETS -- (0.1)%                                                   (627,551)
                                                                  -------------

--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $ 484,128,419
--------------------------------------------------------------------------------
                                                                  =============

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999


ASSETS
  Investments, at market (cost $484,755,970)                        $484,755,970
  Cash                                                                       241
  Receivable for fund shares sold                                        517,560
  Interest receivable                                                      1,823
                                                                    ------------
  TOTAL ASSETS                                                       485,275,594
                                                                    ------------

LIABILITIES
  Payable for fund shares redeemed                                       892,918
  Accrued expenses                                                       254,257
                                                                    ------------
  TOTAL LIABILITIES                                                    1,147,175
                                                                    ------------
    NET ASSETS                                                      $484,128,419
                                                                    ============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                             $  4,841,283
  Additional paid-in capital                                         479,287,136
                                                                    ------------
    NET ASSETS                                                      $484,128,419
                                                                    ============

  Shares Outstanding -- $0.10 par value                               48,412,828
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      10.00
                                                                    ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
  Interest                                                           $23,729,035
                                                                     -----------

Expenses:
  Investment advisory fees -- Note B                                   2,275,164
  Custodian fees                                                          85,806
  Printing expense                                                        19,235
  Audit fees                                                              18,734
  Directors' fees -- Note B                                               12,500
  Legal fees                                                               4,100
  Other                                                                    3,772
                                                                     -----------
  Total Expenses                                                       2,419,311
                                                                     -----------

Net Investment Income,
  Representing Net Increase in
    Net Assets from Operations                                       $21,309,724
                                                                     ===========

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended December 31,
                                                                              1999              1998
                                                                          -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                  $  21,309,724    $  20,633,220
                                                                          -------------    -------------
     Net Increase in Net Assets from Operations                              21,309,724       20,633,220
                                                                          -------------    -------------
 Dividends to Shareholders from:
   Net investment income                                                    (21,309,724)     (20,633,220)
                                                                          -------------    -------------
 From Capital Share Transactions:
   Net increase in net assets from capital share transactions -- Note G      64,645,765       51,360,205
                                                                          -------------    -------------
     Net Increase in Net Assets                                              64,645,765       51,360,205

 Net Assets:
   Beginning of year                                                        419,482,654      368,122,449
                                                                          -------------    -------------
   End of year                                                            $ 484,128,419    $ 419,482,654
                                                                          =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                         Year Ended December 31,
                                                         ------------------------------------------------------------
                                                           1999         1998         1997         1996         1995
                                                         ------------------------------------------------------------
Net asset value, beginning of year ...................   $  10.00     $  10.00     $  10.00     $  10.00     $  10.00
                                                         --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income ..............................       0.47         0.50         0.50         0.49         0.54

Dividends to Shareholders from:
  Net investment income ..............................      (0.47)       (0.50)       (0.50)       (0.49)       (0.54)
                                                         --------     --------     --------     --------     --------

Net asset value, end of year .........................   $  10.00     $  10.00     $  10.00     $  10.00     $  10.00
                                                         --------     --------     --------     --------     --------

Total return* ........................................       4.77%        5.10%        5.14%        4.98%        5.52%
                                                         --------     --------     --------     --------     --------

Ratios/supplemental data:
  Net assets, end of year (000's omitted) ............   $484,128     $419,483     $368,122     $378,322     $356,820
  Ratio of expenses to average net assets ............       0.53%        0.53%        0.54%        0.54%        0.54%
  Ratio of net investment income to average net assets       4.68%        4.99%        5.02%        4.86%        5.39%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999

---------------------------------------------
Note A - Organization and Accounting Policies
---------------------------------------------

      The Guardian Stock Fund (GSF), a series of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940
Act). The financial statements for the other remaining funds of Guardian Variable Contract Funds, Inc. are presented in separate reports.

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of December 31, 1999, no GSF Class II shares have been issued.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Foreign Currency Translation

      GSF is permitted to buy international securities that are not U.S. dollar denominated. GSF's books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When a forward contract is closed, the Fund records realized gains or losses equal to the difference between the value of such forward contract at the time it was opened and the value at the time it was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. The Fund will not enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

      At December 31, 1999, for federal income tax purposes, GBF had a net capital loss carryforward of $7,464,775 which expires in 2007.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      During the year ended December 31, 1999, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                    Undistributed/         Accumulated
                   (overdistributed)      net realized
                    net investment       gain/(loss) on
                        income             investments
                  -----------------      ---------------
GSF                     $ (59)                $ 59
GBF                    11,475              (11,475)

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-----------------------------------------------------------------------
Note B - Investment Advisory Agreements and Payments to Related Parties
-----------------------------------------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. Fees for investment advisory services are paid at an annual rate of .50% of the average daily net assets of each Fund. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the year ended December 31, 1999.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

------------------------------
Note C - Repurchase Agreements
------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

--------------------------------------
Note D - Reverse Repurchase Agreements
--------------------------------------

      GBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when the Fund seeks to repurchase them. Interest paid on reverse repurchase agreements for the year ended December 31, 1999 amounted to $84,079.

      Information regarding transactions by GBF under reverse repurchase agreement is as follows:

Average amount outstanding during the period ...............      $   4,566,668

Weighted average interest rate during the period ...........               1.89%

---------------------------------
Note E - Dollar Roll Transactions
---------------------------------

      GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when GBF seeks to repurchase them. There were no dollar roll transactions outstanding at December 31, 1999.

--------------------------------
Note F - Investment Transactions
--------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                                                                                        GSF             GBF
                                                                                        ---             ---
      Purchases ...............................................................   $2,583,705,089   $  941,626,977
      Proceeds ................................................................   $3,057,671,562   $  919,489,697

      The cost of investments owned at December 31, 1999 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at December 31, 1999 for GSF and GBF were as follows:

                                                                                        GSF               GBF
                                                                                        ---               ---
      Gross Appreciation ......................................................   $1,561,747,641   $      131,629
      Gross Depreciation ......................................................      (38,952,786)     (11,679,702)
                                                                                  --------------   --------------
        Net Unrealized Appreciation/(Depreciation) ............................   $1,522,794,855   $  (11,548,073)
                                                                                  ==============   ==============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

--------------------------------------
Note G - Transactions in Capital Stock
--------------------------------------

      There are 400,000,000 shares of $0.001 par value capital stock authorized for GSF, divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares and Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through December 31, 1999, no Class II shares of GSF were sold. Transactions in capital stock were as follows:

                                                  Year Ended December 31,                Year Ended December 31,
                                                  1999             1998                 1999               1998
--------------------------------------------------------------------------------------------------------------------
                                                          Shares                                 Amount
--------------------------------------------------------------------------------------------------------------------
o The Guardian Stock Fund

Shares sold                                    3,895,845         7,866,954          $ 200,708,021     $ 380,142,286
Shares issued in reinvestment of
  dividends and distributions                 10,952,668         8,374,382            579,528,909       412,797,384
Shares repurchased                           (13,883,608)      (11,538,716)          (710,398,541)     (554,254,496)
--------------------------------------------------------------------------------------------------------------------
   Net increase                                  964,905         4,702,620          $  69,838,389     $ 238,685,174
--------------------------------------------------------------------------------------------------------------------

o The Guardian Bond Fund, Inc.

Shares sold                                    8,170,108         6,974,815          $  96,955,789     $  87,077,087
Shares issued in reinvestment of
  dividends and distributions                  1,912,437         2,050,219             22,027,550        25,043,342
Shares repurchased                            (8,296,810)       (7,180,997)           (99,309,344)      (89,465,168)
--------------------------------------------------------------------------------------------------------------------
   Net increase                                1,785,735         1,844,037          $  19,673,995     $  22,655,261
--------------------------------------------------------------------------------------------------------------------

o The Guardian Cash Fund, Inc.

Shares sold                                   39,686,605        45,585,640          $ 396,866,179     $ 455,856,396
Shares issued in reinvestment of
  dividends                                    2,130,972         2,063,322             21,309,724        20,633,220
Shares repurchased                           (35,353,014)      (42,512,942)          (353,530,138)     (425,129,411)
--------------------------------------------------------------------------------------------------------------------
   Net increase                                6,464,563         5,136,020          $  64,645,765     $  51,360,205
--------------------------------------------------------------------------------------------------------------------

-----------------------
Note H - Line of Credit
-----------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 1999, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Stock Fund
(a portfolio of The Guardian Variable Contract Funds, Inc.)
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the The Guardian Stock Fund (one of the portfolios constituting The Guardian Variable Contract Funds, Inc.), The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 1999 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Stock Fund, The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                    Ernst & Young LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 98.9%
----------------------

                                                                       Market
 Shares                                                   Cost          Value
--------------------------------------------------------------------------------
Agriculture  -- 0.6%
      89,250   Archer-Daniels-Midland Co.             $  1,490,053   $ 1,087,734
                                                      ------------   -----------

Automotive -- 0.6%
      15,000   General Motors Corp.                        988,750     1,090,312
                                                      ------------   -----------
Automotive: Parts and Accessories -- 3.9%
      50,000   Dana Corp.                                1,732,048     1,496,875
      70,000   GenCorp Inc.                                634,385       691,250
      68,000   Modine Manufacturing Co.                  2,300,741     1,700,000
      40,000   Scheib (Earl) Inc.+                         278,875       117,500
      60,000   Standard Motor Products Inc.              1,329,363       967,500
      20,000   Superior Industries
                 International Inc.                        509,781       536,250
      35,000   Tenneco Automotive Inc.                     322,819       325,937
      22,000   TransPro Inc.                               182,531       141,625
      60,000   Wynn's International Inc.                   719,079       847,500
                                                      ------------   -----------
                                                         8,009,622     6,824,437
                                                      ------------   -----------
Aviation: Parts and Services -- 1.7%
      18,000   AAR Corp.                                   250,688       322,875
      50,000   Barnes Group Inc.                         1,200,490       815,625
      16,000   Curtiss-Wright Corp.                        470,869       590,000
      65,000   Fairchild Corp., Cl. A+                   1,251,718       589,062
       7,500   Hi-Shear Industries Inc.                     21,717        17,344
      22,000   Kaman Corp., Cl. A                          315,843       283,250
      15,000   Moog Inc., Cl. A+                           404,750       405,000
                                                      ------------   -----------
                                                         3,916,075     3,023,156
                                                      ------------   -----------
Broadcasting -- 7.0%
      70,000   Ackerley Group Inc.                         598,717     1,268,750
      55,000   Chris-Craft Industries Inc.+              2,374,656     3,966,875
      60,000   Granite Broadcasting Corp.+                 685,316       607,500
      18,000   Gray Communications
                 Systems Inc.                              326,825       318,375
      80,000   Gray Communications
                 Systems Inc., Cl. B                     1,015,413     1,080,000
      15,000   Hearst-Argyle Television Inc.+              285,505       399,375
      50,000   Liberty Corp.                             2,460,502     2,109,375
      19,000   United Television Inc.                    1,676,374     2,616,062
                                                      ------------   -----------
                                                         9,423,308    12,366,312
                                                      ------------   -----------
Building and Construction -- 0.6%
       2,222   Huttig Building Products Inc.+                8,642        10,972
      35,500   Nortek Inc.+                              1,035,180       994,000
                                                      ------------   -----------
                                                         1,043,822     1,004,972
                                                      ------------   -----------
Business Services -- 0.1%
      35,000   Nashua Corp.+                               498,615       262,500
                                                      ------------   -----------
Cable -- 6.7%
      87,000   Cablevision Systems
                 Corp., Cl. A+                             761,369     6,568,500
      60,000   MediaOne Group Inc.+                      1,847,623     4,608,750
      10,000   UnitedGlobalCom Inc., Cl. A+                 72,961       706,250
                                                      ------------   -----------
                                                         2,681,953    11,883,500
                                                      ------------   -----------
Computer Software and Services -- 0.1%
      20,000   Tyler Technologies Inc.                      43,700       110,000
                                                      ------------   -----------
Consumer Products -- 2.6%
     115,000   Carter-Wallace Inc.                       1,873,303     2,062,812
      42,000   Gallaher Group plc, ADR                     902,524       645,750
     100,000   General Cigar Holdings Inc.+                962,873       831,250
      18,000   General Cigar Holdings
                 Inc., Cl. B+(a)                           164,173       149,625
      25,000   National Presto Industries Inc.             964,266       887,500
                                                      ------------   -----------
                                                         4,867,139     4,576,937
                                                      ------------   -----------
Consumer Services -- 1.7%
     200,000   Rollins Inc.                              3,862,912     3,000,000
                                                      ------------   -----------
Diversified Industrial -- 1.8%
      40,000   Ampco-Pittsburgh Corp.                      639,126       405,000
      10,000   Crane Co.                                   175,344       198,750
      40,000   GATX Corp.                                1,147,578     1,350,000
      58,000   Katy Industries Inc.                        848,600       503,875
      19,000   Myers Industries Inc.                       266,569       299,250
      50,000   WHX Corp.+                                  514,794       450,000
                                                      ------------   -----------
                                                         3,592,011     3,206,875
                                                      ------------   -----------
Energy and Utilities -- 6.6%
      35,000   Eastern Enterprises                       1,371,875     2,010,312
     370,000   El Paso Electric Co.+                     3,313,201     3,630,625
      20,000   Florida Progress Corp.                      939,602       846,250
      10,000   Florida Public Utilities Co.                166,612       170,000
      85,000   Kaneb Services Inc.+                        259,250       371,875
      10,000   New England Electric System                 492,951       517,500
      20,000   Southwest Gas Corp.                         522,646       460,000
       9,000   TNP Enterprises Inc.                        343,042       371,250
      40,000   United Water Resources Inc.               1,344,500     1,367,500
      50,000   WICOR Inc.                                1,467,581     1,459,375
      10,000   Yankee Energy Systems Inc.                  410,500       439,375
                                                      ------------   -----------
                                                        10,631,760    11,644,062
                                                      ------------   -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Market
 Shares                                                   Cost          Value
--------------------------------------------------------------------------------
Entertainment  -- 14.5%
      77,000   Ascent Entertainment Group Inc.+       $    870,278   $   976,937
       5,000   Disney (Walt) Co.                           129,492       146,250
      25,500   Fisher Companies Inc.                     1,722,481     1,574,625
      36,000   GC Companies Inc.+                        1,283,693       931,500
     181,000   Liberty Media Group, Cl. A+               1,138,968    10,271,750
       5,000   Seagram Co.                                 169,625       224,688
      29,000   Time Warner Inc.                            584,210     2,100,687
      57,500   USA Networks Inc.+                          786,615     3,176,875
     100,000   Viacom Inc., Cl. A+                       1,656,274     6,043,750
                                                      ------------   -----------
                                                         8,341,636    25,447,062
                                                      ------------   -----------

Environmental Services -- 0.3%
      60,000   EnviroSource Inc.+                          191,935       46,200
      25,000   Waste Management Inc.                       496,955       429,687
                                                      ------------   -----------
                                                           688,890       475,887
                                                      ------------   -----------
Equipment and Supplies -- 9.6%
      35,000   AMETEK Inc.                                 633,686       667,188
      35,000   Belden Inc.                                 658,062       735,000
      25,000   CIRCOR International Inc.+                  269,028       257,813
      38,000   CLARCOR Inc.                                723,141       684,000
       2,000   CTS Corp.                                    14,963       150,750
      25,000   Cuno Inc.+                                  469,302       517,578
      11,000   Eastern Co.                                 189,462       171,875
     135,500   Fedders Corp.                               820,369       745,250
      70,000   Flowserve Corp.                           1,529,236     1,190,000
      11,000   Franklin Electric Co.                       361,576       772,063
      85,000   Hussmann International Inc.               1,176,750     1,280,313
      38,000   IDEX Corp.                                1,112,725     1,154,250
      13,000   Kollmorgen Corp.                            208,144       160,063
      70,000   Mark IV Industries Inc.                   1,290,963     1,238,125
      35,000   Navistar International Corp.+             1,020,358     1,658,125
      28,000   Pittway Corp.                               527,107     1,261,750
      30,000   Sequa Corp., Cl. A+                       1,048,824     1,618,125
      50,000   SPS Technologies Inc.+                    2,114,263     1,596,875
      25,000   UCAR International Inc.+                    578,100       445,312
      40,000   Watts Industries Inc., Cl. A                557,285       590,000
                                                      ------------   -----------
                                                        15,303,344    16,894,455
                                                      ------------   -----------
Financial Services -- 3.5%
      22,000   Allstate Corp.                              636,172       528,000
      65,000   Argonaut Group Inc.                       1,964,414     1,291,875
      30,000   Block (H&R) Inc.                          1,323,538     1,312,500
      24,000   Mellon Financial Corp.                      758,895       817,500
      47,000   Midland Co.                                 706,479       975,250
      59,000   Pioneer Group Inc.+                       1,362,151       929,250
       5,000   St. Paul Companies Inc.                     158,125       168,438
       6,000   Waddell & Reed
                 Financial Inc., Cl. A                     136,800       162,750
                                                      ------------   -----------
                                                         7,046,574     6,185,563
                                                      ------------   -----------
Food and Beverage -- 6.7%
       5,000   Bestfoods Inc.                              252,493       262,813
      10,000   Brown-Forman Corp., Cl. A                   563,925       539,375
      85,000   Celestial Seasonings Inc.+                  994,316     1,581,797
      50,000   Corn Products
                 International Inc.                      1,574,140     1,637,500
      40,000   General Mills Inc.                        1,389,781     1,430,000
      18,000   Heinz (H.J.) Co.                            965,487       716,625
      42,000   Kellogg Co.                               1,546,537     1,294,125
      65,000   PepsiCo Inc.                              2,405,671     2,291,250
      22,660   Tootsie Roll Industries Inc.                400,141       746,364
      30,000   Twinlab Corp.+                              346,301       238,125
      80,000   Whitman Corp.                             1,266,773     1,075,000
                                                      ------------   -----------
                                                        11,705,565    11,812,974
                                                      ------------   -----------
Health Care -- 2.4%
      30,000   American Home Products Corp.              1,291,758     1,183,125
     100,000   IVAX Corp.+                                 953,380     2,575,000
       5,000   Warner-Lambert Co.                          414,000       409,688
                                                      ------------   -----------
                                                         2,659,138     4,167,813
                                                      ------------   -----------
Hotels and Gaming -- 3.6%
     140,000   Aztar Corp.+                                999,359     1,522,500
      15,000   Boca Resorts Inc., Cl. A+                   143,876       146,250
     100,000   Gaylord Entertainment
                 Co., Cl. A                              2,735,008     2,993,750
      80,000   Hilton Hotels Corp.                       1,188,722       770,000
      90,000   Jackpot Enterprises Inc.                    964,901       748,125
      30,000   Trump Hotels & Casino
                 Resorts Inc.+                             215,792       101,250
                                                      ------------   -----------
                                                         6,247,658     6,281,875
                                                      ------------   -----------
Paper and Forest Products -- 0.9%
     150,000   Pactiv Corp.+                             2,102,903     1,593,750
                                                      ------------   -----------
Publishing -- 7.6%
      33,000   Harcourt General Inc.                     1,302,376     1,328,250
      24,000   Lee Enterprises Inc.                        591,706       766,500
      25,000   McClatchy Newspapers
                 Inc., Cl. A                               721,881     1,081,250
      92,000   Media General Inc., Cl. A                 3,989,689     4,784,000
      13,000   Meredith Corp.                              267,779       541,937
      40,000   Penton Media Inc.                           605,042       960,000
       7,000   PRIMEDIA Inc.+                               87,573       115,500
      20,000   Pulitzer Inc.                               596,916       806,250
      45,100   Reader's Digest
                 Association Inc., Cl. B                 1,122,902     1,195,150
      85,000   Thomas Nelson Inc.                        1,018,131       786,250
      10,000   Times Mirror Co., Cl. A                     587,562       670,000
       6,000   Tribune Co.                                 164,400       330,375
                                                      ------------   -----------
                                                        11,055,957    13,365,462
                                                      ------------   -----------

                 See accompanying notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

                                                                       Market
 Shares                                                   Cost          Value
--------------------------------------------------------------------------------
Real Estate -- 1.1%
     125,000   Catellus Development Corp.+            $  2,027,651   $ 1,601,563
      35,000   Griffin Land & Nurseries Inc.+              493,263       402,500
                                                      ------------   -----------
                                                         2,520,914     2,004,063
                                                      ------------   -----------
Retail -- 2.3%
       5,000   Aaron Rents Inc.                            100,625        88,750
      10,000   Aaron Rents Inc., Cl. A                     199,750       182,500
      35,000   Albertson's Inc.                          1,099,281     1,128,750
      10,000   Blockbuster Inc., Cl. A+                    123,625       133,750
      10,000   Hannaford Bros. Co.                         719,979       693,125
      40,000   Lillian Vernon Corp.                        631,288       445,000
      53,000   Neiman Marcus Group Inc.+                 1,409,652     1,427,688
                                                      ------------   -----------
                                                         4,284,200     4,099,563
                                                      ------------   -----------
Satellite -- 0.8%
      20,000   COMSAT Corp.                                576,807       397,500
      10,000   General Motors Corp., Cl. H+                515,292       960,000
                                                      ------------   -----------
                                                         1,092,099     1,357,500
                                                      ------------   -----------
Specialty Chemicals -- 1.9%
      40,000   Bush Boake Allen Inc.+                    1,087,692       982,500
      10,000   Dexter Corp.                                346,313       397,500
      40,000   Ferro Corp.                                 795,700       880,000
      60,000   Omnova Solutions Inc.                       476,259       465,000
      52,000   Sybron Chemicals Inc.+                    1,378,505       611,000
                                                      ------------   -----------
                                                         4,084,469     3,336,000
                                                      ------------   -----------
Telecommunications -- 3.6%
      28,000   AT&T Canada Inc., Cl. B+                    881,938     1,127,000
     250,000   Citizens Utilities Co., Cl. B+            2,700,319     3,546,875
      58,000   Rogers Communications
                 Inc., Cl. B, ADR+                         435,006     1,435,500
       5,000   Viatel Inc.+                                175,080       268,125
                                                      ------------   -----------
                                                         4,192,343     6,377,500
                                                      ------------   -----------
Wireless Communications -- 6.1%
      58,000   Rogers Cantel Mobile
                 Communications Inc., Cl. B+               600,232     2,109,750
      68,000   Telephone & Data
                 Systems Inc.                            2,837,053     8,568,000
                                                      ------------   -----------
                                                         3,437,285    10,677,750
                                                      ============   ===========
TOTAL COMMON STOCKS                                    135,812,695   174,158,014
                                                      ------------   -----------

   Principal                                                           Market
    Amount                                             Cost            Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT
  OBLIGATIONS -- 0.0%
U.S. TREASURY BILLS -- 0.0%
     $62,000   U.S. TREASURY BILLS,
                 5.14% to 5.49%++,
                 due 01/13/00 to 01/27/00           $     61,855   $     61,855
                                                    ------------   ------------

TOTAL U.S. GOVERNMENT
   OBLIGATIONS                                            61,855         61,855
                                                    ------------   ------------

TOTAL INVESTMENTS -- 98.9%                          $135,874,550    174,219,869
                                                    ============

OTHER ASSETS AND
  LIABILITIES (Net) -- 1.1%                                           1,866,289
                                                                   ------------

-------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $176,086,158
-------------------------------------------------------------------------------
                                                                   ============

* For Federal tax purposes:

      Aggregate cost                                              $ 136,465,332
                                                                  =============
      Gross unrealized appreciation                               $  51,044,250
      Gross unrealized depreciation                                 (13,289,713)
                                                                  -------------
      Net unrealized appreciation                                 $  37,754,537
                                                                  =============

(a)   Security fair valued under procedures established by the Board of
      Directors.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

Assets:
  Investments, at value (Cost $135,874,550)                       $ 174,219,869
  Cash                                                                   49,088
  Dividends and interest receivable                                     111,306
  Receivable for investments sold                                     1,871,593
  Receivable for Fund shares sold                                        91,510
  Deferred organizational expenses                                        6,578
                                                                  -------------
  Total Assets                                                      176,349,944
                                                                  -------------

Liabilities:
  Payable for Fund shares redeemed                                       64,829
  Payable for investment advisory fees                                  146,556
  Other accrued expenses                                                 52,401
                                                                  -------------
  Total Liabilities                                                     263,786
                                                                  -------------
  Net Assets applicable to 10,072,178 shares
    outstanding                                                   $ 176,086,158
                                                                  =============

Net Assets consist of:
  Capital stock, at par value                                     $      10,072
  Additional paid-in capital                                        137,968,153
  Distributions in excess of net realized gain
    on investments                                                     (237,386)
  Net unrealized appreciation on investments                         38,345,319
                                                                  -------------
  Total Net Assets                                                $ 176,086,158
                                                                  =============

  Net Asset Value, offering and redemption
    price per share ($176,086,158 / 10,072,178
    shares outstanding; 500,000,000 shares
    authorized of $0.001 par value)                               $       17.48
                                                                  =============

STATEMENT OF OPERATIONS
For the Year Ended
December 31, 1999

Investment Income:
  Dividends                                                       $   1,686,240
  Interest                                                              304,029
                                                                  -------------
  Total Investment Income                                             1,990,269
                                                                  -------------

Expenses:
  Management fees                                                     1,656,001
  Custodian fees                                                         34,064
  Legal and audit fees                                                   33,333
  Directors' fees                                                        24,868
  Organizational expenses                                                19,998
  Shareholder services fees                                              12,170
  Miscellaneous expenses                                                  1,445
                                                                  -------------
  Total Expenses                                                      1,781,879
                                                                  -------------
  Net Investment Income                                                 208,390
                                                                  -------------

Net Realized and Unrealized Gain on
  Investments:
  Net realized gain on investments                                   17,364,582
  Net change in unrealized appreciation
    on investments                                                   12,026,657
                                                                  -------------
  Net Realized and Unrealized Gain
    on Investments                                                   29,391,239
                                                                  -------------
  Net Increase in Net Assets Resulting
    from Operations                                               $  29,599,629
                                                                  =============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended      Year Ended
                                                                December 31,     December 31,
                                                                   1999              1998
                                                               -------------    -------------
Operations:
  Net investment income                                        $     208,390    $     257,776
  Net realized gain on investments                                17,364,582        7,189,741
  Net change in unrealized appreciation on investments            12,026,657        5,528,146
                                                               -------------    -------------
  Net increase in net assets resulting from operations            29,599,629       12,975,663
                                                               -------------    -------------
Distributions to shareholders:
  Net investment income                                             (208,945)        (257,776)
  Net realized gain on investments                               (16,915,440)      (7,198,434)
  In excess of net realized gain on investments                           --         (626,865)
                                                               -------------    -------------
  Total distributions to shareholders                            (17,124,385)      (8,083,075)
                                                               -------------    -------------
Capital share transactions:
  Net increase in net assets from capital share transactions       8,249,947       45,118,114
                                                               -------------    -------------
  Net increase in net assets                                      20,725,191       50,010,702
Net Assets:
  Beginning of period                                            155,360,967      105,350,265
                                                               -------------    -------------
  End of period                                                $ 176,086,158    $ 155,360,967
                                                               -------------    -------------


                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

---------------
1. Organization
---------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("Guardian").

----------------------------------
2. Significant Accounting Policies
----------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income.

      Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

      The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

Organizational Expenses.

      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs were advanced by Guardian and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

-------------------------------------
3. Agreements with Affiliated Parties
-------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-----------------------
4. Portfolio Securities
-----------------------

      Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $85,908,157 and $96,593,824, respectively.

-------------------------------
5. Transactions with Affiliates
-------------------------------

      During the year ended December 31, 1999, the Fund paid brokerage commissions of $196,044 to Gabelli & Company, Inc. and its affiliates.

-----------------------------
6. Capital Stock Transactions
-----------------------------

      Transactions in shares of capital stock were as follows:

                                                              Year Ended                        Year Ended
                                                           December 31, 1999                 December 31, 1998
                                                           -----------------                 -----------------
                                                       Shares          Amount             Shares            Amount
                                                       ------          ------             ------            ------
Shares sold                                          2,216,370      $ 39,308,449         4,460,537      $ 73,364,220
Shares issued upon re-investment of dividends        1,002,599        17,124,386           512,885         8,083,075
Shares redeemed                                     (2,738,935)      (48,182,888)       (2,262,453)      (36,329,181)
                                                  ------------      ------------      ------------      ------------
Net increase                                           480,034      $  8,249,947         2,710,969      $ 45,118,114
                                                  ============      ============      ============      ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                                                             Year Ended December 31,
                                                        -----------------------------------------------------------
                                                          1999         1998         1997          1996       1995+
                                                        -----------------------------------------------------------
Operating performance:
  Net asset value, beginning of period ..............   $  16.20     $  15.31     $  11.55       $ 10.70    $ 10.00
                                                        --------     --------     --------       -------    -------
  Net investment income .............................       0.02         0.03         0.02          0.02       0.03(a)
  Net realized and unrealized gain on investments ...       3.15         1.74         4.88          1.16       0.80
                                                        --------     --------     --------       -------    -------
  Total from investment operations ..................       3.17         1.77         4.90          1.18       0.83
                                                        --------     --------     --------       -------    -------
Distributions to shareholders:
  Net investment income .............................      (0.02)       (0.03)       (0.02)        (0.02)     (0.03)
  Net realized gain on investments ..................      (1.87)       (0.78)       (1.12)        (0.31)     (0.09)
  In excess of net realized gain on investments .....         --        (0.07)       (0.00)(b)        --      (0.01)
                                                        --------     --------     --------       -------    -------
  Total distributions ...............................      (1.89)       (0.88)       (1.14)        (0.33)     (0.13)
                                                        --------     --------     --------       -------    -------
  Net asset value, end of period ....................   $  17.48     $  16.20     $  15.31       $ 11.55    $ 10.70
                                                        --------     --------     --------       -------    -------

  Total return++ ....................................       19.8%        11.7%        42.6%         11.0%       8.4%
                                                        --------     --------     --------       -------    -------

Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's) ................   $176,086     $155,361     $105,350       $51,462    $26,364
Ratio of net investment income to average net assets        0.13%        0.19%        0.17%         0.21%      0.75%(c)
Ratio of operating expenses to average net assets (d)       1.08%        1.12%        1.17%         1.31%      1.78%(c)
Portfolio turnover rate .............................         54%          43%          65%           53%        81%

-----------
+     From commencement of investment operations on May 1, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b)   Amount represents less than $0.005 per share.
(c)   Annualized.
(d) The ratio of operating expenses to average net assets before reimbursement of expenses assumed by the Manager and Adviser would have been 1.92% for the period ended December 31, 1995.


                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Gabelli Capital Asset Fund (a series of Gabelli Capital Series Fund, Inc.)

      We have audited the accompanying statement of assets and liabilities of the Gabelli Capital Asset Fund (the Fund) (a series of Gabelli Capital Series Fund, Inc.) including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund of Gabelli Capital Series Fund, Inc. as of December 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                          Ernst & Young LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

---------------------
COMMON STOCKS-- 98.4%
---------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
AUSTRALIA -- 2.2%
   Banks -- 0.7%
         221,600  Commonwealth Bank of Australia                $     3,815,951
         157,600  National Australia Bank                             2,410,721
   Beverages -- 0.4%
       1,370,800  Fosters Brewing Group                               3,932,696
   Business Services -- 0.4%
         133,910  Brambles Industries Ltd.                            3,703,114
   Mining -- 0.5%
         269,100  Broken Hill Ppty.                                   3,533,460
         773,000  Pasminco Ltd.*                                        847,483
   Telecommunications -- 0.2%
         351,000  Telstra Corp.                                       1,907,973
                                                                ---------------
                                                                     20,151,398
                                                                ---------------

FINLAND -- 6.2%
   Telecommunications -- 6.2%
         203,100  Nokia OYJ*                                         36,826,687
         309,760  Sonera OYJ*                                        21,234,092
                                                                ---------------
                                                                     58,060,779
                                                                ---------------
FRANCE -- 8.7%
   Banks -- 1.0%
         101,960  Banque Nationale de Paris*                          9,408,178
   Computer Software and Technology -- 0.8%
          30,880  CAP Gemini*                                         7,838,953
   Insurance -- 1.5%
         100,950  AXA UAP*                                           14,074,165
   Media and Entertainment -- 1.1%
          19,820  Societe Television Francaise 1*                    10,382,148
   Oil and Gas -- 1.8%
         125,900  Total Fina S.A.*                                   16,804,355
   Retail-Food and Drugs -- 1.6%
          78,880  Carrefour*                                         14,549,078
   Telecommunications -- 0.9%
          70,650  Equant NV*                                          8,020,775
                                                                ---------------
                                                                     81,077,652
                                                                ---------------
GERMANY -- 10.6%
   Automotive -- 0.5%
          65,720  DaimlerChrysler AG*                                 5,110,873
   Chemicals -- 1.3%
         229,220  BASF AG*                                           11,776,139
   Conglomerates -- 4.1%
         159,370  Mannesmann AG*                                     38,449,644
   Distributors -- 0.4%
          99,440  GEHE AG*                                            3,856,578
   Electronics and Electrical Equipment -- 1.6%
         103,620  Epcos AG*                                           7,776,427
          53,320  Siemens AG*                                         6,783,811
   Software -- 1.4%
          27,333  SAP AG*                                            13,464,071
   Telecommunications -- 1.3%
         165,990  Deutsche Telekom*                                  11,821,744
                                                                ---------------
                                                                     99,039,287
                                                                ---------------
HONG KONG -- 3.3%
   Banks -- 0.5%
       1,552,600  Bank of East Asia Ltd.*                             4,324,151
   Computer Systems -- 0.4%
       1,434,000  Legend Hldgs. Ltd.*                                 3,551,103
   Conglomerates -- 1.3%
         842,000  Hutchison Whampoa                                  12,239,789
   Real Estate -- 0.8%
         365,000  Cheung Kong Hldgs.                                  4,625,008
         311,000  Sun Hung Kai Pptys.                                 3,240,625
   Telecommunications-- 0.3%
         631,500  SmarTone Telecom. Hldgs. Ltd.                       3,046,408
                                                                ---------------
                                                                     31,027,084
                                                                ---------------
IRELAND -- 1.9%
   Banks -- 0.6%
         529,600  Allied Irish Bank                                   6,039,133
   Construction Materials -- 1.3%
         555,000  CRH PLC                                            11,964,291
                                                                ---------------
                                                                     18,003,424
                                                                ---------------
ITALY -- 2.3%
   Banks -- 2.3%
         148,400  Bipop-Carire SPA*                                  13,132,757
         630,900  San Paolo IMI SPA*                                  8,573,392
                                                                ---------------
                                                                     21,706,149
                                                                ---------------
JAPAN -- 28.9%
   Automotive -- 1.8%
         101,000  Honda Motor Co.                                     3,756,484
         267,000  Toyota Motor Corp.*                                12,935,794
   Chemicals -- 0.9%
       1,697,000  Sumitomo Chemical*                                  7,972,595
   Commercial Services -- 0.9%
          33,800  Benesse Corp.*                                      8,138,201
   Computer Software and Technology -- 1.1%
          10,400  Softbank Corp.*                                     9,955,173
   Computer Systems -- 2.9%
         590,000  Fujitsu Ltd.                                       26,910,052
   Drugs and Health Care -- 0.8%
         373,000  Sankyo Co.                                          7,666,634
   Electronics -- 5.3%
       1,105,000  Hitachi                                            17,737,105
          43,000  Rohm Co.                                           17,676,422
          47,600  Sony Corp.                                         14,116,473
   Engineering and Machineries -- 1.4%
          57,300  SMC Corp.                                          12,680,366

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
   Financial Services -- 3.7%
         841,000  Mitsubishi Trading & Brokerage                $     7,408,241
         433,000  Nomura Securities Co. Ltd.*                         7,819,174
         142,000  Promise Co.                                         7,227,170
     729,000,000  Sanwa Int'l. Financial                              7,857,246
          10,240  Shohkoh Fund & Co.                                  4,054,106
   Household Products -- 1.2%
         408,000  Kao Corp.                                          11,640,599
   Merchandising-Mass -- 1.2%
          56,500  Ryohin Keikaku Co. Ltd.                            11,342,028
   Retail Trade -- 0.9%
          80,000  Ito Yokado Co.                                      8,691,397
   Telecommunications -- 6.8%
           5,400  Hikari Tsushin, Inc.                               10,834,883
             975  Nippon Tele. & Tel. Corp.                          16,700,108
             940  NTT Mobile Comm. Network, Inc.                     36,157,385
                                                                ---------------
                                                                    269,277,636
                                                                ---------------
MALAYSIA -- 0.2%
   Banks -- 0.2%
         637,000  Malayan Banking Berhad                              2,263,026
                                                                ---------------
NETHERLANDS -- 4.6%
   Banks -- 0.6%
         218,580  ABN AMRO Hldgs. NV                                  5,460,625
   Broadcasting and Publishing -- 1.6%
         283,230  Ver Ned Uitgevers                                  14,887,561
   Computer Services -- 0.7%
          93,170  CMG PLC                                             6,935,867
   Computer Systems -- 0.9%
          75,200  ASM Lithography Hldg. NV*                           8,355,522
   Insurance -- 0.8%
          77,860  Aegon NV*                                           7,521,652
                                                                ---------------
                                                                     43,161,227
                                                                ---------------
NEW ZEALAND -- 0.3%
   Telecommunications -- 0.3%
         528,512  Telecom. Corp. of New Zealand                       2,485,327
                                                                ---------------
PORTUGAL -- 0.3%
   Transportation -- 0.3%
         352,150  Brisa (Auto Estrada)*                               2,703,105
                                                                ---------------
SINGAPORE -- 0.9%
   Banks -- 0.3%
         270,900  Overseas Chinese Bank                               2,488,604
   Publishing -- 0.6%
         259,846  Singapore Press Hldgs.*                             5,632,207
                                                                ---------------
                                                                      8,120,811
                                                                ---------------
SOUTH KOREA -- 0.5%
   Utilities-Electric -- 0.5%
         284,940  Korea Electric Power Corp. ADR                      4,772,745
                                                                ---------------
SPAIN -- 4.5%
   Banks -- 1.3%
       1,109,160  Banco Santander Central Hispano S.A.               12,558,586
   Construction and Housing -- 1.1%
         181,080  Acciona S.A.                                       10,215,009
   Gas Distribution -- 0.7%
         274,200  Gas Natural SDG                                     6,317,043
   Telecommunications -- 1.4%
         511,660  Telefonica S.A.*                                   12,782,429
                                                                ---------------
                                                                     41,873,067
                                                                ---------------
SWEDEN -- 4.1%
   Construction and Mining Equipment -- 0.8%
         264,217  Atlas Copco AB*                                     7,514,457
   Retail-General -- 1.3%
         364,800  Hennes & Mauritz*                                  12,218,592
   Telecommunications -- 2.0%
         288,050  LM Ericsson *                                      18,517,258
                                                                ---------------
                                                                     38,250,307
                                                                ---------------
SWITZERLAND -- 3.3%
   Business Services -- 1.5%
          18,309  Adecco S.A.*                                       14,258,092
   Insurance -- 0.9%
          13,990  Zurich Allied AG*                                   7,977,718
   Pharmaceuticals -- 0.9%
             748  Roche Hldgs. AG*                                    8,878,478
                                                                ---------------
                                                                     31,114,288
                                                                ---------------
UNITED KINGDOM -- 15.6%
   Banks -- 3.8%
         252,000  Barclays                                            7,241,520
         300,625  Halifax PLC                                         3,282,653
         654,000  HSBC Hldgs.                                         9,063,966
         670,000  Lloyds TSB Group PLC                                8,322,511
         341,000  National Westminster Bank Co. PLC                   7,325,871
   Computer Software and Technology -- 0.5%
         393,380  Sage Group*                                         4,816,535
   Conglomerates -- 0.4%
         278,000  Smiths Industries PLC                               4,153,744
   Construction -- 0.7%
         787,000  Hanson PLC                                          6,597,742
   Drugs and Health Care -- 1.8%
         390,000  Glaxo Wellcome                                     11,049,622
         438,000  Smithkline Beecham                                  5,553,886
   Electronics -- 0.4%
         373,000  Electrocomponents                                   4,127,173
   Financial Services -- 0.4%
         258,000  CGU PLC                                             4,163,307
   Food, Beverage and Tobacco -- 1.0%
         961,900  Imperial Tobacco                                    7,924,162
         145,702  Whitbread                                           1,468,599
   Insurance -- 0.4%
         186,000  Prudential Corp.                                    3,629,386

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------

   Leisure Products -- 0.3%
         240,000  Granada Group                                 $     2,422,950
   Oil-International -- 1.6%
       1,437,936  BP Amoco PLC                                       14,515,006
   Oil and Gas -- 0.6%
         617,000  Shell Transport & Trading                           5,127,714
   Telecommunications -- 3.7%
         547,000  British Telecom.                                   13,253,537
         279,991  Cable & Wireless Co.*                               4,003,083
          58,000  Energis PLC*                                        2,787,200
       2,855,000  Vodafone Airtouch PLC                              14,231,189
                                                                ---------------
                                                                    145,061,356
                                                                ---------------
TOTAL COMMON STOCKS
  (Cost $558,425,531)                                               918,148,668
                                                                ---------------

----------------------------
REPURCHASE AGREEMENT -- 1.5%
----------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------

   $  14,428,000  State Street Bank & Trust Co.
                  repurchase agreement, dated
                  12/31/99, maturity value
                  $14,431,006 at 2.50% due 1/3/00(1)            $    14,428,000
                                                                ---------------
TOTAL REPURCHASE AGREEMENT
  (Cost $14,428,000)                                                 14,428,000
                                                                ---------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $572,853,531)                                               932,576,668
CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.1%                                       967,274
                                                                ---------------

--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                            $   933,543,942
                                                                ===============
--------------------------------------------------------------------------------

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
  Investments, at market (cost $572,853,531)                      $ 932,576,668
  Cash                                                                      959
  Foreign currency (cost $1,122,612)                                    997,318
  Dividends receivable                                                  535,441
  Dividend reclaims receivable                                          504,138
  Receivable for fund shares sold                                       255,318
  Interest receivable                                                     1,002
                                                                  -------------
  TOTAL ASSETS                                                      934,870,844
                                                                  -------------

LIABILITIES
  Accrued expenses                                                      850,356
  Payable for fund shares redeemed                                      476,546
                                                                  -------------
  TOTAL LIABILITIES                                                   1,326,902
                                                                  -------------
    NET ASSETS                                                    $ 933,543,942
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   3,486,592
  Additional paid-in capital                                        554,286,035
  Distributions in excess of net investment income                   (2,497,259)
  Accumulated net realized gain on investments
   and foreign currency related transactions                         18,694,823
  Net unrealized appreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                   359,573,751
                                                                  -------------
    NET ASSETS                                                    $ 933,543,942
                                                                  =============

  Shares Outstanding -- $0.10 par value                              34,865,924
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       26.78
                                                                  =============


STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
  Dividends                                                       $  10,776,920
  Interest                                                              286,590
  Less: Foreign tax withheld                                         (1,174,321)
                                                                  -------------
  Total Income                                                        9,889,189
                                                                  -------------

Expenses:
  Investment advisory fees -- Note B                                  5,801,374
  Custodian fees                                                        968,997
  Printing expense                                                      140,000
  Audit fees                                                             22,734
  Directors' fees -- Note B                                              12,500
  Legal fees                                                              8,000
  Insurance expense                                                       1,741
  Registration fees                                                         916
  Other                                                                     700
                                                                  -------------
  Total Expenses                                                      6,956,962
                                                                  -------------

  Net Investment Income                                               2,932,227
                                                                  -------------

Realized and Unrealized Gain/(Loss) on
  Investments and Foreign Currencies -- Note C
  Net realized gain on investments -- Note A(1)                      79,577,048
  Net realized loss on foreign currency
   related transactions -- Note A                                    (3,505,893)
  Net change in unrealized appreciation of
   investments -- Note C                                            183,360,997
  Net change in unrealized depreciation from
   translation of assets and liabilities
   denominated in foreign currencies -- Note C                          (33,985)
                                                                  -------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                                259,398,167
                                                                  -------------
Net Increase in Net Assets
  from Operations                                                 $ 262,330,394
                                                                  =============

(1) Net of foreign capital gains tax of $4,398.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year ended December 31,
                                                                                           1999             1998
                                                                                      --------------   --------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                              $    2,932,227   $    3,351,082
   Net realized gain on investments and foreign currency related transactions             76,071,155       40,487,438
   Net change in unrealized appreciation/(depreciation) on investments and
     translation of other assets and liabilities denominated in foreign currencies       183,327,012       71,008,066
                                                                                      --------------   --------------
     Net Increase in Net Assets from Operations                                          262,330,394      114,846,586
                                                                                      --------------   --------------

 Dividends and Distributions to Shareholders from:
   Net investment income                                                                  (2,932,227)      (3,351,082)
   Distributions in excess of net investment income                                         (349,444)        (409,367)
   Net realized gain on investments                                                      (64,946,896)     (33,666,022)
                                                                                      --------------   --------------
     Total Dividends and Distributions to Shareholders                                   (68,228,567)     (37,426,471)
                                                                                      --------------    -------------

 From Capital Share Transactions:
   Net increase in net assets from capital share transactions -- Note E                  59,152,053       68,158,477
                                                                                      -------------    -------------
     Net Increase in Net Assets                                                         253,253,880      145,578,592

 Net Assets:
   Beginning of year                                                                    680,290,062      534,711,470
                                                                                      -------------    -------------
   End of year*                                                                       $ 933,543,942    $ 680,290,062
                                                                                      =============    =============

* Includes distributions in excess of net investment income of:                       $  (2,497,259)   $  (2,558,540)

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                       Year Ended December 31,
                                              ----------------------------------------------------------------------
                                                     1999         1998           1997          1996         1995
                                              ----------------------------------------------------------------------
Net asset value,
  beginning of year ........................        $20.92       $18.27         $17.26        $15.37       $14.69
                                                    ------       ------         ------        ------       ------
Income from investment operations:
  Net investment income ....................          0.10         0.13           0.15          0.15         0.16
  Net realized and unrealized
    gain on investments and
    translation of other assets and
    liabilities denominated
    in foreign currencies ..................          7.86         3.73           1.91          2.21         1.49
                                                    ------       ------         ------        ------       ------
  Net increase from
    investment operations ..................          7.96         3.86           2.06          2.36         1.65
                                                    ------       ------         ------        ------       ------

Dividends and Distributions to
  Shareholders from:
  Net investment income ....................         (0.09)       (0.11)         (0.15)        (0.14)       (0.15)
  Distributions in excess of net
    investment income ......................         (0.01)       (0.01)         (0.15)        (0.10)       (0.12)
  Net realized gain on investments
    and foreign currency related
    transactions ...........................         (2.00)       (1.09)         (0.75)        (0.23)       (0.70)
                                                    ------       ------         ------        ------       ------
  Total dividends and distributions ........         (2.10)       (1.21)         (1.05)        (0.47)       (0.97)
                                                    ------       ------         ------        ------       ------
Net asset value, end of year ...............        $26.78       $20.92         $18.27        $17.26       $15.37
                                                    ------       ------         ------        ------       ------

Total return* ..............................         39.11%       21.17%         11.93%        15.41%       11.23%
                                                    ------       ------         ------        ------       ------

Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) ........................      $933,544     $680,290       $534,711      $456,203     $317,287
  Ratio of expenses to average
    net assets .............................          0.96%        0.98%          0.97%         0.98%        0.99%
  Ratio of net investment income
    to average net assets ..................          0.40%        0.55%          0.74%         0.94%        0.97%
  Portfolio turnover
    rate ...................................            52%          47%            51%           38%          52%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 97.4%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

ARGENTINA -- 1.7%
Banks -- 0.5%
       34,800   Banco Rio de la Plata S.A. ADR*                 $       424,125
Real Estate -- 0.3%
        9,812   IRSA Inversiones Y Represente GDR                       317,050
Retail-Food -- 0.5%
       56,500   Imp. Y Exp. Patagonia                                   497,272
Telecommunications -- 0.4%
       12,170   Telefonica de Argentina S.A. ADR                        375,749
                                                                ---------------
                                                                      1,614,196
                                                                ---------------
BRAZIL -- 8.6%
Banks -- 0.5%
    5,400,000   Banco Itau S.A.                                         463,327
Gas Distribution -- 0.2%
       17,007   Ultrapar Participacoes S.A. ADR*                        195,581
Paper Products -- 0.5%
       16,870   Aracruz Celulose S.A. ADR*                              442,837
Petroleum Services -- 1.3%
       48,400   Petroleo Brasileiro S.A. ADR                          1,234,200
Real Estate -- 0.3%
       18,100   Brazil Realty S.A. GDR*                                 242,546
Retail-Food -- 0.8%
       23,720   Comp. Brasileiras de Dist. ADR*                         766,452
Telecommunications -- 3.9%
   42,000,000   Embratel Participacoes S.A.*                            702,131
       17,650   Embratel Participacoes S.A. ADR                         480,962
        9,618   Telecom. Centro Sul Participacoes ADR                   600,638
   21,027,300   Telecom. de Sao Paolo                                   286,339
       26,600   Telecom. Norte Leste Participacoes ADR*                 678,300
  115,001,000   Telecom. Sudeste Celular
                  Participacoes S.A.*                                   849,865
Textile-Apparel and Production -- 0.5%
      136,800   Confeccoes Guararapes S.A.*                             424,069
Utilities-Electric and Water -- 0.6%
       25,000   Comp. Energetica de Minas ADR                           550,000
                                                                ---------------
                                                                      7,917,247
                                                                ---------------

CHILE -- 1.4%
Chemicals -- 0.2%
        6,040   Sociedad Quimica Y Minera
                  de Chile S.A. ADR*                                    190,638
Mining -- 0.7%
       87,000   Antofagasta Hldgs.                                      604,284
Mutual Funds -- 0.3%
        8,930   Genesis Chile Fund*                                     280,223
Telecommunications -- 0.2%
       10,200   Comp. de Telecom. de Chile ADR                          186,150
                                                                ---------------
                                                                      1,261,295
                                                                ---------------
COLOMBIA -- 0.3%
Retail-Food -- 0.3%
      116,911   Almacenes Exito S.A.                                    280,586
                                                                ---------------
CZECH REPUBLIC -- 0.5%
Telecommunications -- 0.5%
       26,500   SPT Telecom. AS*                                        427,789
                                                                ---------------
GREECE -- 1.0%
Banks -- 0.4%
        4,387   Alpha Credit Bank*                                      343,517
Hospitals and Health Care -- 0.3%
        5,500   Athens Medical Care S.A.*                               284,735
Telecommunications -- 0.3%
       22,890   Panafon Hellenic Telecom S.A.*                          307,342
                                                                ---------------
                                                                        935,594
                                                                ---------------
HONG KONG -- 3.8%
Banks -- 0.5%
      160,000   Guoco Group                                             487,811
Computer Systems -- 1.7%
      636,000   Legend Hldgs. Ltd.                                    1,574,966
Conglomerates -- 0.7%
      800,000   First Pacific Co. Ltd.*                                 622,628
Real Estate -- 0.7%
       49,000   Cheung Kong Hldgs.                                      620,891
Utilities -- 0.2%
    1,116,000   Shandong Int'l. Power*                                  157,921
                                                                ---------------
                                                                      3,464,217
                                                                ---------------
HUNGARY -- 3.3%
Banks -- 1.1%
       17,500   OTP Bank*                                             1,025,152
Chemicals -- 0.5%
       11,000   BorsodChem RT                                           450,784
Pharmaceuticals -- 0.9%
       12,000   Richter Gedeon VEG*                                     789,674
Telecommunications -- 0.8%
      110,000   Matav RT*                                               770,906
                                                                ---------------
                                                                      3,036,516
                                                                ---------------
INDIA -- 12.5%
Computer Software -- 12.5%
       31,200   Aptech Ltd.*                                          1,267,366
       10,000   Hughes Software Systems*                                955,552
       16,400   Infosys Technology Ltd.                               5,472,793
       39,000   NIIT Ltd.                                             2,972,562
       17,000   Satyam Computer Services Ltd.*                          859,379
                                                                ---------------
                                                                     11,527,652
                                                                ---------------
ISRAEL -- 2.7%
Banks -- 0.7%
      317,000   Bank Leumi Le -- Israel                                 666,870
Computer Software -- 0.4%
       25,000   Sapiens Int'l. Corp. NV*                                410,938
Conglomerates -- 0.7%
       41,000   Clal Industries*                                        386,848
       11,000   Koors Industries Ltd. ADR                               220,000

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Electronic Equipment -- 0.2%
        5,700   ECI Telecom. Ltd.                               $       180,263
Telecommunications -- 0.7%
       37,000   Elbit Ltd.*                                             654,437
                                                                ---------------
                                                                      2,519,356
                                                                ---------------
MALAYSIA -- 3.0%
Banks -- 1.3%
      351,000   Malayan Banking Berhad                                1,246,974
Food, Beverage and Tobacco -- 0.2%
      130,000   RJ Reynolds Berhad                                      161,474
Telecommunications -- 0.7%
    1,100,000   Technology Resources Inds. Berhad*                      680,263
Utilities -- 0.8%
      271,000   Tenaga Nasional                                         698,895
                                                                ---------------
                                                                      2,787,606
                                                                ---------------
MEXICO -- 12.0%
Banks -- 0.7%
      160,000   Grupo Financiero Banamex
                  Accival S.A. de C.V.*                                 641,689
Conglomerates -- 1.2%
       82,600   Alfa S.A.*                                              387,937
       11,280   Desc S.A. de C.V. ADR*                                  188,940
       11,200   Fomento Economico Mexicano ADR*                         498,400
Construction -- 0.4%
      231,600   Consorcio Ara S.A. de C.V.*                             383,759
Financial Services -- 0.3%
      201,400   Grupo Financiero Banorte*                               303,960
Food, Beverage and Tobacco -- 0.7%
      222,000   Grupo Continental                                       323,335
      140,000   Grupo Industrial Bimbo S.A.*                            312,507
Media and Entertainment -- 2.3%
      340,000   Corp. Interamericana Entretenimiento*                 1,358,206
       11,900   Grupo Television S.A. de C.V. ADR*                      812,175
Metals -- 0.7%
       46,900   Tubos de Acero*                                         618,239
Paper Products -- 0.4%
      104,000   Kimberly Clark Mexico                                   406,121
Real Estate -- 0.4%
       95,300   Corp. Geo S.A. de C.V.*                                 359,072
Retail Trade -- 1.1%
       62,400   Grupo Elektra S.A. de C.V. GDR*                         600,600
       82,700   Organiz. Soriana*                                       379,678
Telecommunications -- 3.8%
      110,500   Grupo Carso Global Telecom.*                          1,037,942
       21,800   Telefonos de Mexico S.A. ADR                          2,452,500
                                                                ---------------
                                                                     11,065,060
                                                                ---------------
PANAMA -- 0.3%
 Banks -- 0.3%
       13,800   Banco Latinoamericano de
                  Exportaciones S.A.*                                   324,300
                                                                ---------------
PEOPLE'S REPUBLIC OF CHINA -- 0.4%
Electrical Equipment -- 0.4%
      500,000   Guandong Kelon Elec. Hldgs.*                            379,494
                                                                ---------------
PERU -- 1.0%
Banks -- 0.2%
       18,300   Credicorp Ltd.*                                         219,600
Mining -- 0.4%
       20,700   Comp. de Minas Buenaventura ADR                         332,494
Telecommunications -- 0.4%
       26,400   Telefonica del Peru S.A. ADR                            353,100
                                                                ---------------
                                                                        905,194
POLAND -- 1.4%
Banks -- 0.5%
       15,260   Bank Roswoju Eksport*                                   483,449
Metals -- 0.4%
       58,500   KGHM Polska Miedz                                       367,836
Telecommunications -- 0.5%
       70,000   Telekomunikacja Polska GDR                              446,250
                                                                ---------------
                                                                      1,297,535
                                                                ---------------
QATAR -- 0.7%
Computer Software -- 0.7%
       86,000   Qatar Tele QSC (Q-Tell) GDR*                            660,050
                                                                ---------------
SOUTH AFRICA -- 6.9%
Banks -- 0.7%
      150,000   Standard Bank Investment Corp. Ltd.*                    622,664
Conglomerates -- 1.0%
       90,000   Bidvest Group Ltd.*                                     878,798
Electronic Equipment -- 2.0%
       32,000   MIH Ltd. Tortola*                                     1,888,000
Metals -- 0.6%
      170,000   Gold Fields of South Africa*                            414,297
      139,800   Northam Platinum                                        174,892
Mining -- 1.7%
       78,000   Anglovaal Mining Ltd.                                   679,253
      117,000   Ashanti Goldfields Co. Ltd. GDR*                        307,125
       19,600   De Beers Centenary                                      570,008
Tobacco -- 0.9%
       33,000   Compagnie Financiere Richemont AG                       816,019
                                                                ---------------
                                                                      6,351,056
                                                                ---------------
SOUTH KOREA -- 16.4%
Banks -- 1.0%
       56,300   Hanvit Bank GDR*                                        363,135
       41,816   Kookmin Bank GDR                                        607,377
Conglomerates -- 1.1%
       68,000   Samsung Co.*                                          1,018,054
Construction -- 1.1%
       25,797   Tae Young Corp.*                                        999,620

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------

Electronic Equipment -- 6.2%
     77,000   Comtec System*                                    $     1,044,298
     53,250   Sam Hwa Electronics Co.*                                  914,465
     13,000   Samsung Electro-Mechanics Co.*                            864,377
     12,400   Samsung Electronics*                                    2,904,800
Financial Services -- 0.7%
     30,000   Dongwon Securities*                                       647,292
Metals -- 1.8%
     46,200   Pohang Iron & Steel Co. Ltd. ADR                        1,617,000
Telecommunications -- 1.4%
     33,990   SK Telecom Ltd. ADR                                     1,304,366
Telecommunications-Specialty -- 1.9%
     26,100   Korea Thrunet Co. Ltd.*                                 1,771,538
Utilities-Electric -- 1.2%
     65,000   Korea Electric Power Corp. ADR                          1,088,750
                                                                ---------------
                                                                     15,145,072
                                                                ---------------
SPAIN -- 1.1%
Telecommunications-Specialty -- 1.1%
     18,000   Terra Networks S.A. ADR*                                  985,500
                                                                ---------------
TAIWAN -- 11.2%
Banks -- 0.9%
    697,000   First Commercial Bank*                                    868,335
        101   ICBC*                                                         113
Electronics and Instruments -- 9.6%
    264,500   Accton Technology Corp.*                                  897,539
    164,000   Accton Technology Corp. GDR*                            1,193,100
    147,000   Hon Hai Precision*                                      1,096,001
    541,000   Mitac Int'l. Corp.*                                       829,125
    235,200   Taiwan Secom*                                             674,462
    294,340   Taiwan Semiconductor*                                   1,566,187
    434,200   United Micro Electronic*                                1,549,479
     44,000   Winbond Electronic Corp. GDR*                           1,017,500
Financial Services -- 0.7%
    424,200   China Development Industrial Bank*                        675,801
                                                                ---------------
                                                                     10,367,642
                                                                ---------------
THAILAND -- 1.6%
Real Estate -- 0.8%
  1,523,300   Golden Land Ppty.*                                        788,646
Telecommunications -- 0.8%
    180,000   Total Access Communication
                Public Co.*                                             709,200
                                                                ---------------
                                                                      1,497,846
                                                                ---------------
TURKEY -- 5.0%
Banks -- 3.0%
    110,700   Haci Omer Sabanci Hldgs. S.A. ADR*                      1,466,775
 41,260,000   Yapi ve Kredi Bankasi A.S.*                             1,274,161
Electronic Equipment -- 0.5%
  1,876,000   Vestel Elektronik Sanayi ve Ticaret A.S.*                 449,631
Media -- 1.0%
 50,400,000   Hurriyet Gazetecilik ve Matbaacilik A.S.*                 929,204
Retail-Appliances -- 0.5%
  7,706,000   Arcelik A.S.*                                     $       504,357
                                                                ---------------
                                                                      4,624,128
                                                                ---------------
VENEZUELA -- 0.6%
Telecommunications -- 0.6%
     21,000   Compania Anonima Nacional
                Telefonos de Venezuela ADR*                             517,125
                                                                ---------------
TOTAL COMMON STOCKS
  (Cost $60,180,272)                                                 89,892,056
                                                                ---------------
------------------------
PREFERRED STOCKS -- 1.5%
------------------------
     20,900   Comp. Vale do Rio Doce                            $       578,467
     94,000   Confeccoes Guararapes S.A. *                              291,392
    521,000   Itausa -- Investimentos Itau S.A.                         539,314
                                                                ---------------
TOTAL PREFERRED STOCKS
  (Cost $1,151,741)                                                   1,409,173
                                                                ---------------
----------------------------
REPURCHASE AGREEMENT -- 1.7%
----------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$ 1,545,000   State Street Bank & Trust Co.
              repurchase agreement, dated
              12/31/99, maturity value
              $1,545,322 at 2.50% due 1/3/00(1)                 $     1,545,000
                                                                ---------------
TOTAL REPURCHASE AGREEMENT
  (Cost $1,545,000)                                                   1,545,000
                                                                ---------------
TOTAL INVESTMENTS -- 100.6%
  (Cost $62,877,013)                                                 92,846,229
LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND OTHER
    ASSETS -- (0.6%)                                                  (589,805)
                                                                ---------------
NET ASSETS -- 100.0%                                            $    92,256,424
                                                                ---------------

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $62,877,013)                      $  92,846,229
   Cash                                                                     788
   Foreign currency (cost $235,514)                                     237,422
   Receivable for fund shares sold                                      250,229
   Dividends receivable                                                 165,448
   Dividend reclaims receivable                                             316
   Interest receivable                                                      107
                                                                  -------------
   TOTAL ASSETS                                                      93,500,539
                                                                  -------------
LIABILITIES
   Accrued foreign capital gains tax                                  1,124,027
   Accrued expenses                                                     120,088
                                                                  -------------
   TOTAL LIABILITIES                                                  1,244,115
                                                                  -------------
     NET ASSETS                                                   $  92,256,424
                                                                  =============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $     724,533
   Additional paid-in capital                                        73,356,548
   Distributions in excess of net investment income                  (1,236,713)
   Accumulated net realized loss on
     investments and foreign currency
     related transactions                                           (10,549,733)
   Net unrealized appreciation of investments
     and translation of other assets and
     liabilities denominated in foreign currencies                   29,961,789
                                                                  -------------
     NET ASSETS                                                   $  92,256,424
                                                                  =============
   Shares Outstanding -- $0.10 par value                              7,245,334
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       12.73
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Dividends                                                      $     994,214
   Interest                                                              93,498
   Less: Foreign tax withheld                                          (116,468)
                                                                  -------------
   Total Income                                                         971,244
                                                                  -------------

Expenses:
   Investment advisory fees -- Note B                                   622,152
   Custodian fees                                                       222,206
   Audit fees                                                            22,733
   Printing expense                                                      15,000
   Directors' fees -- Note B                                             12,500
   Registration fees                                                      2,000
   Legal fees                                                             1,019
   Amortization of organization cost                                        400
   Insurance expense                                                        129
   Other                                                                    700
                                                                  -------------
   Total Expenses                                                       898,839
                                                                  -------------

   Net Investment Income                                                 72,405
                                                                  -------------

Realized and Unrealized Gain/(Loss) on
 Investments and Foreign Currencies -- Note C
   Net realized gain on investments -- Note A                         4,361,428
   Net realized loss on foreign currency related
     transactions -- Note A                                            (239,066)
   Net change in unrealized depreciation of
     investments -- Note C                                           34,299,017
   Net change in unrealized depreciation from
     translation of other assets and liabilities
     denominated in foreign currencies -- Note C                         (2,961)
   Foreign Capital Gains Tax                                         (1,384,923)
                                                                  -------------

Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                                 37,033,495
                                                                  -------------

Net Increase in Net Assets
  from Operations                                                 $  37,105,900
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  Year ended December 31,
                                                                                                  1999                 1998
                                                                                              -----------          -----------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                                   $      72,405        $     754,935
    Net realized gain/(loss) on investments and foreign currency related transactions           2,737,439          (13,850,318)
    Net change in unrealized appreciation/(depreciation) on investments and
  translation of other assets and liabilities denominated in foreign currencies                34,296,056           (7,925,022)
                                                                                            -------------        -------------
      Net Increase/(Decrease) in Net Assets from Operations                                    37,105,900          (21,020,405)
                                                                                            -------------        -------------
  Distributions to Shareholders from:
    Tax return of capital                                                                              --             (481,281)
                                                                                            -------------        -------------
      Total Distributions to Shareholders                                                              --             (481,281)
                                                                                            -------------        -------------
  From Capital Share Transactions:
    Net increase/(decrease) in net assets from capital share transactions-- Note E              4,486,963          (14,848,462)
                                                                                            -------------        -------------
      Net Increase/(Decrease) in Net Assets                                                    41,592,863          (36,350,148)

  Net Assets:
    Beginning of year                                                                          50,663,561           87,013,709
                                                                                            -------------        -------------
    End of year*                                                                            $  92,256,424        $  50,663,561
                                                                                            =============        =============

* Includes distributions in excess of net investment income of:                             $  (1,236,713)       $     (32,675)

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                    Year Ended December 31,
                                                                ------------------------------------------------------------
                                                                        1999        1998        1997       1996      1995
                                                                ------------------------------------------------------------
Net asset value,
  beginning of year..............................................      $ 7.39      $10.17      $10.54     $ 8.46     $8.68
                                                                       ------      ------      ------     ------     -----
Income from investment operations:
  Net investment income..........................................        0.01        0.09        0.09       0.07      0.07
  Net realized and unrealized gain/(loss) on
    investments and translation of other
    assets and liabilities denominated in
    foreign currency.............................................        5.33       (2.81)       0.12       2.01     (0.12)
                                                                       ------      ------      ------     ------     -----
 Net increase/(decrease) from investment
    operations...................................................        5.34       (2.72)       0.21       2.08     (0.05)
                                                                       ------      ------      ------     ------     -----
Dividends and Distributions
 to Shareholders from:
  Net investment income..........................................          --          --       (0.06)        --     (0.07)
  Distributions in excess of
   net investment income.........................................          --          --          --         --     (0.10)
  Net realized gain on investments...............................          --          --       (0.33)        --        --
  In excess of net realized gain on investments..................          --          --       (0.19)        --        --
  Tax return of capital..........................................          --       (0.06)         --         --        --
                                                                       ------      ------      ------     ------     -----
 Total dividends and distributions...............................          --       (0.06)      (0.58)        --     (0.17)
                                                                       ------      ------      ------     ------     -----
Net asset value, end of year.....................................      $12.73      $ 7.39      $10.17     $10.54     $8.46
                                                                       ------      ------      ------     ------     -----

Total return*....................................................       72.26%     (26.77)%      1.97%     24.59%    (0.60)%
                                                                       ------      ------      ------     ------     -----
Ratios/supplemental data:
  Net assets, end of year (000's omitted)........................     $92,256     $50,664     $87,014    $67,062   $34,218
  Ratio of expenses to average net assets........................        1.44%       1.49%       1.40%      1.53%     1.67%
  Ratio of net investment income to average net assets...........        0.12%       1.16%       0.76%      0.85%     0.89%
  Portfolio turnover rate........................................          96%         69%         64%        46%       52%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 90.2%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 0.7%
      11,200     Alliant Techsystems, Inc.*                        $    697,900
      20,200     L-3 Comm. Hldgs., Inc.*                                840,825
      15,100     Newport News Shipbuilding Corp.                        415,250
                                                                   ------------
                                                                      1,953,975
                                                                   ------------
Appliance and Furniture -- 0.7%
      60,150     Ethan Allen Interiors, Inc.                          1,928,559

Biotechnology -- 1.5%
      25,400     Caliper Technologies, Inc.*                          1,695,450
      15,400     Enzon, Inc.*                                           667,975
       6,900     Millenium Pharmaceuticals, Inc.*                       841,800
       6,800     Sepracor, Inc.*                                        674,475
                                                                   ------------
                                                                      3,879,700
                                                                   ------------
Broadcasting -- 8.3%
       5,000     ACME Comm., Inc.*                                      166,250
      51,000     Adelphia Comm. Corp.*                                3,346,875
      62,800     Citadel Comm. Corp.*                                 4,074,150
      26,200     Classic Comm., Inc.*                                   957,938
      37,238     Cox Comm., Inc.*                                     1,917,757
      17,300     Cox Radio, Inc.*                                     1,725,675
      23,500     Cumulus Media, Inc.*                                 1,192,625
      25,200     Entercom Comm. Corp.*                                1,663,200
      34,300     Insight Enterprises, Inc.*                           1,016,138
      34,200     Jones Intercable, Inc.*                              2,370,488
       9,600     OpenTV Corp.*                                          770,400
      10,000     Radio Unica Comm., Inc.*                               288,750
       8,000     RealNetworks, Inc.*                                    962,500
      25,000     Spanish Broadcasting Systems, Inc.*                  1,006,250
                                                                   ------------
                                                                     21,458,996
                                                                   ------------
Building Materials and Homebuilders -- 3.6%
      16,000     Centex Corp.                                           395,000
      58,000     Crossman Communities, Inc.*                            899,000
      18,900     Elcor Chemical Corp.                                   569,362
      58,000     Lafarge Corp.                                        1,602,250
      51,000     M.D.C. Hldgs., Inc.                                    800,062
      21,300     Martin Marietta Materials, Inc.                        873,300
      47,550     National RV Hldgs., Inc.*                              915,337
      17,600     Southdown, Inc.                                        908,600
      61,800     Thor Industries, Inc.                                1,881,038
      55,000     U.S. Concrete, Inc.*                                   330,000
                                                                   ------------
                                                                      9,173,949
                                                                   ------------
Capital Goods-Miscellaneous Technology -- 4.4%
      18,336     At Home, Inc.*                                         786,156
      10,600     CMGI, Inc.*                                          2,934,875
       6,200     CNET, Inc.*                                            351,850
      17,200     Critical Path, Inc.*                                 1,623,250
       1,000     Freemarkets, Inc.*                                     341,313

       6,300     Intertrust Technologies Corp.*                         741,037
      31,600     National Computer Systems, Inc.                      1,188,950
      10,000     Netzero, Inc.*                                         269,375
      23,100     Profit Recovery Group Int'l., Inc.*                    613,594
      34,000     Xircom, Inc.*                                        2,550,000
                                                                   ------------
                                                                     11,400,400
                                                                   ------------
Chemicals -- 1.0%
      24,000     Cabot Corp.                                            489,000
      13,100     Dexter Corp.                                           520,725
      16,500     MacDermid, Inc.                                        677,531
      29,900     Spartech Corp.                                         964,275
                                                                   ------------
                                                                      2,651,531
                                                                   ------------
Computer Software -- 9.1%
       3,000     Agile Software Corp.*                                  651,703
       6,300     Akamai Technologies, Inc.*                           2,064,037
       9,200     Bea Systems, Inc.*                                     643,425
      10,600     Broadvision, Inc.*                                   1,802,662
       5,400     Commerce One, Inc.*                                  1,061,100
       8,000     Cybersource Corp.*                                     414,000
       4,700     Digital Impact, Inc.*                                  235,587
       2,500     E.Piphany, Inc.*                                       557,812
       3,100     Engage Technologies, Inc.*                             186,000
      22,600     Fulton Financial Corp.                                 406,800
      15,000     Inktomi Corp.*                                       1,331,250
       3,700     Interwoven, Inc.*                                      450,013
      10,000     KANA Comm., Inc.*                                    2,050,000
       9,300     Legato Systems, Inc.*                                  639,956
      29,900     Macromedia, Inc.*                                    2,186,438
       6,100     Mercury Interactive Corp.*                             658,419
       3,000     Red Hat, Inc.*                                         633,750
       2,500     Silknet Software, Inc.*                                414,375
       1,200     VA Linux Systems, Inc.*                                247,950
      22,800     VeriSign, Inc.*                                      4,353,375
      12,500     Visio Corp.*                                           593,750
       8,300     Vitria Technology, Inc.*                             1,942,200
                                                                   ------------
                                                                     23,524,602
                                                                   ------------
Computer Systems -- 4.2%
       5,000     Alteon Websystems, Inc.*                               438,750
       6,200     Cacheflow, Inc.*                                       810,263
       4,100     Cobalt Networks, Inc.*                                 444,338
       8,800     Emulex Corp.*                                          990,000
      10,800     FiniStar Corp.*                                        970,650
         500     Foundry Networks, Inc.*                                150,844
      25,600     Henry Jack & Associates, Inc.                        1,374,400
      34,300     The Intercept Group, Inc.*                           1,018,281
       6,300     JNI Corp.*                                             415,800
      50,000     Network Appliance, Inc.*                             4,153,125
                                                                   ------------
                                                                     10,766,451
                                                                   ------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Drugs and Hospitals -- 2.3%
      23,700     Alpharma, Inc.                                      $  728,775
       9,500     Andrx Corp.*                                           401,969
       8,000     Idec Pharmaceuticals Corp.*                            786,000
      28,600     Jones Pharma, Inc.                                   1,242,312
      21,100     King Pharmaceuticals, Inc.*                          1,182,919
      59,350     United Payors & United Prov., Inc.*                    982,984
      19,200     Watson Pharmaceuticals, Inc.*                          687,600
                                                                   ------------
                                                                      6,012,559
                                                                   ------------
Electrical Equipment -- 2.1%
      25,000     Celestica, Inc.*                                     1,387,500
      15,600     DII Group, Inc.*                                     1,107,112
      20,800     Flextronics Int'l. Ltd.*                               956,800
      44,500     Plexus Corp.*                                        1,958,000
                                                                   ------------
                                                                      5,409,412
                                                                   ------------
Electronics and Instruments -- 0.2%
      11,000     Power Integrations, Inc.*                              527,312

Electronics-Semiconductors -- 1.0%
      11,800     AVX Corp.                                              589,262
       9,400     Epcos AG*                                              702,063
      22,500     Integrated Device Technology, Inc.*                    652,500
      11,700     Lattice Semiconductor Corp.*                           551,363
                                                                   ------------
                                                                      2,495,188
                                                                   ------------
Entertainment -- 0.0%
       5,000     World Wrestling Federation Etmt.*                       86,250

Financial-Banks -- 4.8%
      11,800     Commerce Bancorp, Inc.*                                477,162
      28,300     Cullen Frost Bankers, Inc.                             728,725
      38,800     First Tenn Nat'l. Corp.                              1,105,800
       1,000     M & T Bank Corp.                                       414,250
      20,300     Marshall & Ilsley Corp.*                             1,275,094
      36,000     National Commerce Bancorp                              816,750
      75,200     North Fork Bancorp                                   1,316,000
      26,500     U.S. Trust Corp.                                     2,124,969
      58,800     Valley National Bancorp                              1,646,400
      42,100     Zions Bancorp                                        2,491,794
                                                                   ------------
                                                                     12,396,944
                                                                   ------------
Financial-Other -- 0.9%
      24,000     Dain Rauscher Corp.                                  1,116,000
      27,300     DLJ Direct*                                            370,256
       6,100     Investment Technology Group, Inc.*                     175,375
       6,100     Jefferies Group, Inc.                                  134,200
      13,300     Legg Mason, Inc.                                       482,125
                                                                   ------------
                                                                      2,277,956
                                                                   ------------
Financial-Thrift -- 2.0%
      65,000     Bay View Capital Corp.*                           $    922,187
      41,900     Commercial Federal Corp.                               746,344
      27,500     Dime Bancorp, Inc.*                                    415,938
     130,148     Peoples Heritage Financial Group*                    1,960,354
      40,000     Waddell & Reed Financial, Inc.                       1,085,000
                                                                   ------------
                                                                      5,129,823
                                                                   ------------
Food, Beverage and Tobacco -- 0.6%
      31,300     Adolph Coors Co.                                     1,643,250
                                                                   ------------
Footwear -- 0.0%
       7,600     Madden Steven Ltd.*                                    144,875
                                                                   ------------
Household Products -- 0.4%
      37,400     Church & Dwight, Inc.                                  998,112
                                                                   ------------
Insurance -- 0.7%
      19,500     Arthur J. Gallagher & Co.                            1,262,625
      13,600     Hilb Rogal & Hamilton Co.                              384,200
      11,900     State Auto Financial Corp.                             108,587
                                                                   ------------
                                                                      1,755,412
                                                                   ------------
Machinery and Equipment -- 0.7%
      57,300     JLG Industries, Inc.                                   913,219
      27,800     Terex Corp.*                                           771,450
                                                                   ------------
                                                                      1,684,669
                                                                   ------------
Machinery-Industrial Specialty -- 0.2%
      24,900     Shaw Group, Inc.*                                      630,281
                                                                   ------------
Merchandising-Food -- 0.6%
     152,600     Grand Union Co.*                                     1,545,075
                                                                   ------------
Merchandising-Special -- 4.4%
      42,700    3 DO Co.*                                               388,303
      56,000    Ames Department Stores, Inc.*                         1,613,500
      20,000    Ann Taylor Stores Corp.*                                688,750
      96,100    BJ's Wholesale Club, Inc.*                            3,507,650
      31,700    JAKKS Pacific, Inc.*                                    592,394
      11,300    THQ, Inc.*                                              262,019
      36,200    United Stationers, Inc.*                              1,033,963
      70,300    Zale Corp.*                                           3,400,762
                                                                   ------------
                                                                     11,487,341
                                                                   ------------
 Metals-Miscellaneous-- 0.1%
      20,700    Ucar Int'l. Corp.*                                      368,719
                                                                   ------------

 Miscellaneous-Capital Goods-- 0.2%
      12,300    American Standards Cos., Inc.*                          564,263
                                                                   ------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------

Miscellaneous-Consumer Growth Cyclical -- 1.6%
       9,500    Agency.com Ltd.*                                     $  484,500
       5,300    Go2Net*                                                 461,100
      16,700    Netratings, Inc.*                                       803,688
       4,800    Retek, Inc.*                                            361,200
       7,000    Sapient Corp.*                                          986,562
       5,000    Viant Corp.*                                            495,000
      16,000    Xpedior, Inc.*                                          460,000
                                                                   ------------
                                                                      4,052,050
                                                                   ------------
Miscellaneous-Consumer Growth Staples -- 4.6%
      20,000    Expedia, Inc.*                                          700,000
      28,200    Intuit, Inc.*                                         1,690,237
      16,900    Lamar Advertising Co.*                                1,023,506
      26,300    Learning Tree Int'l.*                                   736,400
      65,000    Optimal Robotics Corp.*                               2,421,250
      89,800    Valassis Comm., Inc.*                                 3,794,050
      20,500    Young & Rubicam, Inc.                                 1,450,375
                                                                   ------------
                                                                     11,815,818
                                                                   ------------
Oil and Gas Producing -- 1.0%
      15,100    Barrett Resources Corp.*                                444,506
      31,600    Louis Dreyfus Natural Gas Corp.*                        572,750
      19,500    Newfield Exploration Co.*                               521,625
      29,250    Spinnaker Exploration Co.*                              413,156
      15,700    Stone Energy Corp.*                                     559,313
                                                                   ------------
                                                                      2,511,350
                                                                   ------------
Oil and Gas Services -- 1.9%
      62,900    B.J. Svcs. Co.*                                       2,630,006
      11,400    Cooper Cameron Corp.*                                   557,888
      33,000    Maverick Tube Corp.*                                    814,687
      60,000    Veritas DGC, Inc.*                                      840,000
                                                                   ------------
                                                                      4,842,581
                                                                   ------------
Paper and Forest Products -- 0.4%
      33,700    Abitibi-Consolidated, Inc.                              400,188
      10,700    Bowater, Inc.                                           581,144
                                                                   ------------
                                                                        981,332
                                                                   ------------
Real Estate Investment Trust -- 0.4%
      14,900    Alexandria Real Estate Equities                         474,006
      16,000    Home Pptys. NY, Inc.                                    439,000
                                                                   ------------
                                                                        913,006
                                                                   ------------
Semiconductors -- 1.9%
      46,000    Advanced Micro Devices, Inc.*                         1,331,125
      14,300    Kemet Corp.*                                            644,394
      18,600    QLogic Corp.*                                         2,973,675
                                                                   ------------
                                                                      4,949,194
                                                                   ------------
Semiconductors-Communications -- 4.9%
      25,200    Applied Micro Circuits Corp.*                         3,206,700
      13,200    AudioCodes Ltd.*                                      1,214,400
      18,200    Cypress Semiconductor Corp.*                            589,225
       7,400    DSP Group, Inc.*                                        688,200
      13,300    Exar Corp.*                                             783,037
      25,400    Metalink Ltd.*                                          517,525
       8,600    RF Micro Devices, Inc.*                                 588,562
      11,300    Semtech Corp.*                                          589,012
      18,300    Transwitch Corp.*                                     1,327,894
      68,000    Xilinx, Inc.*                                         3,091,875
                                                                   ------------
                                                                     12,596,430
                                                                   ------------
Semiconductors-Equipment -- 2.1%
      19,000    Advanced Energy Industries*                             935,750
       9,600    Credence Systems Corp.*                                 830,400
      11,000    Cymer Corp.*                                            506,000
      14,100    Helix Technology Corp.                                  631,856
      16,400    KLA-Tencor Corp.*                                     1,826,550
       6,800    Lam Resh Corp.*                                         758,625
                                                                   ------------
                                                                      5,489,181
                                                                   ------------
Telecommunications -- 0.9%
      25,400    Airnet Comm., Inc.*                                     923,925
      55,500    Gric Comm., Inc.*                                     1,408,313
                                                                   ------------
                                                                      2,332,238
                                                                   ------------
Telecommunications-Equipment -- 6.3%
       7,500    Aether Systems, Inc.*                                   537,188
      21,500    American Tower Corp.*                                   657,094
      44,000    CommScope, Inc.*                                      1,773,750
      24,800    Crown Castle, Int'l.*                                   796,700
       9,600    Deltathree Comm., Inc.*                                 247,200
      24,000    Dycom Industries, Inc.*                               1,057,500
      19,200    E Tek Dynamics, Inc.*                                 2,584,800
       6,600    Harmonic, Inc.*                                         626,588
       4,000    Juniper Networks, Inc.*                               1,360,000
      12,700    Metasolv Software, Inc.*                              1,038,225
       4,300    Optical Coating Lab., Inc.                            1,272,800
      17,200    Pinnacle Hldgs.*                                        728,850
       9,100    Scientific Atlanta, Inc.                                506,188
      13,900    SDL, Inc.*                                            3,030,200
                                                                   ------------
                                                                     16,217,083
                                                                   ------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Telecommunications-Specialty -- 5.5%
      35,800    Exodus Comm., Inc.*                                $  3,179,488
      14,600    Intermedia Comm., Inc.*                                 566,663
      17,700    ITC Deltacom*                                           488,962
      30,550    Metromedia Fiber Network, Inc.*                       1,464,491
      22,200    Next Level Comm., Inc.*                               1,662,225
      60,000    Primus Telecomm. Group, Inc.*                         2,295,000
       7,500    Silicon Image, Inc.*                                    525,469
       4,000    Sycamore Networks, Inc.*                              1,232,000
      14,200    Telecorp PCS, Inc.*                                     539,600
      13,900    Time Warner Telecom, Inc.*                              694,131
      16,200    Tritel, Inc.*                                           513,338
      12,400    Virata Corp.*                                           370,450
       8,800    Winstar Comm., Inc.*                                    662,200
                                                                   ------------
                                                                     14,194,017
                                                                   ------------
Textile-Apparel and Production -- 0.7%
      29,000    Mohawk Industries, Inc.*                                764,875
      65,000    Shaw Industries, Inc.                                 1,003,437
                                                                   ------------
                                                                      1,768,312
                                                                   ------------
Utilities-Electric -- 2.4%
      39,300    Calpine Corp.*                                        2,515,200
       9,000    CH Energy Group                                         297,000
      16,200    Energy East Corp.*                                      337,162
      66,100    Nisource, Inc.*                                       1,181,538
       5,500    Otter Tail Power Co.                                    206,250
      24,700    Philadelphia Subn. Corp.*                               510,981
      31,000    TNP Enterprises, Inc.                                 1,278,750
                                                                   ------------
                                                                      6,326,881
                                                                   ------------
Utilities-Gas and Pipeline -- 0.6%
      15,700    Equitable Res., Inc.                                    523,987
      30,800    Midcoast Energy Res.                                    515,900
      12,600    National Fuel Gas Co.                                   585,900
                                                                   ------------
                                                                      1,625,787
                                                                   ------------
Utilities-Water -- 0.3%
      10,400    E'Town Corp.                                            647,400
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $150,112,987)                                               233,158,264
                                                                   ------------

---------------------------
REPURCHASE AGREEMENT-- 8.3%
---------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$  21,355,000   State Street Bank & Trust Co.
                repurchase agreement,
                dated 12/31/99, maturity
                value $21,360,784 at 3.25%,
                due 1/3/00(1)                                      $ 21,355,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $21,355,000)                                                 21,355,000
                                                                   ------------
TOTAL INVESTMENTS -- 98.5%
  (Cost $171,467,987)                                               254,513,264

CASH, RECEIVABLES AND OTHER
   ASSETS LESS LIABILITIES -- 1.5%                                    3,905,962
                                                                   ------------

--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $258,419,226
                                                                   ============
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
  Investments, at market (cost $171,467,987)                      $ 254,513,264
  Cash                                                                      819
  Receivable for securities sold                                      4,167,237
  Receivable for fund shares sold                                        84,480
  Dividends receivable                                                   80,631
  Interest receivable                                                     1,928
  Other assets                                                              317
                                                                  -------------
  TOTAL ASSETS                                                      258,848,676
                                                                  -------------

LIABILITIES
  Accrued expenses                                                      178,828
  Payable for fund shares redeemed                                      168,334
  Payable for securities purchased                                       82,288
                                                                  -------------
  TOTAL LIABILITIES                                                     429,450
                                                                  -------------
    NET ASSETS                                                    $ 258,419,226
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   1,503,948
  Additional paid-in capital                                        185,227,068
  Accumulated net realized loss
    on investments                                                  (11,357,119)
  Net unrealized appreciation of investments                         83,045,329
                                                                  -------------
    NET ASSETS                                                    $ 258,419,226
                                                                  =============

  Shares Outstanding -- $0.10 par value                              15,039,482
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       17.18
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
  Dividends                                                       $   1,152,055
  Interest                                                              754,759
  Less: Foreign tax withheld                                               (683)
                                                                  -------------
  Total Income                                                        1,906,131
                                                                  -------------

Expenses:
  Investment advisory fees -- Note B                                  1,428,136
  Custodian fees                                                         84,250
  Printing expense                                                       32,734
  Audit fees                                                             19,232
  Directors' fees -- Note B                                              12,500
  Legal fees                                                              1,600
  Insurance expense                                                         495
  Registration fees                                                         401
  Amortization of organization cost                                         299
  Other                                                                     700
                                                                  -------------
  Total Expenses                                                      1,580,347
                                                                  -------------
  Net Investment Income                                                 325,784
                                                                  -------------

Realized and Unrealized Gain/(Loss)
  on Investments-- Note C
  Net realized gain on investments-- Note A                             684,433
  Net change in unrealized appreciation of
   investments -- Note C                                             64,256,789
                                                                  -------------
Net Realized and Unrealized Gain
  on Investments                                                     64,941,222
                                                                  -------------
Net Increase in Net Assets
  from Operations                                                 $  65,267,006
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year ended December 31,
                                                                                              1999                1998
                                                                                         -------------       -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                                 $     325,784       $     182,802
   Net realized gain/(loss) on investments                                                     684,433         (12,128,562)
   Net change in unrealized appreciation of investments                                     64,256,789          11,582,495
                                                                                         -------------       -------------
     Net Increase/(Decrease) in Net Assets from Operations                                  65,267,006            (363,265)
                                                                                         -------------       -------------
 Dividends and Distributions to Shareholders from:
   Net investment income                                                                      (283,666)           (181,463)
   Tax return of capital                                                                       (43,726)                 --
   Net realized gain on investments                                                                 --            (848,131)
                                                                                         -------------       -------------
     Total Dividends and Distributions to Shareholders                                        (327,392)         (1,029,594)
                                                                                         -------------       -------------
 From Capital Share Transactions:
   Net increase/(decrease) in net assets from capital share transactions -- Note E            (113,289)        107,236,357
                                                                                         -------------       -------------
     Net Increase in Net Assets                                                             64,826,325         105,843,498

 Net Assets:
   Beginning of year                                                                       193,592,901          87,749,403
                                                                                         -------------       -------------
   End of year                                                                           $ 258,419,226       $ 193,592,901
                                                                                         =============       =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                   Year Ended December 31,       April 2, 1997*
                                              ---------------------------------  to December 31,
                                                  1999                1998             1997
------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period...................         $12.74              $13.63           $10.00
                                               --------            --------         --------
Income from investment
  operations:
  Net investment
   income................................          0.02                0.01             0.03
  Net realized and
   unrealized gain/
  (loss) on investments..................          4.44               (0.79)            3.80
                                               --------            --------         --------
  Net increase/(decrease)
  from investment
  operations.............................          4.46               (0.78)            3.83
                                               --------            --------         --------

Dividends and Distributions
  to Shareholders from:
  Net investment income.................          (0.02)              (0.01)           (0.03)
  Net realized gain.....................             --               (0.10)           (0.17)
                                               --------            --------         --------
  Total dividends and
   distributions........................          (0.02)              (0.11)           (0.20)
                                               --------            --------         --------
Net asset value, end of
  period................................         $17.18              $12.74           $13.63
                                               --------            --------         --------

Total return(a).........................          35.04%              (5.75)%          38.32%
                                               --------            --------         --------
Ratios/supplemental data:
  Net assets, end of period
   (000's omitted)......................       $258,419            $193,593         $ 87,749
  Ratio of expenses to
   average net assets...................           0.83%               0.89%            0.96%(b)
  Ratio of net investment
   income to average net assets.........           0.17%               0.17%            0.48%(b)
  Portfolio turnover
   rate.................................            100%                 59%              22%

*     Commencement of operations.

(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(b)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------

----------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are sold only to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life).

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U. S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. None of the Funds will enter into a forward foreign currency contract if such contract would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      BGIF and BGEMF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Taxes

      Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Withholding taxes on foreign interest, dividends and capital gains in the BGIF and BGEMF have been provided for in accordance with the applicable country's tax rules and rates.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

      At December 31, 1999, for federal income tax purposes, the following Funds have net capital losses carryforward of:

                                Amount      Expiration Date
                                ------      ---------------
BGEMF                        $10,098,984         2006
GSCSF                          9,591,694         2006
GSCSF                          1,768,085         2007

Dividends and Distributions to Shareholders

      The Funds intend to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 1999, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                                         Undistributed         Accumulated
                                       (overdistributed)      net realized
                        Paid-in         net investment       gain/(loss) on
                        capital             income             investments
                      -----------      ----------------      --------------
BGIF                           --         $   410,725         $  (410,725)
BGEMF                 $  (292,587)         (1,276,443)          1,569,030
GSCSF                     (44,201)              1,608              42,593

--------------------------------------------------------------------------
Note B -- Investment Management Agreements and Payments to Related Parties
--------------------------------------------------------------------------

      BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios sub ject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to the Funds.

      GSCSF has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                                         BGIF             BGEMF            GSCSF
                                         ----             -----            -----
Purchases .......................   $ 377,007,524    $  62,981,479    $ 177,008,646
Proceeds ........................   $ 380,460,269    $  57,326,386    $ 187,341,976

      The cost of investments owned at December 31, 1999 for federal income tax purposes for BGIF, BGEMF and GSCSF was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments excluding foreign currency at December 31, 1999 were as follows:

                                         BGIF            BGEMF             GSCSF
                                         ----            -----             -----

Gross Appreciation ..............   $ 374,776,118    $  32,661,297    $  89,413,466

Gross Depreciation ..............     (15,052,981)      (2,692,081)      (6,368,189)
                                    -------------    -------------    -------------
  Net Unrealized Appreciation ...   $ 359,723,137    $  29,969,216    $  83,045,277
                                    =============    =============    =============

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

-------------------------------
Note D -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds.

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                                  Year Ended December 31,         Year Ended December 31,
                                                   1999             1998           1999             1998
-------------------------------------------------------------------------------------------------------------
                                                          Shares                                   Amount
-------------------------------------------------------------------------------------------------------------
o Baillie Gifford International Fund

Shares sold ..............................       4,523,096        6,525,306    $ 100,665,748    $ 133,897,400
Shares issued in reinvestment of
   dividends and distributions ...........       2,779,331        1,785,599       68,228,567       37,426,471
Shares repurchased .......................      (4,948,683)      (5,068,012)    (109,742,262)    (103,165,394)
-------------------------------------------------------------------------------------------------------------
   Net increase ..........................       2,353,744        3,242,893    $  59,152,053    $  68,158,477
-------------------------------------------------------------------------------------------------------------

o Baillie Gifford Emerging Markets Fund

Shares sold ..............................       2,821,366        1,108,146    $  26,596,653    $   9,553,044
Shares issued in reinvestment of dividends              --           58,765               --          481,282
Shares repurchased .......................      (2,432,410)      (2,863,295)     (22,109,690)     (24,882,788)
-------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) ...............         388,956       (1,696,384)   $   4,486,963    $ (14,848,462)
-------------------------------------------------------------------------------------------------------------

o The Guardian Small Cap Stock Fund

Shares sold ..............................       3,451,011       11,667,174    $  44,869,426    $ 145,794,573
Shares issued in reinvestment of
   dividends and distributions ...........          21,302           73,035          327,392        1,029,594
Shares repurchased .......................      (3,624,740)      (2,987,585)     (45,310,107)     (39,587,810)
-------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) ...............        (152,427)       8,752,624    $    (113,289)   $ 107,236,357
-------------------------------------------------------------------------------------------------------------

------------------------
Note F -- Line of Credit
------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any bor rowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 1999, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
GIAC Funds, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GIAC Funds, Inc. (comprising, respectively, the Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund), as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the GIAC Funds, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                               Ernst & Young LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

---------------------
COMMON STOCKS-- 98.6%
---------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Advertising -- 1.9%
    180,000 Omnicom Group, Inc.                                     $ 18,000,000
                                                                    ------------
Bank -- 4.8%
    200,000   Chase Manhattan Corp.                                   15,537,500
    200,000   Mellon Financial Corp.                                   6,812,500
    225,000   State Street Corp.                                      16,439,062
    140,000   Zions Bancorporation                                     8,286,250
                                                                    ------------
                                                                      47,075,312
                                                                    ------------
Bank-Midwest -- 1.5%
    200,000 Fifth Third Bancorp                                       14,675,000
                                                                    ------------
Computer & Peripherals -- 9.3%
    200,000   Cisco Systems, Inc.*                                    21,425,000
    330,000   Dell Computer Corp.*                                    16,830,000
    200,000   EMC Corp.*                                              21,850,000
    135,000   International Business Machines Corp.                   14,580,000
    200,000   Sun Microsystems, Inc.*                                 15,487,500
                                                                    ------------
                                                                      90,172,500
                                                                    ------------
Computer Software & Services -- 5.8%
    200,000   Adobe Systems, Inc.                                     13,450,000
    240,000   BMC Software, Inc.*                                     19,185,000
    200,000   Microsoft Corp.*                                        23,350,000
                                                                    ------------
                                                                      55,985,000
                                                                    ------------
Diversified Companies -- 3.7%
    200,000   Honeywell International Inc.                            11,537,500
    400,000   Tyco International, Ltd.                                15,550,000
    135,000   United Technologies Corp.                                8,775,000
                                                                    ------------
                                                                      35,862,500
                                                                    ------------
Drug -- 8.8%
    100,000   Amgen Inc.*                                              6,006,250
    100,000   Biogen, Inc.*                                            8,450,000
    150,000   Immunex Corp.*                                          16,425,000
    125,000   Lilly (Eli) & Co.                                        8,312,500
     75,000   MedImmune, Inc.*                                        12,440,625
    180,000   Merck & Co., Inc.                                       12,071,250
    300,000   Pfizer, Inc.                                             9,731,250
    275,000   Schering-Plough Corp.                                   11,601,563
                                                                    ------------
                                                                      85,038,438
                                                                    ------------
Drugstore -- 0.8%
    200,000   CVS Corp.                                                7,987,500
                                                                    ------------

Electric Utility - Central -- 1.5%
    200,000   AES Corp.*                                              14,950,000
                                                                    ------------
Electrical Equipment -- 2.0%
    125,000   General Electric Co.                                    19,343,750
                                                                    ------------
Entertainment -- 3.4%
    200,000   Clear Channel Communications, Inc.*                     17,850,000
    215,000   Time Warner, Inc.                                       15,574,063
                                                                    ------------
                                                                      33,424,063
                                                                    ------------
Financial Services - Diversified -- 5.2%
    100,000   American Express Co.                                    16,625,000
    156,250   American International Group, Inc.                      16,894,531
    300,000   Citigroup Inc.                                          16,668,750
                                                                    ------------
                                                                      50,188,281
                                                                    ------------
Grocery -- 1.3%
    360,000 Safeway Inc.*                                             12,802,500
                                                                    ------------
Hotel/Gaming -- 2.7%
    400,000   Harrah's Entertainment, Inc.*                           10,575,000
    800,000   Mandalay Resort Group*                                  16,100,000
                                                                   ------------
                                                                      26,675,000
                                                                    ------------
Household Products -- 1.3%
    100,000   Colgate-Palmolive Co.                                    6,500,000
    260,000   Dial Corp. (The)                                         6,321,250
                                                                    ------------
                                                                      12,821,250
                                                                    ------------
Insurance-Life -- 1.1%
    320,000   AXA Financial, Inc.                                     10,840,000
                                                                    ------------
Internet -- 2.3%
    300,000   America Online, Inc.*                                   22,631,250
                                                                    ------------
Medical Supplies -- 4.9%
    150,000   Cardinal Health, Inc.                                    7,181,250
    120,000   Johnson & Johnson                                       11,175,000
    300,000   Medtronic, Inc.                                         10,931,250
    350,000   VISX, Inc.*                                             18,112,500
                                                                    ------------
                                                                      47,400,000
                                                                    ------------
Office Equipment & Supplies -- 1.1%
    500,000   Staples, Inc.*                                          10,375,000
                                                                    ------------
Retail Building Supply -- 2.5%
    165,000   Home Depot, Inc. (The)                                  11,312,812
    220,000   Lowe's Companies, Inc.                                  13,145,000
                                                                    ------------
                                                                      24,457,812
                                                                    ------------
Retail-Special Lines -- 8.3%
    200,000   Abercrombie & Fitch Co. Class "A"*                       5,337,500
    400,000   Bed Bath & Beyond Inc.*                                 13,900,000
    200,000   Best Buy Co., Inc.*                                     10,037,500
    350,000   Circuit City Stores-Circuit City Group                  15,771,875
    202,500   Gap, Inc. (The)                                          9,315,000
    225,000   Intimate Brands Inc. Class "A"                           9,703,125
    200,000   Tandy Corp.                                              9,837,500
     70,000   Tiffany & Co.                                            6,247,500
                                                                    ------------
                                                                      80,150,000
                                                                    ------------
Retail Store -- 6.6%
    150,000   Costco Wholesale Corp.*                                 13,687,500
    250,000   Dayton Hudson Corp.                                     18,359,375
    200,000   Kohl's Corp.*                                           14,437,500
    250,000   Wal-Mart Stores, Inc.                                   17,281,250
                                                                    ------------
                                                                      63,765,625
                                                                    ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Securities Brokerage -- 2.2%
    200,000   Donaldson, Lufkin &
                Jenrette, Inc. - DLJ                              $   9,675,000
    300,000   Schwab (Charles) Corp.                                 11,512,500
                                                                  -------------
                                                                     21,187,500
                                                                  -------------
Semiconductor -- 4.4%
    200,000   Intel Corp.                                            16,462,500
    100,000   PMC-Sierra, Inc.*                                      16,031,250
    200,000   Vitesse Semiconductor Corp.*                           10,487,500
                                                                  -------------
                                                                     42,981,250
                                                                  -------------
Semiconductor Capital Equipment -- 2.1%
    250,000   Altera Corp.*                                          12,390,625
     65,000   Applied Materials, Inc.*                                8,234,687
                                                                  -------------
                                                                     20,625,312
                                                                  -------------
Shoe -- 1.3%
    250,000   Nike, Inc. Class "B"                                   12,390,625
                                                                  -------------
Telecommunications Equipment -- 6.0%
    200,000   Lucent Technologies Inc.                               14,962,500
    140,000   QUALCOMM Inc.*                                         24,657,500
    100,000   Scientific-Atlanta, Inc.                                5,562,500
    200,000   Tellabs, Inc.*                                         12,837,500
                                                                  -------------
                                                                     58,020,000
                                                                  -------------
Thrift -- 1.8%
    220,400   Federal Home Loan Mortgage Corp.                       10,372,575
    115,000   Federal National Mortgage Association                   7,180,313
                                                                  -------------
                                                                     17,552,888
                                                                  -------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT SECURITIES -- 98.6%
(Cost $579,389,743)                                                 957,378,356
                                                                  -------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 2.6%
----------------------------

(including accrued interest)
$ 25,200,000  Collateralized by $19,695,000
              U.S. Treasury Bonds 12 3/4%,
              due 11/15/10, with a value of
              $25,723,882 (with Morgan
              Stanley & Co., Incorporated 2.47%,
              dated 12/31/99, due 1/3/00,
              delivery value $25,205,187)                         $  25,201,729
                                                                  -------------

EXCESS OF LIABILITIES OVER
CASH AND OTHER ASSETS -- (-1.2%)                                    (11,208,076)
                                                                  ==============

--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $ 971,372,009
--------------------------------------------------------------------------------
                                                                  ==============

NET ASSET VALUE
PER OUTSTANDING SHARE
($971,372,009 / 26,917,271
shares of capital stock outstanding)                              $       36.09
                                                                  ==============

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS:
  Investment securities, at value
   (cost $579,389,743)                                              $957,378,356
  Repurchase agreement (cost $25,201,729)                             25,201,729
  Cash                                                                     1,517
  Dividends receivable                                                   317,325
  Receivable for capital shares sold                                      85,193
  Prepaid insurance expense                                               14,558
                                                                    ------------
    TOTAL ASSETS                                                     982,998,678
                                                                    ------------

LIABILITIES:
  Payable for securities purchased                                    10,633,120
  Payable for capital shares repurchased                                 397,310
  Accrued expenses:
   Advisory fee                                                          397,539
   GIAC administrative service fee                                       165,000
   Other                                                                  33,700
                                                                    ------------
    TOTAL LIABILITIES                                                 11,626,669
                                                                    ------------
NET ASSETS                                                          $971,372,009
                                                                    ------------

NET ASSETS CONSIST OF:
  Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
    26,917,271 shares)                                              $ 26,917,271
  Additional paid-in capital                                         438,513,995
  Undistributed net investment income                                    560,984
  Undistributed net realized gain on investments                     127,391,146
  Net unrealized appreciation of investments                         377,988,613
                                                                    ------------
NET ASSETS                                                          $971,372,009
                                                                    ============

NET ASSET VALUE PER
OUTSTANDING SHARE
   ($971,372,009 / 26,917,271 shares outstanding)                   $      36.09
                                                                    ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
  Dividends                                                       $   4,447,173
  Interest                                                            1,327,692
                                                                  -------------
    Total Income                                                      5,774,865
                                                                  -------------

Expenses:
  Investment advisory fee                                             4,313,362
  GIAC administrative service fee                                       598,640
  Custodian fees                                                         83,323
  Auditing and legal fees                                                38,543
  Insurance                                                              18,447
  Directors' fees and expenses                                           14,023
  Printing                                                               11,982
  Taxes and other                                                         2,146
                                                                  -------------
    Total Expenses Before Custody Credits                             5,080,466
    Less: Custody Credits                                                (5,718)
                                                                  -------------
    Net Expenses                                                      5,074,748
                                                                  -------------
Net Investment Income                                                   700,117
                                                                  -------------

Net Realized and Unrealized Gain
  on Investments:
  Net realized gain                                                 128,491,663
  Change in net unrealized appreciation                              89,602,937
                                                                  -------------
Net Realized Gain and Change in Net
  Unrealized Appreciation on Investments                            218,094,600
                                                                  -------------
Net Increase in Net Assets from Operations                        $ 218,794,717
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1999 and 1998

                                                                                  1999              1998
                                                                              -------------    -------------
Operations:
   Net investment income                                                      $     700,117    $   2,239,792
   Net realized gain on investments                                             128,491,663       62,454,321
   Change in net unrealized appreciation                                         89,602,937      117,641,538
                                                                              -------------    -------------
   Net increase in net assets from operations                                   218,794,717      182,335,651
                                                                              -------------    -------------

Distributions to Shareholders:
   Net investment income                                                         (2,362,927)      (2,335,121)
   Net realized gain from investment transactions                               (63,536,476)     (45,405,144)
                                                                              -------------    -------------
   Total distributions                                                          (65,899,403)     (47,740,265)
                                                                              -------------    -------------

Capital Share Transactions:
   Proceeds from sale of shares                                                 112,347,438       66,666,181
   Proceeds from reinvestment of dividends and distributions to shareholder      65,899,403       47,740,265
   Cost of shares repurchased                                                  (174,977,296)    (153,885,228)
                                                                              -------------    -------------
   Net increase (decrease) from capital share transactions                        3,269,545      (39,478,782)
                                                                              -------------    -------------

Total Increase in Net Assets                                                    156,164,859       95,116,604
Net Assets:
   Beginning of year                                                            815,207,150      720,090,546
                                                                              -------------    -------------
   End of year                                                                $ 971,372,009    $ 815,207,150
                                                                              -------------    -------------

Undistributed Net Investment Income, at End of Year                           $     560,984    $   2,223,794
                                                                              =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost asis. Interest income on investments adjusted for amortization of dis-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

count, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

-----------------------------------------------------------
2 -- Capital Share Transactions, Dividends and Distribution
-----------------------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                    Year Ended      Year Ended
                                                    December 31,   December 31,
                                                        1999           1998
                                                    ------------   ------------
Shares sold                                          3,485,591      2,514,811
Shares issued in reinvestment of dividends
 and distributions                                   2,140,286      1,781,353
                                                    ----------     ----------
                                                     5,625,877      4,296,164
Shares repurchased                                   5,492,925      5,730,080
                                                    ----------     ----------
Net increase (decrease)                                132,952     (1,433,916)
                                                    ==========     ==========
Dividends per share from net investment income      $      .09     $      .09
                                                    ==========     ==========
Distributions per share from net realized gains     $     2.42     $     1.75
                                                    ==========     ==========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                  Year Ended
                                                                  December 31,
                                                                     1999
                                                                 ------------
PURCHASES:
  Investment Securities                                          $537,377,918
                                                                 ------------

SALES:
  Investment Securities                                          $604,806,009
                                                                 ------------

      At December 31, 1999, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $604,604,092. The aggregate appreciation and depreciation of investments for the year ended December 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $385,006,612 and $7,030,619 respectively, resulting in a net appreciation of $377,975,993.

--------------------------------------------------------------------------------
4 -- Investment Advisory Contract, Management Fees and Transactions with
     Interested Parties
--------------------------------------------------------------------------------

      An advisory fee of $4,313,362 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 1999. This was computed at an annual rate of 1/2 of 1% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) are also officers and directors of the Fund. During the year ended December 31, 1999, the Fund paid brokerage commissions totaling $487,568 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1999, the Fund incurred expenses of $598,640 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year:

                                                                                     Years Ended December 31,
                                                           ------------------------------------------------------------------------
                                                             1999            1998            1997            1996            1995
                                                           ------------------------------------------------------------------------
Net asset value, beginning of year .....................   $  30.44        $  25.52        $  24.83        $  24.25        $  17.83
                                                           --------        --------        --------        --------        --------
  Income from investment operations:
  Net investment income ................................        .03             .09             .09             .08             .12
  Net gains on securities (both realized and unrealized)       8.13            6.67            5.30            3.71            6.96
                                                           --------        --------        --------        --------        --------
  Total from investment operations .....................       8.16            6.76            5.39            3.79            7.08
                                                           --------        --------        --------        --------        --------

  Less distributions:
   Dividends from net investment income ................       (.09)           (.09)           (.09)           (.12)           (.10)
   Distributions from net realized gains ...............      (2.42)          (1.75)          (4.61)          (3.09)           (.56)
                                                           --------        --------        --------        --------        --------
   Total distributions .................................      (2.51)          (1.84)          (4.70)          (3.21)           (.66)
                                                           --------        --------        --------        --------        --------

Net asset value, end of year ...........................   $  36.09        $  30.44        $  25.52        $  24.83        $  24.25
                                                           ========        ========        ========        ========        ========

Total return** .........................................      28.23%          27.47%          21.39%          17.34%          40.08%
                                                           ========        ========        ========        ========        ========

Ratios/Supplemental Data:
Net assets, end of year (in thousands) .................   $971,372        $815,207        $720,091        $639,341        $525,449
Ratio of expenses to average net assets ................        .59%(1)         .59%(1)         .60%(1)         .59%(1)         .62%
Ratio of net investment income to average net assets ...        .08%            .31%            .35%            .36%            .60%
Portfolio turnover rate ................................         64%            112%             85%            141%            114%

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of Value Line Centurion Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit incudes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York

February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 44.1%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Advertising -- 1.2%
      36,000  Interpublic Group of Companies, Inc.                  $  2,076,750
     177,000  Omnicom Group, Inc.                                     17,700,000
                                                                    ------------
                                                                      19,776,750
                                                                    ------------
Aerospace/Defense -- 0.7%
     193,000  General Dynamics Corp.                                  10,180,750
      36,000  Litton Industries, Inc.*                                 1,795,500
                                                                    ------------
                                                                      11,976,250
                                                                    ------------
Apparel -- 0.1%
     102,000  Tommy Hilfiger Corp.*                                    2,377,875
                                                                    ------------
Bank-Midwest -- 0.6%
      68,000  Fifth Third Bancorp                                      4,989,500
     121,000  First Tennessee National Corp.                           3,448,500
      35,700  Old Kent Financial Corp.                                 1,262,887
                                                                    ------------
                                                                       9,700,887
                                                                    ------------
Beverage-Alcoholic -- 0.2%
      62,000  Coors (Adolph) Co. Class "B"                             3,255,000
                                                                    ------------
Building Materials -- 0.0%
       6,000  USG Corp.                                                  282,750
                                                                    ------------
Cable TV -- 1.9%
     116,000  Cablevision Systems Corp. Class "A"*                     8,758,000
     190,000  Comcast Corp. Class "A"*                                 9,606,875
     132,000  EchoStar Communications Corp. Class "A"*                12,870,000
                                                                    ------------
                                                                      31,234,875
                                                                    ------------
Chemical-Specialty -- 0.1%
      20,000  Avery Dennison Corp.                                     1,457,500
                                                                    ------------
Computer & Peripherals -- 1.9%
     115,000  Adaptec, Inc.*                                           5,735,625
     195,422  Cisco Systems, Inc.*                                    20,934,582
      91,000  Dell Computer Corp.*                                     4,641,000
                                                                    ------------
                                                                      31,311,207
                                                                    ------------
Computer Software & Services -- 5.4%
     100,000  Adobe Systems, Inc.                                      6,725,000
      83,000  Citrix Systems, Inc.*                                   10,209,000
      79,000  Comverse Technology, Inc.*                              11,435,250
     101,000  Electronics For Imaging, Inc.*                           5,870,625
     174,000  Mercury Interactive Corp.*                              18,781,125
      81,000  Microsoft Corp.*                                         9,456,750
     229,500  Paychex, Inc.                                            9,180,000
     174,000  Siebel Systems, Inc.*                                   14,616,000
                                                                    ------------
                                                                      86,273,750
                                                                    ------------
Diversified Companies -- 0.9%
      28,000  Textron, Inc.                                            2,147,250
     228,000  Tyco International, Ltd.                                 8,863,500
      62,000  United Technologies Corp.                                4,030,000
                                                                    ------------
                                                                      15,040,750
                                                                    ------------
Drug -- 3.7%
     106,000  Amgen Inc.*                                              6,366,625
     170,000  Biogen, Inc.*                                           14,365,000
      42,000  Bristol-Myers Squibb Co.                                 2,695,875
     110,000  Forest Laboratories, Inc.*                               6,758,125
     110,000  MedImmune, Inc.*                                        18,246,250
      86,000  Millennium Pharmaceuticals, Inc. *                      10,492,000
                                                                    ------------
                                                                      58,923,875
                                                                    ------------
Electric Utility-Central -- 0.7%
     153,000  AES Corp.*                                              11,436,750
                                                                    ------------
Electrical Equipment -- 0.3%
     108,000  Semtech Corp.*                                           5,629,500
                                                                    ------------
Electronics -- 2.8%
     202,000  Gemstar International Group, Ltd.*                      14,392,500
      98,000  JDS Uniphase Corp.*                                     15,808,625
     233,125  Symbol Technologies, Inc.                               14,818,008
                                                                    ------------
                                                                      45,019,133
                                                                    ------------
Entertainment -- 1.9%
      39,000  AMFM Inc.*                                               3,051,750
     168,000  CBS Corp.*                                              10,741,500
      86,315  Clear Channel Communications, Inc.*                      7,703,614
      75,000  Time Warner, Inc.                                        5,432,812
      58,000  USA Networks, Inc.*                                      3,204,500
                                                                    ------------
                                                                      30,134,176
                                                                    ------------
Financial Services-Diversified -- 0.2%
      65,000  Citigroup Inc.                                           3,611,562
                                                                    ------------
Food Processing -- 0.5%
     127,000  Quaker Oats Co. (The)                                    8,334,375
                                                                    ------------
Foreign Telecommunication -- 1.4%
     106,000  Nortel Networks Corp.                                   10,706,000
      30,000  Telefonos de Mexico S.A. (ADR)                           3,375,000
     182,500  Vodafone AirTouch PLC (ADR)                              9,033,750
                                                                    ------------
                                                                      23,114,750
                                                                    ------------
Furniture/Home Furnishings -- 0.2%
      90,000  Ethan Allen Interiors, Inc.                              2,885,625
                                                                    ------------
Grocery -- 0.2%
     209,800  Kroger Co.*                                              3,959,975
                                                                    ------------
Hotel/Gaming -- 0.1%
      57,000  Mandalay Resort Group*                                   1,147,125
                                                                    ------------
Household Products --  0.2%
      53,000  Kimberly-Clark Corp.                                     3,458,250
                                                                    ------------
Internet --  0.6%
      70,000  America Online, Inc.*                                    5,280,625
      66,000  Macromedia, Inc.*                                        4,826,250
                                                                    ------------
                                                                      10,106,875
                                                                    ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Machinery -- 0.3%
      74,000  Briggs & Stratton Corp.                               $  3,968,250
                                                                    ------------
Medical Services -- 0.1%
      28,000  PacifiCare Health Systems, Inc.*                         1,484,000
                                                                    ------------
Medical Supplies -- 1.3%
     214,000  Allergan, Inc.                                          10,646,500
      58,000  Johnson & Johnson                                        5,401,250
      97,000  VISX, Inc.*                                              5,019,750
                                                                    ------------
                                                                      21,067,500
                                                                    ------------
Natural Gas-Diversified -- 0.8%
     282,000  Enron Corp.                                             12,513,750
                                                                    ------------
Office Equipment & Supplies -- 0.7%
     108,000  Pitney Bowes, Inc.                                       5,217,750
     271,655  Staples, Inc.*                                           5,636,841
                                                                    ------------
                                                                      10,854,591
                                                                    ------------
Precision Instrument -- 0.3%
     104,000  Waters Corp.*                                            5,512,000
                                                                    ------------
Publishing -- 0.1%
      26,000  Reader's Digest Association, Inc. Class "A"                760,500
                                                                    ------------
Recreation -- 1.0%
     111,000  Harley-Davidson, Inc.                                    7,110,938
     174,000  Royal Caribbean Cruises, Ltd.                            8,580,375
                                                                    ------------
                                                                      15,691,313
                                                                    ------------
Restaurant -- 0.2%
     145,000  Brinker International, Inc.*                             3,480,000
                                                                    ------------

Retail Building Supply -- 1.4%
     225,000  Home Depot, Inc. (The)                                  15,426,563
     115,000  Lowe's Companies, Inc.                                   6,871,250
                                                                    ------------
                                                                      22,297,813
                                                                    ------------
Retail-Special Lines -- 3.2%
     141,040  Abercrombie & Fitch Co. Class "A"*                       3,764,005
     104,000  AnnTaylor Stores Corp.*                                  3,581,500
     181,000  Bed Bath & Beyond Inc.*                                  6,289,750
      61,000  Best Buy Co., Inc.*                                      3,061,437
     164,000  Circuit City Stores-Circuit City Group                   7,390,250
     100,500  Dollar Tree Stores, Inc.*                                4,867,969
     100,250  Gap, Inc. (The)                                          4,611,500
       6,405  Intimate Brands, Inc. Class "A"                            276,216
      56,000  Ross Stores, Inc.                                        1,004,500
     160,000  TJX Companies, Inc. (The)                                3,270,000
      20,000  Tandy Corp.                                                983,750
     131,800  Tiffany & Co.                                           11,763,150
                                                                    ------------
                                                                      50,864,027
                                                                    ------------
Retail Store -- 1.7%
      94,000  Dayton Hudson Corp.                                      6,903,125
      98,000  Kohl's Corp.*                                            7,074,375
     196,000  Wal-Mart Stores, Inc.                                   13,548,500
                                                                    ------------
                                                                      27,526,000
                                                                    ------------
Semiconductor -- 2.9%
      78,000  Linear Technology Corp.                                  5,581,875
      95,000  PMC-Sierra, Inc.*                                       15,229,687
      80,000  QLogic Corp.*                                           12,790,000
     110,000  RF Micro Devices, Inc.*                                  7,528,125
      67,500  TranSwitch Corp.*                                        4,897,969
                                                                    ------------
                                                                      46,027,656
                                                                    ------------
Telecommunications Equipment -- 2.2%
      60,000  General Instrument Corp.*                                5,100,000
     116,000  QUALCOMM Inc.*                                          20,430,500
      89,000  Scientific-Atlanta, Inc.                                 4,950,625
      74,000  Tellabs, Inc.*                                           4,749,875
                                                                    ------------
                                                                      35,231,000
                                                                    ------------
Telecommunication Services -- 1.8%
      43,000  ALLTEL Corp.                                             3,555,563
     245,000  CenturyTel, Inc.                                        11,606,875
      76,000  MediaOne Group, Inc.*                                    5,837,750
     170,000  SBC Communications Inc.                                  8,287,500
                                                                    ------------
                                                                      29,287,688
                                                                    ------------
Toiletries/Cosmetics -- 0.3%
      86,000  Estee Lauder Companies Inc. (The)
                Class "A"                                              4,337,625
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $306,391,714)                                                  711,353,278
                                                                    ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------

----------------------------------
U.S. TREASURY OBLIGATIONS -- 16.8%
----------------------------------

$ 45,000,000  U.S. Treasury Notes
                4.000%, due 10/31/00                              $   44,255,448
  29,000,000  U.S. Treasury Notes
                5.250%, due 5/31/01                                   28,628,597
  30,000,000  U.S. Treasury Notes
                5.750%, due 6/30/01                                   29,810,223
  15,000,000  U.S. Treasury Notes
                6.250%, due 8/31/02                                   14,980,347
  14,250,000  U.S. Treasury Notes
                5.875%, due 11/15/05                                  13,831,285
  14,250,000  U.S. Treasury Notes
                5.625%, due 2/15/06                                   13,632,565
  33,000,000  U.S. Treasury Notes
                6.500%, due 10/15/06                                  32,903,587
  15,000,000  U.S. Treasury Notes
                6.125%, due 8/15/07                                   14,629,165
  15,383,250  U.S. Treasury Inflation Indexed Notes
                3.875%, due 1/15/09                                   14,865,864
  59,500,000  U.S. Treasury Bonds
                7.250%, due 8/15/22                                   62,738,835
                                                                  --------------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $276,893,532)                                                  270,275,916
                                                                  --------------

-------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.6%
-------------------------------------------

  17,000,000  Federal Home Loan Mortgage Corp.
                5.750%, due 6/15/01                                   16,839,364
  16,000,000  Federal Home Loan Banks
                6.000%, due 11/15/01                                  15,849,334
  15,000,000  Federal Home Loan Banks
                5.125%, due 2/26/02                                   14,571,136
  27,000,000  Federal Home Loan Mortgage Corp.
                5.500%, due 5/15/02                                   26,356,614
  21,000,000  Federal Home Loan Banks
                6.000%, due 8/15/02                                   20,689,990
  13,000,000  Federal National Mortgage Association
                6.250%, due 11/15/02                                  12,874,966
  13,500,000  Federal National Mortgage Association
                4.750%, due 11/14/03                                  12,576,587
  59,000,000  Federal Home Loan Mortgage Corp.
                5.000%, due 1/15/04                                   55,267,035
   5,500,000  Federal National Mortgage Association
                5.125%, due 2/13/04                                    5,172,084
  29,000,000  Federal National Mortgage Association
                5.625%, due 5/14/04                                   27,718,551
  17,000,000  Federal Home Loan Mortgage Corp.
                6.250%, due 7/15/04                                   16,626,969
  23,000,000  Federal National Mortgage Association
                5.750%, due 6/15/05                                   21,874,237
  10,000,000  Federal National Mortgage Association
                Pool  380188, 6.45%, due 4/1/08                        9,428,130
  14,000,000  Federal Home Loan Mortgage Corp.
                5.750%, due 4/15/08                                   12,895,702
  10,000,000  Federal National Mortgage Association
                5.250%, due 1/15/09                                    8,818,051
  13,045,000  Federal National Mortgage Association
                6.375%, due 6/15/09                                   12,452,940
  45,000,000  Federal National Mortgage Association
                6.625%, due 9/15/09                                   43,758,396
  15,000,000  Federal Home Loan Mortgage Corp.
                6.625%, due 9/15/09                                   14,575,890
                                                                  --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $359,458,445)                                                  348,345,976
                                                                  --------------

-------------------------------
CORPORATE BONDS & NOTES -- 1.1%
-------------------------------

Chemical-Diversified -- 0.3%
   5,000,000  Goodrich (B.F.) Co. (The) Notes
                6.450%, due 4/15/08                                    4,572,137

Telecommunication Services -- 0.8%
   5,000,000  AirTouch Communications Inc. Notes
                6.650%,due 5/1/08                                      4,691,887
   5,000,000  MCI WorldCom, Inc. Sr. Notes
                6.400%, due 8/15/05                                    4,797,534
   4,000,000  MCI WorldCom, Inc. Sr. Notes
                6.500%, due 4/15/10                                    3,711,724
                                                                  --------------
                                                                      13,201,145
                                                                  --------------
TOTAL CORPORATE BONDS & NOTES
(Cost $18,967,354)                                                    17,773,282
                                                                  --------------
TOTAL INVESTMENT SECURITIES -- 83.6%
(Cost $961,711,045)                                                1,347,748,452
                                                                  --------------
-------------------------------
SHORT-TERM INVESTMENTS -- 15.8%
-------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
  29,047,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.470%, 1/5/00                        29,029,346
  30,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.600%, 1/11/00                       29,953,333
  40,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.560%, 1/14/00                       39,919,689
  30,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.620%, 1/19/00                       29,915,700
                                                                  --------------
                                                                     128,818,068
                                                                  --------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.8%
(including accrued interest)
$ 62,000,000  Collateralized by $45,090,000
              U.S. Treasury Bonds 10 5/8%,
              due 8/15/15, with a value of
              $63,118,951 (with Morgan Stanley &
              Co., Inc., 2.47%, dated 12/31/99, due
              1/3/00, delivery value of $62,012,762)              $   62,004,254
  63,000,000  Collateralized by $31,360,000
              U.S. Treasury Notes 6 1/2%,
              due 8/31/01 and $31,567,000 U.S.
              Treasury Notes 6 3/8%, due 3/31/01
              with a total value of $64,296,606
              (with Banc One Capital Markets, Inc.,
              2.65%, dated 12/31/99, due 1/3/00,
              delivery value $63,013,912)                             63,004,637
                                                                  --------------
                                                                     125,008,891
                                                                  --------------
TOTAL SHORT-TERM SECURITIES
(Cost $253,826,959)                                                  253,826,959
                                                                  --------------
CASH AND OTHER ASSETS
IN EXCESS OF LIABILITIES -- 0.6%                                      10,305,388
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $1,611,880,799
--------------------------------------------------------------------------------
                                                                  ==============

NET ASSET VALUE PER
OUTSTANDING SHARE
 ($1,611,880,799 / 54,850,620
 shares of beneficial interest outstanding)                       $        29.39
                                                                  ==============

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS:
   Investment securities, at value
    (cost $961,711,045)                                           $1,347,748,452
   Short-term investments (cost $253,826,959)                        253,826,959
   Cash                                                                  150,207
   Interest and dividends receivable                                   9,964,094
   Receivable for securities sold                                      2,693,035
   Receivable for capital shares sold                                     97,472
   Prepaid insurance expense                                              24,826
                                                                  --------------
     TOTAL ASSETS                                                  1,614,505,045
                                                                  --------------

LIABILITIES
   Payable for capital shares repurchased                              1,642,035
   Accrued expenses:
    Advisory fee                                                         667,997
    GIAC administrative service fee                                      265,843
    Other                                                                 48,371
                                                                  --------------
     TOTAL LIABILITIES                                                 2,624,246
                                                                  --------------
NET ASSETS                                                        $1,611,880,799
                                                                  --------------

NET ASSETS CONSIST OF:
   Shares of beneficial interest, at $0.01 par value
    (authorized unlimited, outstanding
    54,850,620 shares)                                                   548,506
   Additional paid-in capital                                        883,244,575
   Undistributed net investment income                                31,635,575
   Undistributed net realized gain on investments                    310,414,736
   Net unrealized appreciation of investments                        386,037,407
                                                                  --------------
NET ASSETS                                                        $1,611,880,799
                                                                  ==============

NET ASSET VALUE PER
OUTSTANDING SHARE
   ($1,611,880,799 / 54,850,620
   shares outstanding)                                            $        29.39
                                                                  ==============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
 Interest                                                         $  36,700,944
 Dividends (Net of foreign withholding tax of $5,837)                 3,636,934
                                                                  -------------
     Total Income                                                    40,337,878
                                                                  -------------

Expenses:
 Investment advisory fee                                              7,451,342
 GIAC administrative service fee                                        925,843
 Custodian fees                                                         149,285
 Audit and legal fees                                                    38,541
 Insurance                                                               35,264
 Trustees' fees and expenses                                             14,023
 Printing                                                                12,925
 Taxes and other                                                          2,056
                                                                  -------------
   Total Expenses Before Custody Credits                              8,629,279
   Less: Custody Credits                                                 (3,639)
                                                                  -------------
   Net Expenses                                                       8,625,640
                                                                  -------------
Net Investment Income                                                31,712,238
                                                                  -------------

Net Realized and Unrealized Gain (Loss)
 On Investments:
 Net realized gain                                                  310,691,129
 Net change in unrealized appreciation                              (14,402,998)
                                                                  -------------
   Net Realized Gain and Change in Unrealized Appreciation
    on Investments                                                  296,288,131
                                                                  -------------

   Net Increase in Net Assets from Operations                     $ 328,000,369
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1999 and 1998

                                                                                     1999              1998
                                                                               ---------------    ---------------
Operations
    Net investment income                                                      $    31,712,238    $    15,682,392
    Net realized gain on investments                                               310,691,129         79,864,542
    Change in net unrealized appreciation                                          (14,402,998)       215,856,062
                                                                               ---------------    ---------------
    Net increase in net assets from operations                                     328,000,369        311,402,996
                                                                               ---------------    ---------------

Distributions to Shareholders:
    Net investment income                                                          (15,437,565)       (35,369,549)
    Net realized gain from investment transactions                                 (79,625,333)      (101,947,527)
                                                                               ---------------    ---------------
    Total distributions                                                            (95,062,898)      (137,317,076)
                                                                               ---------------    ---------------

Trust Share Transactions:
    Proceeds from sale of shares                                                   109,656,703         98,680,308
    Proceeds from reinvestment of dividends and distributions to shareholder        95,062,898        137,317,076
    Cost of shares repurchased                                                    (240,059,970)      (192,389,054)
                                                                               ---------------    ---------------
    Net (decrease) increase from Trust share transactions                          (35,340,369)        43,608,330
                                                                               ---------------    ---------------

Total Increase In Net Assets                                                       197,597,102        217,694,250

Net Assets:
    Beginning of year                                                            1,414,283,697      1,196,589,447
                                                                               ---------------    ---------------
    End of year                                                                $ 1,611,880,799    $ 1,414,283,697
                                                                               ===============    ===============

Undistributed Net Investment Income, at End of Year                            $    31,635,575    $    15,360,902
                                                                               ===============    ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to acheive its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked bid and prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Trust's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital

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NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------------------------
2 -- Trust Share Transactions, Dividends and Distributions
----------------------------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                                   Year Ended        Year Ended
                                                  December 31,      December 31,
                                                      1999             1998
                                                  -----------       -----------
Shares sold                                         4,104,143         4,261,820
Shares issued in reinvestment
 of dividends and distributions                     3,617,310         6,157,716
                                                  -----------       -----------
                                                    7,721,453        10,419,536
Shares repurchased                                  8,941,008         8,418,685
                                                  -----------       -----------
Net (decrease) increase                            (1,219,555)        2,000,851
                                                  ===========       ===========

Dividends per share from net
 investment income                                $      .285       $       .68
                                                  ===========       ===========
Distributions per share from
 net realized gains                               $      1.47       $      1.96
                                                  ===========       ===========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                    Year Ended
                                                                   December 31,
                                                                       1999
                                                                  --------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                                              $  725,937,484
 Other Investment Securities                                         170,135,232
                                                                  --------------
                                                                  $  896,072,716
                                                                  ==============

SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                                              $  191,104,011
 Other Investment Securities                                         995,248,742
                                                                  --------------
                                                                  $1,186,352,753
                                                                  ==============

      At December 31, 1999, the aggregate cost of investment securities and short-term securities for federal income tax purposes is $1,215,538,004. The aggregate appreciation and depreciation of investments at December 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes is $410,144,859 and $24,107,452, respectively, resulting in a net appreciation of $386,037,407.

------------------------------------------------------------------------
4 -- Investment Advisory Contract, Management Fees and Transactions with
     Affiliates
------------------------------------------------------------------------

      An advisory fee of $7,451,342 was paid or payable to the Adviser, for the year ended December 31, 1999. This was computed at the annual rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

--------------------------------------------------------------------------------


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Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and Trustees of the Trust. During the year ended December 31, 1999, the Trust paid brokerage commissions totaling $465,623 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1999, the Trust incurred expenses of $925,843 in connection with such services rendered by GIAC.

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130
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FINANCIAL HIGHLIGHTS

Selected data for a share of stock outstanding throughout each year:

                                                                                        Years Ended December 31,
                                                           ------------------------------------------------------------------------
                                                              1999            1998           1997            1996            1995
                                                           ------------------------------------------------------------------------
Net asset value, beginning of year ......................  $    25.22      $    22.13      $    21.90      $    20.27      $  16.13
                                                           ----------      ----------      ----------      ----------      --------
   Income from investment operations:
   Net investment income ................................         .59             .30             .65             .53           .39
   Net gains on securities (both realized and unrealized)        5.34            5.43            2.65            2.56          4.17
                                                           ----------      ----------      ----------      ----------      --------
   Total from investment operations .....................        5.93            5.73            3.30            3.09          4.56
                                                           ----------      ----------      ----------      ----------      --------

   Less distributions:
    Dividends from net investment income ................        (.29)           (.68)           (.55)           (.37)         (.26)
    Distributions from net realized capital gains .......       (1.47)          (1.96)          (2.52)          (1.09)         (.16)
                                                           ----------      ----------      ----------      ----------      --------
    Total distributions .................................       (1.76)          (2.64)          (3.07)          (1.46)         (.42)
                                                           ----------      ----------      ----------      ----------      --------
Net asset value, end of year ............................  $    29.39      $    25.22      $    22.13      $    21.90      $  20.27
                                                           ----------      ----------      ----------      ----------      --------

Total return** ..........................................       24.32%          27.45%          15.66%          15.87%        28.54%
                                                           ----------      ----------      ----------      ----------      --------

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..................  $1,611,881      $1,414,284      $1,196,589      $1,072,785      $876,509
Ratio of expenses to average net assets .................         .58%(1)         .58%(1)         .59%(1)         .58%(1)       .60%
Ratio of net investment income to average net assets ....        2.13%           1.25%           3.08%           2.70%         2.18%
Portfolio turnover rate .................................          70%            106%             58%             71%           63%

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

                       See notes to financial statements.

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                                                                             131
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--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of Value Line Strategic Asset Management Trust

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit incudes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York

February 11, 2000

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132

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GUARDIAN(SM)

The Guardian Insurance & Annuity Company, Inc.
7 Hanover Square
New York, NY 10004

Pub. 3058 12/99                                      C Printed on recycled paper